              As filed with the Securities and Exchange Commission
                               on November 1, 2002
                      Registration No. 333-74295; 811-09253

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   ___
Pre-Effective Amendment No. ___                                           ___
Post-Effective Amendment No. 49                                            X
                                                                          ---

                                       And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           ___
Amendment No. 50                                                           X
                                                                          ---
                            ------------------------


                             WELLS FARGO FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)
                                525 Market Street
                             San Francisco, CA 94105
          (Address of Principal Executive Offices, including Zip Code)

                           --------------------------

       Registrant's Telephone Number, including Area Code: (800) 643-9691
                                C. David Messman
                        Wells Fargo Funds Management, LLC
                          525 Market Street, 12th Floor
                             San Francisco, CA 94105
                     (Name and Address of Agent for Service)
                                With a copy to:
                             Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                             Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                             Washington, D.C. 20006


It is proposed that this filing will become effective (check appropriate box):

 X   Immediately upon filing pursuant to Rule 485(b), or
---

___  60 days after filing pursuant to Rule 485(a)(1), or

___  on _________ pursuant to Rule 485(a)(1)

___  75 days after filing pursuant to Rule 485(a)(2), or

___  on ___________pursuant to Rule 485(a)(2)


If appropriate, check the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

       This Post-Effective Amendment No. 49 to the Registration Statement of Wells Fargo Funds Trust is being filed to add the audited financial statements and certain related financial information for the fiscal year ended June 30, 2002 for the California Limited Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, National Limited Term Tax-Free Fund, National Tax-Free Fund and Nebraska Tax-Free Fund, and to make certain other non-material changes to the prospectuses and statement of additional information for these funds.

                             WELLS FARGO FUNDS TRUST
                              Cross Reference Sheet

Form N-1A Item Number

Part A           Prospectus Captions

1                Front and Back Cover Pages
2                Objectives
                 Principal Strategies
                 Summary of Important Risks
3                Summary of Expenses
                 Example of Expenses
4                Objectives
                 Principal Strategies
                 Summary of Important Risks
                 See Individual Fund Summaries
                 Additional Strategies and General Investment Risks
5                Not applicable
6                Organization and Management of the Funds
7                Your Account
                 How to Buy Shares
                 How to Sell Shares
                 Income and Gain Distributions
                 Taxes
8                Distribution Plan
9                See Individual Fund Summaries

Part B           Statement of Additional Information Captions

10               Cover Page and Table of Contents
11               Capital Stock
                 Cover Page
12               Cover Page
                 Investment Policies
                 Additional Permitted Investment Activities and Associated Risks
13               Management
14               Capital Stock
15               Management
                 Additional Purchase and Redemption Information
16               Portfolio Transactions
17               Capital Stock
18               Determination of Net Asset Value
                 Additional Purchase and Redemption Information
19               Taxes
20               Management
21               Performance Calculations
22               Financial Information

Part C           Other Information

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                                              [WELLS FARGO LOGO]

WELLS FARGO TAX-FREE FUNDS                                       ---------------
                                                                   PROSPECTUS
                                                                 ---------------

                                           California Limited Term Tax-Free Fund

                                           California Tax-Free Fund

                                           Colorado Tax-Free Fund

                                           Minnesota Tax-Free Fund

                                           National Tax-Free Fund

                                           Class A, Class B, Class C





                                                                November 1, 2002

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A., ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                                                           Tax-Free Funds
----------------------------------------------------------------------------------------------------------
Overview                               Objectives and Principal Strategies                               4
                                       Summary of Important Risks                                        6
Important summary information          Performance History                                               8
about the Funds.                       Summary of Expenses                                              14
                                       Key Information                                                  18
----------------------------------------------------------------------------------------------------------
The Funds                              California Limited Term Tax-Free Fund                            19
                                       California Tax-Free Fund                                         23
Important information about            Colorado Tax-Free Fund                                           27
the individual Funds.                  Minnesota Tax-Free Fund                                          31
                                       National Tax-Free Fund                                           35
                                       Additional Strategies and
                                        General Investment Risks                                        40
                                       Organization and Management
                                        of the Funds                                                    44
----------------------------------------------------------------------------------------------------------
Your Investment                        A Choice of Share Classes                                        46
                                       Reductions and Waivers of Sales Charges                          49
How to open an account and             Exchanges                                                        52
how to buy, sell and exchange          Your Account                                                     53
Fund shares.                             How to Buy Shares                                              55
                                         How to Sell Shares                                             58
----------------------------------------------------------------------------------------------------------
Reference                              Additional Services and
                                        Other Information                                               60
Additional information and             Portfolio Managers                                               62
term definitions.                      Glossary                                                         63


Tax-Free Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Words appearing in bold, italicized print are defined in the glossary.

--------------------------------------------------------------------------------
FUND                         OBJECTIVE
--------------------------------------------------------------------------------
  California Limited Term    Seeks current income exempt from federal income tax
  Tax-Free Fund              and California individual income tax.

  California Tax-Free Fund   Seeks current income exempt from federal income tax
                             and California individual income tax.

  Colorado Tax-Free Fund     Seeks current income exempt from federal income tax
                             and Colorado individual income tax.

  Minnesota Tax-Free Fund    Seeks current income exempt from federal income tax
                             and Minnesota individual income tax.

  National Tax-Free Fund     Seeks current income exempt from federal income
                             tax.

4  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund's total assets in securities with remaining maturities of less than 2 years (short-term) or 2 to 10 years (intermediate-term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Under normal circumstances, the expected average duration of the Fund's portfolio securities will be from 1 to 5 years.

We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund's total assets in securities with remaining maturities of 2 to 10 years (intermediate-term) or 10 years or longer (long-term). We have some flexibility in setting the portfolio's dollar-weighted average maturity.

We invest in investment-grade Colorado municipal securities of varying maturities. Under normal circumstances, the Fund's average portfolio maturity will be greater than 10 years. The Fund's average portfolio maturity may reach or exceed 20 years. We emphasize investments in municipal securities that pay interest income rather than those that maintain the stability of the Fund's net asset value ("NAV").

We invest in Minnesota municipal securities of varying maturities. There are no restrictions on the Fund's average portfolio maturity. Under normal circumstances, the Fund's dollar-weighted average maturity will be greater than 10 years. The Fund's average portfolio maturity may reach or exceed 20 years. We emphasize investments in municipal securities that pay interest income rather than those that maintain the stability of the Fund's NAV.

We invest in investment-grade municipal securities. Under normal circumstances, we maintain the Fund's dollar-weighted average maturity between 10 and 20 years. We emphasize investments in municipal securities that pay interest income rather than those that maintain the stability of the Fund's NAV.

                                                    Tax-Free Funds Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 19;

..    the "Additional Strategies and General Investment Risks" section beginning on page 40; and

..    the Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------
Debt Securities
The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on a debt instrument held in a Fund unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Municipal Securities
The Funds invest in municipal securities that rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.

Although we strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax ("AMT"), some income earned by Fund investments may be subject to such taxes.

The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

Non-Diversification
The Funds are generally considered non-diversified according to the Investment Company Act of 1940, as amended ("1940 Act"). The majority of the issuers of the securities in a Fund's portfolio, with the exception of the National Tax-Free Fund, are located within one state. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or that spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio. The National Tax-Free Fund is considered to be diversified. All other funds in this Prospectus are considered to be non-diversified.

6  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------
FUND                               SPECIFIC RISKS
--------------------------------------------------------------------------------

California Limited Term            The Funds are primarily subject to the risks
Tax-Free Fund and California       described under "Common Risks for the Funds"
Tax-Free Fund                      on page 6. Since we invest heavily in
                                   California municipal securities, events in
                                   California are likely to affect the Fund's investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.

Colorado Tax-Free Fund             The Fund is primarily subject to the risks
                                   described under "Common Risks for the Funds" on page 6. Since we invest heavily in Colorado municipal securities, events in
                                   Colorado are likely to affect the Fund's investments. The Colorado economy is based on services, communications, transportation, tourism and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.

Minnesota Tax-Free Fund            The Fund is primarily subject to the risks
                                   described under "Common Risks for the Funds" on page 6. Since we invest heavily in Minnesota municipal securities, events in
                                   Minnesota are likely to affect the Fund's investments. For example, the state's economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.

                                   We may invest up to 25% of our total assets in below investment-grade municipal securities, sometimes referred to as "high yield/high risk securities" or "junk bonds," which are considered a more speculative investment than investment-grade municipal securities. Such municipal securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. Additionally, these lower-rated municipal securities may be less liquid and more difficult to value than higher-rated municipal securities.

National Tax-Free Fund             The Fund is primarily subject to the risks
                                   for debt and municipal securities described under "Common Risks for the Funds" on page 6.
                                   The Fund may from time to time focus on
                                   investments in certain states or geographic regions, and its performance could be disproportionately affected by political or demographic factors in such states or regions.

                                                    Tax-Free Funds Prospectus  7

Performance History
--------------------------------------------------------------------------------

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

California Limited Term Tax-Free Fund Class A Calendar Year Returns*

[GRAPHIC]

'93         7.10%
'94        (1.10)%
'95         9.14%
'96         3.85%
'97         5.13%
'98         5.46%
'99         0.04%
'00         6.80%
'01         4.20%

Best Qtr.: Q1 '95 . 3.41%      Worst Qtr.: Q1 '94 . (1.85)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 2002, was 6.11%.

The table below provides average annual total return information for the Fund's Class A and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.



    Average Annual Total Returns/1/                                       Life
    for the period ended 12/31/01                       1 year  5 years  of Fund

    Class A Returns Before Taxes (Incept. 11/18/92)     (0.44)%   3.34%   3.98%

    Class A Returns After Taxes on Distributions        (0.50)%   3.23%   3.92%

    Class A Returns After Taxes on Distributions
     and Sale of Fund Shares                             1.03%    3.39%   3.93%

    Class C Returns Before Taxes (Incept. 8/30/02)/2/    1.34%    3.22%   3.51%

    LB 3-Year Muni Index/3/                              6.59%    5.08%   5.07%

/1/ Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
/3/ Lehman Brothers 3-Year Municipal Bond Index.

8   Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

California Tax-Free Fund Class A Calendar Year Returns*

[GRAPHIC]

'92         9.01%
'93        12.98%
'94        (4.32)%
'95        16.39%
'96         4.03%
'97         9.16%
'98         6.81%
'99        (3.65)%
'00        13.70%
'01         4.20%

Best Qtr.: Q1 '95 . 6.19%     Worst Qtr.: Q1 '94 . (4.06)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 2002, was 8.08%.

The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

    Average Annual Total Returns/1/
    for the period ended 12/31/01                       1 year  5 years 10 years

    Class A Returns Before Taxes (Incept. 10/6/88)      (0.46)%  4.88%    6.11%

    Class A Returns After Taxes on Distributions        (0.57)%  4.77%    5.73%

    Class A Returns After Taxes on Distributions
     and Sale of Fund Shares                             1.63%   4.85%    5.79%

    Class B Returns Before Taxes (Incept. 12/15/97)/2/  (1.42)%  4.74%    5.84%

    Class C Returns Before Taxes (Incept. 7/1/93)/2/     2.44%   5.07%    5.84%

    LB Muni Index/3/                                     5.13%   5.98%    6.63%

/1/ Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
/3/ Lehman Brothers Municipal Bond Index.

                                                    Tax-Free Funds Prospectus  9

Performance History
--------------------------------------------------------------------------------

Colorado Tax-Free Fund Class A Calendar Year Returns*

[GRAPHIC]

'94     (5.93)%
'95     17.00%
'96      4.88%
'97     10.29%
'98      6.14%
'99     (5.48)%
'00     13.74%
'01      5.38%

Best Qtr.: Q4 '00 . 5.86%       Worst Qtr.: Q1 '94 . (5.49)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 2002, was 10.54%.

     The table below provides average annual total return information for the Fund's Class A and Class B shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

     Average Annual Total Returns/1/                                       Life
     for the period ended 12/31/01                    1 year   5 years   of Fund
     Class A Returns Before Taxes (Incept. 6/1/93)     0.64%    4.84%     5.30%
     Class A Returns After Taxes on Distributions      0.64%    4.82%     5.28%
     Class A Returns After Taxes on Distributions
      and Sale of Fund Shares                          2.37%    4.89%     5.27%
     Class B Returns Before Taxes (Incept. 8/2/93)/2/ (0.32)%   4.71%     5.10%
     LB Muni Index/3/                                  5.13%    5.98%     6.06%

/1/  Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
/3/  Lehman Brothers Municipal Bond Index.

10   Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

Minnesota Tax-Free Fund Class A Calendar Year Returns*

[GRAPHIC]

'92      7.55%
'93     11.24%
'94     (6.00)%
'95     17.21%
'96      3.78%
'97      9.16%
'98      6.22%
'99     (5.93)%
'00     12.48%
'01      5.28%

Best Qtr.: Q1 '95 . 6.84%        Worst Qtr.: Q1 '94 . (5.57)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 2002, was 8.70%.

     The table below provides average annual total return information for the Fund's Class A and Class B shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

     Average Annual Total Returns/1/

     for the period ended 12/31/01                     1 year  5 years  10 years
     Class A Returns Before Taxes (Incept. 1/12/88)     0.54%    4.29%     5.37%
     Class A Returns After Taxes on Distributions       0.54%    4.27%     5.30%
     Class A Returns After Taxes on Distributions
      and Sale of Fund Shares                           2.24%    4.41%     5.30%
     Class B Returns Before Taxes (Incept. 8/6/93)/2/  (0.60)%   4.11%     5.04%
     LB Muni Index/3/                                   5.13%    5.98%     6.63%

/1/  Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
/3/  Lehman Brothers Municipal Bond Index.

                                                   Tax-Free Funds Prospectus  11

Performance History
--------------------------------------------------------------------------------

National Tax-Free Fund Class A Calendar Year Returns*

[GRAPHIC]

'92      7.33%
'93      9.48%
'94     (4.86)%
'95     16.87%
'96      4.74%
'97     10.26%
'98      6.44%
'99     (5.38)%
'00     12.80%
'01      4.67%

Best Qtr.: Q1 '95 . 5.85%        Worst Qtr.: Q1 '94 . (5.50)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 2002, was 8.52%.

The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average Annual Total Returns/1/
     for the period ended 12/31/01                     1 year  5 years  10 years

     Class A Returns Before Taxes (Incept. 8/1/89)    (0.04)%    4.60%     5.53%

     Class A Returns After Taxes on Distributions     (0.04)%    4.58%     5.50%

     Class A Returns After Taxes on Distributions
      and Sale of Fund Shares                          1.96%     4.70%     5.52%

     Class B Returns Before Taxes (Incept. 8/6/93)/2/ (1.09)%    4.45%     5.25%

     Class C Returns Before Taxes (Incept. 11/8/99)/2/ 2.89%     4.78%     5.25%

     LB Muni Index/3/                                  5.13%     5.98%     6.63%

/1/  Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
/3/  Lehman Brothers Municipal Bond Index.

12   Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Tax-Free Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                               All Funds
                                                       -------------------------
                                                       CLASS A  CLASS B  CLASS C
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                     4.50%    None     1.00%

Maximum deferred sales charge (load)
(as a percentage of the lower of the
NAV at purchase or the NAV at redemption)              None/1/   5.00%    1.00%

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         California Limited Term
                                                              Tax-Free Fund
                                                         -----------------------
                                                           CLASS A     CLASS C
--------------------------------------------------------------------------------
Management Fees                                             0.40%       0.40%
Distribution (12b-1) Fees                                   0.00%       0.75%
Other Expenses/2/                                           0.84%       0.84%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                        1.24%       1.99%
--------------------------------------------------------------------------------
Fee Waivers                                                 0.39%       0.39%
--------------------------------------------------------------------------------
NET EXPENSES/3/                                             0.85%       1.60%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         Minnesota Tax-Free Fund
                                                         -----------------------
                                                           CLASS A     CLASS B
--------------------------------------------------------------------------------
Management Fees                                             0.40%       0.40%
Distribution (12b-1) Fees                                   0.00%       0.75%
Other Expenses/2/                                           0.63%       0.60%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                        1.03%       1.75%
--------------------------------------------------------------------------------
Fee Waivers                                                 0.18%       0.15%
--------------------------------------------------------------------------------
NET EXPENSES/3/                                             0.85%       1.60%
--------------------------------------------------------------------------------

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
/2/ Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses for the Class C shares of the California Limited Term Tax-Free Fund are based on estimated amounts for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/3/ The adviser has committed through October 31, 2003, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

14   Tax-Free Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         California Tax-Free Fund     Colorado Tax-Free Fund
--------------------------------------------------------------------------------
       CLASS A    CLASS B   CLASS C     CLASS A    CLASS B
--------------------------------------------------------------------------------
        0.40%      0.40%     0.40%       0.40%      0.40%
        0.00%      0.75%     0.75%       0.00%      0.75%
        0.50%      0.51%     0.49%       0.56%      0.62%
--------------------------------------------------------------------------------
        0.90%      1.66%     1.64%       0.96%      1.77%
--------------------------------------------------------------------------------
        0.10%      0.11%     0.09%       0.11%      0.17%
--------------------------------------------------------------------------------
        0.80%      1.55%     1.55%       0.85%      1.60%
--------------------------------------------------------------------------------

--------------------------------------
         National Tax-Free Fund
--------------------------------------
       CLASS A    CLASS B   CLASS C
--------------------------------------
        0.40%      0.40%     0.40%
        0.00%      0.75%     0.75%
        0.53%      0.54%     0.53%
--------------------------------------
        0.93%      1.69%     1.68%
--------------------------------------
        0.08%      0.09%     0.08%
--------------------------------------
        0.85%      1.60%     1.60%
--------------------------------------
                                                   Tax-Free Funds Prospectus  15

Tax-Free Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------
These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                   California Limited Term
                                                       Tax-Free Fund
                                                --------------------------------
                                                   CLASS A        CLASS C
--------------------------------------------------------------------------------
   1 YEAR                                           $  533         $  361
   3 YEARS                                          $  789         $  681
   5 YEARS                                          $1,065         $1,126
  10 YEARS                                          $1,850         $2,363
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Minnesota Tax-Free Fund
                                                --------------------------------

                                                   CLASS A        CLASS B
--------------------------------------------------------------------------------
   1 YEAR                                           $  533         $  663
   3 YEARS                                          $  746         $  836
   5 YEARS                                          $  976         $1,135
  10 YEARS                                          $1,637         $1,770
--------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                   California Limited Term
                                                       Tax-Free Fund
                                                --------------------------------

                                                   CLASS A        CLASS C
--------------------------------------------------------------------------------
   1 YEAR                                           $  533         $  261
   3 YEARS                                          $  789         $  681
   5 YEARS                                          $1,065         $1,126
  10 YEARS                                          $1,850         $2,363
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Minnesota Tax-Free Fund
                                                --------------------------------

                                                   CLASS A        CLASS B
--------------------------------------------------------------------------------
   1 YEAR                                           $  533         $  163
   3 YEARS                                          $  746         $  536
   5 YEARS                                          $  976         $  935
  10 YEARS                                          $1,637         $1,770
--------------------------------------------------------------------------------

16  Tax-Free Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                California Tax-Free            Colorado Tax-Free
                       Fund                         Fund
--------------------------------------------------------------------------------
       CLASS A       CLASS B     CLASS C     CLASS A    CLASS B
--------------------------------------------------------------------------------
       $  528        $  658      $  356      $  533     $  663
       $  715        $  813      $  603      $  732     $  841
       $  917        $1,092      $  974      $  947     $1,143
       $1,499        $1,658      $2,017      $1,565     $1,755
--------------------------------------------------------------------------------

-----------------------------------------------
                National Tax-Free
                      Fund
-----------------------------------------------
       CLASS A       CLASS B     CLASS C
-----------------------------------------------
       $  533        $  663      $  361
       $  725        $  824      $  617
       $  934        $1,109      $  996
       $1,535        $1,693      $2,061
-----------------------------------------------

--------------------------------------------------------------------------------
               California Tax-Free            Colorado Tax-Free
                      Fund                          Fund
--------------------------------------------------------------------------------
       CLASS A       CLASS B     CLASS C     CLASS A    CLASS B
--------------------------------------------------------------------------------
       $  528        $  158      $  256      $  533     $  163
       $  715        $  513      $  603      $  732     $  541
       $  917        $  892      $  974      $  947     $  943
       $1,499        $1,658      $2,017      $1,565     $1,755
--------------------------------------------------------------------------------

-----------------------------------------------
                National Tax-Free
                      Fund
-----------------------------------------------
       CLASS A       CLASS B     CLASS C
-----------------------------------------------
       $  533        $  163      $  261
       $  725        $  524      $  617
       $  934        $  909      $  996
       $1,535        $1,693      $2,061
-----------------------------------------------


                                                   Tax-Free Funds Prospectus  17

Key Information
--------------------------------------------------------------------------------

In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in a Fund:
The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..    what the Fund is trying to achieve;

..    how we intend to invest your money; and

..    what makes the Fund different from the other Funds offered in this
     Prospectus.

--------------------------------------------------------------------------------
Permitted Investments
A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in bold, italicized print are defined in the Glossary.

18  Tax-Free Funds Prospectus

California Limited Term Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Manager:   Stephen Galiani

--------------------------------------------------------------------------------

Investment Objective
The California Limited Term Tax-Free Fund seeks a high level of current income exempt from federal income tax and California individual income tax, while preserving capital.

--------------------------------------------------------------------------------

Investment Strategies
We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund's total assets in securities with remaining maturities of less than 2 years (short-term) or 2 to 10 years (intermediate-term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase. Under normal circumstances, the average expected duration of the Fund's portfolio securities will be from 1 to 5 years.

--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in municipal securities that pay interest exempt from both federal income tax and California individual income tax;

..    up to 20% of the Fund's assets in securities with income subject to federal income taxes, including the federal AMT; and

..    in municipal securities rated in the four highest credit categories by
     NRSROs, and in unrated securities deemed by us to be of comparable quality.

--------------------------------------------------------------------------------

Important Risk Factors

The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Fund's investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting California municipal securities.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  19

California Limited Term Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                             CLASS A SHARES--COMMENCED
                                                             ON NOVEMBER 18, 1992
                                                             -------------------------
                                                             June 30,         June 30,
   For the period ended:                                      2002             2001
                                                             -------------------------
Net asset value, beginning of period                        $ 10.33           $ 10.14

Income from investment operations:
  Net investment income (loss)                                 0.31              0.41
  Net realized and unrealized gain (loss)
     on investments                                            0.20              0.19

Total income from investment operations                        0.51              0.60

Less distributions:
  Dividends from net investment income                        (0.31)            (0.41)
  Distributions from net realized gain                        (0.03)             0.00

Total distributions                                           (0.34)            (0.41)

Net asset value, end of period                              $ 10.50           $ 10.33

Total return/2/
                                                               5.00%             6.01%
Ratios/supplemental data:
  Net assets, end of period (000s)                          $70,142           $46,157

Ratios to average net assets/3/:
  Ratio of expenses to average net assets                      0.75%             0.75%
  Ratio of net investment income (loss) to
     average net assets                                        2.97%             3.90%

Portfolio turnover                                               34%               49%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses/3/,/4/                   1.24%             1.12%

/1/  The Fund changed its fiscal year-end from March 31 to June 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

20   Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

        June 30,         June 30,         June 30,         Mar. 31,
          2000             1999           1998/1/            1998
--------------------------------------------------------------------------------
        $ 10.23          $ 10.44          $ 10.44          $ 10.27

           0.40             0.39             0.10             0.39

          (0.04)           (0.09)            0.00             0.20

           0.36             0.30             0.10             0.59

          (0.40)           (0.39)           (0.10)           (0.39)

          (0.05)           (0.12)            0.00            (0.03)

          (0.45)           (0.51)           (0.10)           (0.42)

        $ 10.14          $ 10.23          $ 10.44          $ 10.44

           3.67%            2.84%            0.93%            5.92%

        $34,015          $41,299          $54,169          $59,011

           0.75%            0.75%            0.75%            0.68%

           3.98%            3.70%            3.72%            3.78%

             60%              68%               2%              88%

           1.31%            1.42%            1.44%            1.29%

                                                   Tax-Free Funds Prospectus  21

                                              This page intentionally left blank
--------------------------------------------------------------------------------

California Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Manager:   Stephen Galiani

--------------------------------------------------------------------------------

Investment Objective
The California Tax-Free Fund seeks to provide investors with a high level of current income exempt from federal income tax and California individual income tax while preserving capital, by investing in medium- to long-term investment-grade municipal securities.

--------------------------------------------------------------------------------

Investment Strategies
We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund's total assets in securities with remaining maturities of 2 to 10 years (intermediate term) or 10 years or longer (long term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase.

--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in municipal securities that pay interest exempt from federal income tax and California individual income tax;

..    up to 20% of the Fund's assets in securities with income subject to federal income taxes, including federal AMT; and

..    in municipal securities rated in the four highest credit categories by
     NRSROs, and in unrated securities deemed by us to be of comparable quality.

--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Fund's investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting California municipal securities.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  23

California Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                           CLASS A SHARES--COMMENCED
                                                           ON OCTOBER 6, 1988
                                                           ------------------------------------------------------
                                                           June 30,       June 30,       June 30,       June 30,
For the period ended:                                        2002           2001           2000           1999
                                                           ------------------------------------------------------
Net asset value, beginning of period                        $  11.24       $  10.77       $  11.00       $  11.38

Income from investment operations:
  Net investment income (loss)                                  0.55           0.54           0.52           0.51
  Net realized and unrealized gain (loss)
     on investments                                             0.10           0.47          (0.20)         (0.23)

Total income from investment operations                         0.65           1.01           0.32           0.28

Less distributions:
  Dividends from net investment income                         (0.54)         (0.54)         (0.52)         (0.51)
  Distributions from net realized gain                         (0.06)          0.00          (0.03)         (0.15)

Total distributions                                            (0.60)         (0.54)         (0.55)         (0.66)

Net asset value, end of period                              $  11.29       $  11.24       $  10.77       $  11.00

Total return/2/                                                 5.67%          9.53%          3.10%          2.38%

Ratios/supplemental data:
  Net assets, end of period (000s)                          $386,927       $379,359       $385,746       $461,574

Ratios to average net assets/3/:
  Ratio of expenses to average net assets                       0.77%          0.77%          0.77%          0.77%
  Ratio of net investment income (loss) to
     average net assets                                         4.86%          4.82%          4.89%          4.45%

Portfolio turnover                                                31%            52%            35%            17%

Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses/3/,/4/                           0.90%          0.90%          1.01%          1.10%

/1/  The Fund changed its fiscal year-end from December 31 to June 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

24  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                             CLASS B SHARES--COMMENCED
                             ON DECEMBER 15, 1997
----------------------------------------------------------------------------------------------------------------
  June 30,     Dec. 31,        June 30,      June 30,       June 30,       June 30,       June 30,       Dec. 31
  1998/1/       1997            2002           2001           2000           1999         1998/1/          1997
----------------------------------------------------------------------------------------------------------------
  $  11.32     $  10.97       $  11.46       $  10.97       $  11.22       $  11.60       $ 11.54        $ 11.51

      0.26         0.54           0.48           0.46           0.45           0.44          0.23           0.02

      0.06         0.42           0.09           0.49          (0.22)         (0.23)         0.06           0.03

      0.32         0.96           0.57           0.95           0.23           0.21          0.29           0.05

     (0.26)       (0.54)         (0.46)         (0.46)         (0.45)         (0.44)        (0.23)         (0.02)

      0.00        (0.07)         (0.06)          0.00          (0.03)         (0.15)         0.00           0.00

     (0.26)       (0.61)         (0.52)         (0.46)         (0.48)         (0.59)        (0.23)         (0.02)

  $  11.38     $  11.32       $  11.51       $  11.46       $  10.97       $  11.22       $ 11.60        $ 11.54

      2.86%        9.16%          4.88%          8.81%          2.21%          1.69%         2.49%          0.45%

  $499,720     $509,844       $146,487       $137,484       $116,376       $129,699       $99,784        $77,792

      0.75%       0.74%           1.52%          1.51%          1.50%          1.47%         1.45%          1.44%

      4.63%       4.84%           3.95%          4.06%          4.16%          3.74%         3.90%          3.95%

        15%         12%             31%            52%            35%            17%           15%            12%

      1.11%       0.89%           1.66%          1.63%          1.74%          1.84%         1.82%          1.76%

                                                   Tax-Free Funds Prospectus  25

California Tax-Free Fund                                    Financial Highlights
--------------------------------------------------------------------------------
(continued)

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                 CLASS C SHARES--COMMENCED
                                                 ON JULY 1, 1993
                                                 ----------------------------------------------------------------------------------
                                                 June 30,       June 30,       June 30,       June 30,       June 30,       Dec. 31,
     For the period ended:                         2002           2001           2000           1999          1998/1/         1997
                                                 -----------------------------------------------------------------------------------
Net asset value, beginning of period              $ 11.46        $ 10.97        $ 11.22        $ 11.60        $11.54         $11.19

Income from investment operations:
  Net investment income (loss)                       0.47           0.46           0.45           0.44          0.23           0.47
  Net realized and unrealized gain (loss)
    on investments                                   0.10           0.49          (0.22)         (0.23)         0.06           0.42

Total income from investment operations              0.57           0.95           0.23           0.21          0.29           0.89

Less distributions:
  Dividends from net investment income              (0.46)         (0.46)         (0.45)         (0.44)        (0.23)         (0.47)
  Distributions from net realized gain              (0.06)          0.00          (0.03)         (0.15)         0.00          (0.07)

Total distributions                                 (0.52)         (0.46)         (0.48)         (0.59)        (0.23)         (0.54)

Net asset value, end of period                    $ 11.51        $ 11.46        $ 10.97        $ 11.22        $11.60         $11.54

Total return/2/                                      4.87%          8.81%          2.21%          1.69%         2.49%          8.11%

Ratios/supplemental data:
  Net assets, end of period (000s)                $46,013        $29,468        $16,959        $22,251        $8,249         $5,860

Ratios to average net assets/3/:
  Ratio of expenses to average net assets            1.52%          1.52%          1.50%          1.47%         1.45%          1.48%
  Ratio of net investment income (loss) to
    average net assets                               3.94%          4.04%          4.15%          3.71%         3.90%          4.19%

Portfolio turnover                                     31%            52%            35%            17%           15%            12%

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses/3/,/4/      1.64%          1.62%          1.73%          1.81%         1.78%          1.63%

/1/  The Fund changed its fiscal year-end from December 31 to June 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

26  Tax-Free Funds Prospectus

Colorado Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Managers: Arthur C. Evans; Stephen Galiani

--------------------------------------------------------------------------------
Investment Objective
The Colorado Tax-Free Fund seeks a high level of current income exempt from federal income tax and Colorado individual income tax consistent with the preservation of capital.

--------------------------------------------------------------------------------
Investment Strategies
We invest in investment-grade municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities, and corporations. We also invest in municipal securities issued by the territories and possessions of the United States.

Under normal circumstances, we expect that the Fund's average portfolio maturity will be greater than 10 years. The Fund's average portfolio maturity may reach or exceed 20 years in the future. Depending on market conditions, the Fund's dollar-weighted average maturity could be higher or lower. We emphasize investments in municipal securities that pay interest income rather than those that maintain the stability of the Fund's NAV.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in municipal securities that pay interest exempt from federal income tax and Colorado individual income tax;

..    up to 25% of total assets in securities of related issuers or in securities of any one issuer;

..    up to 20% of the Fund's assets in securities with income subject to federal income taxes, including federal AMT; and

..    in municipal securities rated in the four highest credit categories by
     NRSROs, and in unrated securities deemed by us to be of comparable quality.

--------------------------------------------------------------------------------
Important Risk Factors
The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Since we invest heavily in Colorado municipal securities, events in Colorado are likely to affect the Fund's investments. The Colorado economy is based on services, communications, transportation, tourism, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Colorado municipal securities.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  27

Colorado Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also included in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING:
--------------------------------------------------------------------------------

                                                    CLASS A SHARES--COMMENCED
                                                    ON JUNE 1, 1993
                                                    ------------------------------------------
                                                    June 30,    June 30,   June 30,   June 30,
For the period ended:                                 2002        2001       2000     1999/1/
                                                    ------------------------------------------
Net asset value, beginning of period                $ 10.39     $  9.83    $ 10.30    $ 10.55

Income from investment operations:
  Net investment income (loss)                         0.53        0.55       0.54       0.04
  Net realized and unrealized gain (loss)
     on investments                                    0.22        0.56      (0.46)     (0.25)

Total income from investment operations                0.75        1.11       0.08      (0.21)

Less distributions:
  Dividends from net investment income                (0.53)      (0.55)     (0.54)     (0.04)
  Distributions from net realized gain                 0.00        0.00      (0.01)      0.00

Total distributions                                   (0.53)      (0.55)     (0.55)     (0.04)

Net asset value, end of period                      $ 10.61     $ 10.39    $  9.83    $ 10.30

Total return/2/                                        7.34%      11.54%      0.87%     (1.97)%

Ratios/supplemental data:
  Net assets, end of period (000s)                  $58,152     $48,274    $39,280    $39,066

Ratios to average net assets/3/:
  Ratio of expenses to average net assets              0.60%       0.60%      0.60%      0.60%
  Ratio of net investment income (loss) to
    average net assets                                 5.01%       5.36%      5.43%      4.94%

Portfolio turnover                                       28%         37%       106%        11%

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses
  (annualized)/3/,/4/                                  0.96%       0.96%      1.03%      1.08%

/1/ The Fund changed its fiscal year-end from May 31 to June 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

28  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                   CLASS B SHARES--COMMENCED
                   ON AUGUST 2, 1993
--------------------------------------------------------------------------------
 May 31,   May 31,   June 30,   June 30,  June 30,   June 30,  May 31,  May 31,
  1999      1998       2002       2001      2000     1999/1/   1999/1/   1998
--------------------------------------------------------------------------------
$ 10.69   $ 10.22    $ 10.41    $  9.85    $10.31    $ 10.56   $ 10.71   $10.23

   0.51      0.53       0.45       0.48      0.46       0.04      0.43     0.45

  (0.10)     0.47       0.22       0.56     (0.45)     (0.25)    (0.11)    0.48

   0.41      1.00       0.67       1.04      0.01      (0.21)     0.32     0.93

  (0.51)    (0.53)     (0.45)     (0.48)    (0.46)     (0.04)    (0.43)   (0.45)

  (0.04)     0.00       0.00       0.00     (0.01)      0.00     (0.04)    0.00

  (0.55)    (0.53)     (0.45)     (0.48)    (0.47)     (0.04)    (0.47)   (0.45)

$ 10.55   $ 10.69    $ 10.63    $ 10.41    $ 9.85    $ 10.31   $ 10.56   $10.71

   3.79%     9.96%      6.53%     10.69%     0.22%     (2.03)%    2.92%    9.25%

$39,958   $34,254    $12,540    $10,177    $6,842    $10,959   $10,909   $9,156

   0.60%     0.60%      1.35%      1.35%     1.35%      1.35%     1.35%    1.35%

   4.71%     5.00%      4.25%      4.58%     4.65%      4.17%     3.96%    4.24%

     77%       70%        28%        37%      106%        11%       77%      70%

   1.02%     1.04%      1.77%      1.77%     1.89%      2.08%     2.03%    2.04%

                                                   Tax-Free Funds Prospectus  29

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Minnesota Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Manager: Patricia D. Hovanetz, CFA

--------------------------------------------------------------------------------
Investment Objective
The Minnesota Tax-Free Fund seeks a high level of current income exempt from federal income tax and Minnesota individual income tax, without assuming undue risk.

--------------------------------------------------------------------------------
Investment Strategies
We invest in municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations. We also invest in municipal securities issued by the territories and possessions of the United States. We invest principally in municipal securities with interest exempt from both federal income tax and Minnesota individual income tax.

There are no restrictions on the Fund's average portfolio maturity. Under normal circumstances, the Fund's dollar-weighted average maturity will be greater than 10 years. The Fund's average portfolio maturity may reach or exceed 20 years. Depending on market conditions, the Fund's average dollar-weighted average maturity could be higher or lower. We emphasize investments in municipal securities that pay interest income rather than those that maintain the stability of the Fund's NAV.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in municipal securities that pay interest exempt from federal income tax and Minnesota individual income tax;

..    up to 25% of total assets in securities of related issuers or in securities of any one issuer;

..    up to 20% of the Fund's assets in securities with income subject to federal income taxes, including federal AMT; and

..    up to 25% of total assets in below investment-grade municipal securities, including unrated securities deemed by us to be of comparable quality.

--------------------------------------------------------------------------------
Important Risk Factors
The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund's investments. For example, the state's economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.

We may invest up to 25% of our total assets in below investment-grade municipal securities, sometimes referred to as "high yield/high risk securities" or "junk bonds," which are considered a more speculative investment than investment-grade municipal securities. Such municipal securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. Additionally, these lower-rated municipal securities may be less liquid and more difficult to value than higher-rated municipal securities. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Minnesota municipal securities.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  31

Minnesota Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also included in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING:
--------------------------------------------------------------------------------

                                                                      CLASS A SHARES--COMMENCED
                                                                      ON JANUARY 12, 1988
                                                                      ------------------------------------------
                                                                        June 30,  June 30,  June 30,  June 30,
For the period ended:                                                     2002      2001      2000    1999/1/
                                                                      ------------------------------------------
Net asset value, beginning of period                                   $ 10.67    $ 10.18    $ 10.74   $ 10.96

Income from investment operations:
   Net investment income (loss)                                           0.52       0.54       0.53      0.04
   Net realized and unrealized gain (loss) on investments                 0.17       0.49      (0.55)    (0.22)

Total income from investment operations                                   0.69       1.03      (0.02)    (0.18)
Less distributions:
   Dividends from net investment income                                  (0.52)     (0.54)     (0.53)    (0.04)
   Distributions from net realized gain                                   0.00       0.00      (0.01)     0.00

Total distributions                                                      (0.52)     (0.54)     (0.54)    (0.04)

Net asset value, end of period                                         $ 10.84    $ 10.67    $ 10.18   $ 10.74

Total return/2/                                                           6.58%     10.32%     (0.02)%   (1.63)%

Ratios/supplemental data:
   Net assets, end of period (000s)                                    $40,585    $34,424    $29,551   $37,139

Ratios to average net assets/3/:
   Ratio of expenses to average net assets                                0.60%      0.60%      0.60%     0.60%
   Ratio of net investment income (loss) to
     average net assets                                                   4.81%      5.11%      5.23%     4.71%
Portfolio turnover                                                          28%        18%        69%        2%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses/3/, /4/                   1.03%      1.10%      1.07%     1.11%
----------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from May 31 to June 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

32  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          CLASS B SHARES--COMMENCED
                          ON AUGUST 6, 1993

     May 31,    May 31,   June 30,   June 30,   June 30,   June 30,    May 31,    May 31,
      1999       1998       2002       2001      2000      1999/1/      1999       1998
-----------------------------------------------------------------------------------------
   $  11.05   $  10.57   $  10.67   $  10.18   $  10.74   $  10.96   $  11.05   $  10.57

       0.51       0.53       0.44       0.46       0.46       0.04       0.43       0.45

      (0.08)      0.48       0.17       0.49      (0.55)     (0.22)     (0.08)      0.48

       0.43       1.01       0.61       0.95      (0.09)     (0.18)      0.35       0.93

      (0.51)     (0.53)     (0.44)     (0.46)     (0.46)     (0.04)     (0.43)     (0.45)

      (0.01)      0.00       0.00       0.00      (0.01)      0.00      (0.01)      0.00

      (0.52)     (0.53)     (0.44)     (0.46)     (0.47)     (0.04)     (0.44)     (0.45)

   $  10.96   $  11.05   $  10.84   $  10.67   $  10.18   $  10.74   $  10.96   $  11.05

       3.96%      9.71%      5.79%      9.50%     (0.76)%    (1.69)%     3.18%      8.89%

   $ 38,255   $ 33,597   $ 20,310   $ 19,491   $ 16,974   $ 21,366   $ 21,493   $ 16,549

       0.60%      0.60%      1.35%      1.35%      1.35%      1.35%      1.35%      1.35%

       4.61%      4.83%      4.05%      4.36%      4.47%      3.93%      3.85%      4.07%

         25%        68%        28%        18%        69%         2%        25%        68%

       1.03%      1.07%      1.75%      1.81%      1.93%      2.11%      2.04%      2.08%

                                                   Tax-Free Funds Prospectus  33

                                              This page intentionally left blank
--------------------------------------------------------------------------------

National Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Managers: Arthur C. Evans; Stephen Galiani
--------------------------------------------------------------------------------

Investment Objective
The National Tax-Free Fund seeks current income exempt from federal income tax.
--------------------------------------------------------------------------------

Investment Strategies
We invest in investment-grade municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT.

Under normal circumstances, the Fund's dollar-weighted average maturity will be between 10 and 20 years, but may vary depending on market conditions. We emphasize investments in municipal securities that pay interest income rather than those that maintain the stability of the Fund's NAV.
--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in municipal securities that pay interest exempt from federal income tax;

..    up to 20% of the Fund's assets in securities with income subject to federal income tax, including federal AMT; and

..    in municipal securities rated in the four highest credit categories by
     NRSROs, and in unrated securities deemed by us to be of comparable quality.

--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks for debt and municipal securities described under "Common Risks for the Funds" on page 6. The Fund may from time to time focus on investments in certain states or regions, and its performance could be disproportionately affected by political or demographic factors in such states or regions.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 40. These considerations are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  35

National Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also included in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING:
--------------------------------------------------------------------------------

                                                        CLASS A SHARES--COMMENCED
                                                        ON AUGUST 1, 1989
                                                        ------------------------------------------------
                                                        June 30,      June 30,     June 30,     June 30,
For the period ended:                                     2002          2001         2000       1999/1/
                                                        ------------------------------------------------
Net asset value, beginning of period                    $  10.21      $  9.72      $ 10.22      $ 10.44

Income from investment operations:
  Net investment income (loss)                              0.52         0.54         0.54         0.04
  Net realized and unrealized gain (loss)
  on investments                                            0.08         0.49        (0.50)       (0.22)

Total income from investment operations                     0.60         1.03         0.04        (0.18)

Less distributions:
  Dividends from net investment income                     (0.52)       (0.54)       (0.53)       (0.04)
  Distributions from net realized gain                      0.00         0.00        (0.01)        0.00

Total distributions                                        (0.52)       (0.54)       (0.54)       (0.04)

Net asset value, end of period                          $  10.29      $ 10.21      $  9.72      $ 10.22

Total return/2/                                             5.92%       10.90%        0.50%       (1.69)%

Ratios/supplemental data:
  Net assets, end of period (000s)                      $120,439      $77,223      $64,859      $41,881

Ratios to average net assets/3/:
  Ratio of expenses to average net assets                   0.80%        0.80%        0.75%        0.60%
  Ratio of net investment income (loss) to
  average net assets                                        5.09%        5.33%        5.48%        5.10%

Portfolio turnover                                            39%          27%          79%          18%

Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses/3/,/4/                       0.93%        0.96%        0.95%        1.02%

/1/ The Fund changed its fiscal year-end from May 31 to June 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

36  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                        CLASS B SHARES--COMMENCED
                        ON AUGUST 6, 1993
------------------------------------------------------------------------------------------------
   May 31,     May 31,     June 30    June 30,     June 30,    June 30,     May 31,     May 31,
    1999        1998        2002        2001        2000       1999/1/       1999        1998
------------------------------------------------------------------------------------------------
  $ 10.54     $ 10.05     $ 10.21     $  9.72     $ 10.22      $ 10.44      $ 10.54     $ 10.05


     0.52        0.53        0.45        0.46        0.46         0.04         0.44        0.46

    (0.10)       0.49        0.08        0.49       (0.50)       (0.22)       (0.10)       0.48

     0.42        1.02        0.53        0.95       (0.04)       (0.18)        0.34        0.94

    (0.51)      (0.53)      (0.45)      (0.46)      (0.45)       (0.04)       (0.43)      (0.45)

    (0.01)       0.00        0.00        0.00       (0.01)        0.00        (0.01)       0.00

    (0.52)      (0.53)      (0.45)      (0.46)      (0.46)       (0.04)       (0.44)      (0.45)

  $ 10.44     $ 10.54     $ 10.29     $ 10.21     $  9.72      $ 10.22      $ 10.44     $ 10.54

     4.04%      10.33%       5.13%      10.07%      (0.24)%      (1.76)%       3.26%       9.52%

  $43,388     $35,121     $51,754     $28,271     $18,367      $17,878      $17,973     $11,070

     0.60%       0.60%       1.55%       1.55%       1.48%        1.35%        1.35%       1.35%

     4.81%       5.09%       4.34%       4.56%       4.72%        4.34%        4.05%       4.31%

      106%        143%         39%         27%         79%          18%         106%        143%

     0.98%       0.99%       1.69%       1.72%       1.78%        2.11%        2.01%       2.05%

                                                   Tax-Free Funds Prospectus  37

National Tax-Free Fund                                      Financial Highlights
--------------------------------------------------------------------------------
(continued)

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING:
--------------------------------------------------------------------------------

                                                                        CLASS C SHARES--COMMENCED
                                                                        ON NOVEMBER 8, 1999
                                                                        --------------------------------
                                                                         June 30,   June 30,   June 30,
For the period ended:                                                      2002       2001       2000
                                                                        --------------------------------
Net asset value, beginning of period                                     $ 10.21     $ 9.73     $ 9.79

Income from investment operations:
   Net investment income (loss)                                             0.45       0.46       0.30
   Net realized and unrealized gain (loss) on investments                   0.08       0.48      (0.06)

Total income from investment operations                                     0.53       0.94       0.24
Less distributions:
   Dividends from net investment income                                    (0.45)     (0.46)     (0.30)
   Distributions from net realized gain                                     0.00       0.00       0.00

Total distributions                                                        (0.45)     (0.46)     (0.30)

Net asset value, end of period                                           $ 10.29     $10.21     $ 9.73

Total return/1/                                                             5.13%      9.96%      2.50%

Ratios/supplemental data:
   Net assets, end of period (000s)                                      $11,343     $9,319     $5,572

Ratios to average net assets/2/:
   Ratio of expenses to average net assets                                  1.55%      1.55%      1.55%
   Ratio of net investment income (loss) to
     average net assets                                                     4.32%      4.55%      4.75%
Portfolio turnover                                                            39%        27%        79%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses/2/, /3/                     1.68%      1.73%      1.68%
--------------------------------------------------------------------------------------------------------

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

38  Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

..    Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..    We cannot guarantee that a Fund will meet its investment objective.

..    We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

..    Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

..    An investment in a single Fund, by itself, does not constitute a complete investment plan.

..    Each Fund may continue to hold debt instruments that cease to be rated by a
     NRSRO or whose ratings fall below the levels generally permitted for such Fund, provided the sub-adviser deems the instrument to be of comparable quality to rated or higher-rated instruments. Unrated or below investment-grade securities may be more susceptible to credit and interest rate risks than investment-grade securities.

..    The Funds may invest in various derivative instruments. The term
     "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

40  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk--The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk--The risk that, because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                   Tax-Free Funds Prospectus  41

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each Fund. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                          CALIFORNIA
                                                                         LIMITED TERM  CALIFORNIA   COLORADO   MINNESOTA  NATIONAL
                                                                           TAX-FREE     TAX-FREE    TAX-FREE   TAX-FREE   TAX-FREE
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                           PRINCIPAL RISK(S)
----------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for               Leverage Risk                   X            X            X          X          X
temporary purposes (e.g. to meet
shareholder redemptions).

Floating and Variable Rate Debt
Instruments with interest rates that are      Interest Rate and               X            X            X          X          X
adjusted either on a schedule or when an      Credit Risk
index or benchmark changes.

Forward Commitment, When-Issued and
Delayed Delivery Transactions
Securities bought or sold for delivery        Interest Rate and               X            X            X          X          X
at a later date or bought or sold for a       Credit Risk
fixed price at a fixed date.

High Yield Securities
Debt securities of lower quality that         Interest Rate and                                                    X
produce generally higher rates of             Credit Risk
return. These securities, sometimes
referred to as "junk bonds," tend to be
more sensitive to economic conditions,
more volatile, and less liquid, and are
subject to greater risk of default.

Illiquid Securities
A security which may not be sold or           Liquidity Risk                  X            X            X          X          X
disposed of in the ordinary course of
business within seven days at the value
determined by the Fund. Limited to 15%
of net assets.

Loans of Portfolio Securities
The practice of loaning securities to         Credit, Counter-Party           X            X            X          X          X
brokers, dealers and financial                and Leverage Risk
institutions to increase return on those
securities. Loans may be made up to 1940
Act limits (currently one-third of total
assets, including the value of the
collateral received).

Mortgage- and Other Asset-Backed
Securities
Securities consisting of undivided            Interest Rate, Credit and       X            X            X          X          X
fractional interests in pools of              Prepayment/Extension
consumer loans, such as mortgage loans,       Risk
car loans, credit card debt or
receivables held in trust.

42  Tax-Free Funds Prospectus

                                                                    CALIFORNIA LIMITED  CALIFORNIA  COLORADO  MINNESOTA  NATIONAL
                                                                       TERM TAX-FREE     TAX-FREE   TAX-FREE  TAX-FREE   TAX-FREE
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                 PRINCIPAL RISK(S)
---------------------------------------------------------------------------------------------------------------------------------
Other Mutual Funds
Investments by the Fund in          Market Risk
shares of other mutual funds,                                                X              X          X         X         X
which will cause Fund
shareholders to bear a pro
rata portion of the other
fund's expenses, in addition
to the expenses paid by the
Fund.

Private Activity Bonds
Bonds that pay interest subject     Interest Rate and                        X              X          X         X         X
to the federal alternative          Credit Risk
minimum tax. Limited to 20% of
net assets.

Repurchase Agreements
A transaction in which the          Credit and
seller of a security agrees to      Counter-Party Risk                       X              X          X         X         X
buy back the security at an
agreed upon time and price,
usually with interest.

                                                   Tax-Free Funds Prospectus  43

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

------------------------------------------------------------------------------------------------
                                   BOARD OF TRUSTEES
------------------------------------------------------------------------------------------------
                            Supervises the Funds' activities
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        INVESTMENT ADVISER                                 CUSTODIAN
------------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC                Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA                6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities         Provides safekeeping for the Funds' assets
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                   INVESTMENT SUB-ADVISER
------------------------------------------------------------------------------------------------
                           Wells Capital Management Incorporated
                                     525 Market Street
                                     San Francisco, CA
                      Responsible for day-to-day portfolio management
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                                                               SHAREHOLDER
                                                  TRANSFER                      SERVICING
 ADMINISTRATOR                                      AGENT                         AGENTS
------------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC      Boston Financial Data Services, Inc.    Various Agents
525 Market Street                      Two Heritage Drive
San Francisco, CA                      Quincy, MA

Manages the Funds'                     Maintains records of shares and         Provide services
business activities                    supervises the payment of dividends     to customers
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                        FINANCIAL SERVICES FIRMS AND SELLING AGENTS
------------------------------------------------------------------------------------------------
             Advise current and prospective shareholders on Fund investments
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                       SHAREHOLDERS
------------------------------------------------------------------------------------------------

44  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

The Investment Adviser
Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. As of June 30, 2002, Funds Management and its affiliates managed over $169 billion in assets. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus.

The Sub-Adviser
Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, is the sub-adviser for each of the Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2002, Wells Capital Management managed assets aggregating in excess of $109 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees that Funds Management receives for its services as adviser.

The Administrator
Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of each Fund.

Shareholder Servicing Plan
We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                   Tax-Free Funds Prospectus  45

A Choice of Share Classes
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

..    Class A Shares--with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

..    Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

..    Class C Shares--with a front-end sales charge and a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see "every dollar working" from the moment you invest. If so, then consider Class B shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares.

Class B shares are available for each Fund except the California Limited Term Tax-Free Fund. Class C shares are available for the California Limited Term Tax-Free, California Tax-Free and National Tax-Free Funds. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $250,000 or more either will be treated as orders for Class A shares or will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also either will be treated as orders for Class A shares or will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reductions and Waivers of Sales Charges" section of the Prospectus beginning on page 49. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule
If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

 46  Tax-Free Funds Prospectus

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

                                FRONT-END SALES             FRONT-END SALES
     AMOUNT OF                  CHARGE AS % OF               CHARGE AS % OF
     PURCHASE                PUBLIC OFFERING PRICE         NET AMOUNT INVESTED

Less than $50,000                    4.50%                       4.71%

$50,000 to $99,999                   4.00%                       4.17%

$100,000 to $249,999                 3.50%                       3.63%

$250,000 to $499,999                 2.50%                       2.56%

$500,000 to $999,999                 2.00%                       2.04%

$1,000,000 and over/1/               0.00%                       0.00%

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase unless the dealer of record waived its commission with a Fund's approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

Class B Share CDSC Schedule
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Waivers" and "Waivers for Certain Parties"). The CDSC
schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:

REDEMPTION WITHIN  1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   8 YEARS
CDSC                5.00%     4.00%     3.00%     3.00%     2.00%     1.00%     0.00%    A shares

The CDSC percentage you pay is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends or capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

                                                   Tax-Free Funds Prospectus  47

A Choice of Share Classes
--------------------------------------------------------------------------------

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999, HAVE THE FOLLOWING CDSC SCHEDULE:

REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS
CDSC                5.00%     4.00%     3.00%     3.00%     2.00%     1.00%    A shares

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997, HAVE THE FOLLOWING CDSC SCHEDULE:

REDEMPTION WITHIN  1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS
CDSC                3.00%     2.00%     1.00%     1.00%     0.00%     0.00%    A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999, HAVE THE FOLLOWING CDSC SCHEDULE:

REDEMPTION WITHIN  1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS
CDSC                3.00%     2.00%     2.00%     1.00%     0.00%     0.00%    A Shares

If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges
If you choose Class C shares, you will pay the POP (NAV plus the 1.00% sales charge) and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. The CDSC percentage you pay is applied to the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. As a percentage of the net amount invested, the front-end sales charge effectively is 1.01%. Class C shares may be purchased without a front-end sales charge when purchased through a broker-dealer that has entered into an agreement with the Funds' distributor to waive this charge. The distributor pays sales commissions of up to 1.00% to such broker-dealers and up to 2.00% to other selling agents at the time of sale, and up to 1.00% annually to all selling agents thereafter.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends or capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

48  Tax-Free Funds Prospectus

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

Class A Share Reductions
If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

..    You pay no sales charges on Fund shares you buy with reinvested distributions.

..    You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

..    By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

..    Rights of Accumulation ("ROA") allow you to combine the amount you are investing and the total value of Class A, Class B and Class C shares of any Wells Fargo Fund already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

..    You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of redemption.

..    You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

..    a family unit, including children under the age of twenty-one or single trust estate;

..    a trustee or fiduciary purchasing for a single fiduciary relationship; or

..    the members of a "qualified group," which consists of a "company" (as defined under the 1940 Act, as amended), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                   How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!

Class C Share Reductions
You pay no sales charge on Class C shares you purchase with the proceeds of a redemption of Class C shares within 120 days of the redemption date.

                                                         Tax-Free Prospectus  49

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

Class B and Class C Share CDSC Waivers

..    You pay no CDSC on Fund shares you purchase with reinvested distributions.

..    We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)

..    We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

..    We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

..    We waive the Class B share CDSC for withdrawals made by former Norwest
     Advantage Funds shareholders in certain qualified accounts up to certain limits (See the Statement of Additional Information for further details).

..    We waive the Class C share CDSC for certain types of accounts.

..    For Class B shares purchased after May 18, 1999, for former Norwest
     Advantage Funds shareholders, and after July 17, 1999, for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, and for all Class C shares within the first year of purchase, no CDSC is imposed on withdrawals that meet the following circumstances:

..    withdrawals are made by participating in the Systematic Withdrawal Program;
     and

..    withdrawals may not exceed 10% of your Fund assets (including "free shares") (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

Waivers for Certain Parties
If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

..    Current and retired employees, directors/trustees and officers of:

     .    Wells Fargo Funds (including any predecessor funds);

     .    Wells Fargo & Company and its affiliates; and

     .    family members of any of the above.

..    Current employees of:

     .    Stephens Inc. and its affiliates;

     .    broker-dealers who act as selling agents; and

     . immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further information.

You also may buy Class A and Class C shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

50  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

Distribution Plan
We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND                                              CLASS B     CLASS C

California Limited Term Tax-Free Fund                N/A        0.75%
California Tax-Free Fund                            0.75%       0.75%
Colorado Tax-Free Fund                              0.75%        N/A
Minnesota Tax-Free Fund                             0.75%        N/A
National Tax-Free Fund                              0.75%       0.75%

These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                   Tax-Free Funds Prospectus  51

Exchanges
--------------------------------------------------------------------------------

Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

.. You should carefully read the Prospectus for the Fund into which you wish to exchange.

.. Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for tax purposes.

.. If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

.. Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

..  You may exchange Class B shares of any Fund for Money Market Fund Class
   B shares. Class B share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

.. Exchanges may be made between like share classes. Class C shares of non-money market Funds may be exchanged for Class A shares of money market Funds. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market Funds. Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

.. In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Funds, the Funds may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3-month period, or seem to be following a timing pattern.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

52  Tax-Free Funds Prospectus

Your Account
--------------------------------------------------------------------------------

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

..   As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

..   Each Fund's investments are generally valued at current market prices.
    Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"); and if there is no sale, based on the latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the o Statement of Additional Information for further disclosure.

..   We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") at 4:00 p.m. (Eastern time). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

..   We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m.
    (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day.
    Requests we receive after the cutoff time are processed the next business day.

..   The Funds are open for business on each day the NYSE is open for business.
    NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

You Can Buy Fund Shares

..   By opening an account directly with the Fund (simply complete and return a
    Wells Fargo Funds Application with proper payment);

..   Through a brokerage account with an approved selling agent; or

..   Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the Adviser, the Distributor or their affiliates in connection with the sale of Fund shares.

                                                   Tax-Free Funds Prospectus  55

Your Account
--------------------------------------------------------------------------------

Minimum Investments

..  $1,000 per Fund minimum initial investment; or

..  $100 per Fund if you use the Systematic Purchase Program; and

..  $100 per Fund for all investments after your initial investment.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

Small Account Redemptions
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please contact your selling agent for further details.

54 Tax-Free Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
   . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

   . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo National Tax-Free Fund, Class A." Please note that checks made payable to any entity other than the full Fund name or "Wells Fargo Funds" will be returned to you.

   . All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

   . You may start your account with $100 if you elect the Systematic Purchase Plan option on the Application.


   .  Mail to: Wells Fargo Funds        Overnight Mail Only: Wells Fargo Funds
               P.O. Box 8266                           ATTN: CCSU-Boston Financial
               Boston, MA 02266-8266                         66 Brooks Drive
                                                             Braintree, MA 02184

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
   . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

   .  Enclose the payment stub/card from your statement if available.

   .  Mail to: Wells Fargo Funds
               P.O. Box 8266
               Boston, MA 02266-8266

                                                    Tax-Free Funds Prospectus 55

Your Account
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
    . You must first call Investor Services at 1-800-222-8222, option 0 to notify them of an incoming wire trade.

    . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

    .   All purchases must be made with U.S. dollars.

    . Mail the completed application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

    .   Overnight Application to: Wells Fargo Funds
                                  ATTN: CCSU-Boston Financial
                                  66 Brooks Drive
                                  Braintree, MA 02184

    .   Wire money to:  State Street Bank & Trust      Attention:
                        Boston, MA                     Wells Fargo Funds (Name
                                                       of Fund, Account Number
                        Bank Routing Number:           and Share Class)
                        ABA 011000028
                                                       Account Name:
                        Wire Purchase Account Number:  (Registration Name
                        9905-437-1                     Indicated on Application)

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

    . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

    .   Wire money to:  State Street Bank & Trust      Attention:
                        Boston, MA                     Wells Fargo Funds (Name
                                                       of Fund, Account Number
                        Bank Routing Number:           and Share Class)
                        ABA 011000028
                                                       Account Name:
                        Wire Purchase Account Number:  (Registration Name
                        9905-437-1                     Indicated on Account)

56 Tax-Free Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
     . You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 2 to use our Automated Voice Response Service to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.


--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 2 to use our Automated Voice Response Service to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

--------------------------------------------------------------------------------
BY INTERNET ACCESS
--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
     . Shareholders with an existing Wells Fargo Funds Account may purchase additional shares of a Fund that they already own via the Internet.

     .    Visit our website at www.wellsfargofunds.com to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account

          . Further information is available by calling Investor Services at 1-800-222-8222.

                                                   Tax-Free Funds Prospectus  57

Your Account
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------

..    Write a "Letter of Instruction" stating your name, your account number, the
     Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

..    Make sure all the account owners sign the request exactly as their names appear on the account application.

..    You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

..    Signature Guarantees are required for mailed redemption requests if the request is over $50,000, if the address on your account was changed within the last 30 days, or if the redemption is made payable to a third party. You can get a signature guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

..    Mail to: Wells Fargo Funds
              P.O. Box 8266
              Boston, MA 02266-8266

--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------

..    Call Investor Services at 1-800-222-8222, option 0 for an Investor Service
     Representative or option 2 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

..    Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

..    You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

..    Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

..    Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

..    We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

58  Tax-Free Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY INTERNET ACCESS
--------------------------------------------------------------------------------

..    Shareholders with an existing Wells Fargo Funds Account may use the
     Internet to redeem shares of a Fund via the Internet.

..    Visit our website at www.wellsfargofunds.com to process your redemption request ($100 or more). Redemption proceeds may be deposited into a linked bank account or mailed via check to the shareholder's address of record.

..    Further information is available by calling Investor Services at
     1-800-222-8222.

--------------------------------------------------------------------------------
GENERAL NOTES FOR SELLING SHARES
--------------------------------------------------------------------------------

..    We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

..    Your redemptions are net of any applicable CDSC.

..    If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

..    We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Program, have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

..    Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                                                   Tax-Free Funds Prospectus  59

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs
These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic withdrawals may only be processed on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0 for more information.

..    Systematic Purchase Program--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase, and specify an amount of at least $100.

..    Systematic Exchange Program--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

..    Systematic Withdrawal Program--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

     .    must have a Fund account valued at $10,000 or more;

     .    must have your distributions reinvested; and

     .    may not simultaneously participate in the Systematic Purchase Program.

It generally takes about ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions
The Funds in this Prospectus pay any distributions of net investment income monthly and capital gains distributions, if any, at least annually.

We offer the following distribution options:

..    Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

..    Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

..    Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

..    Directed Distribution Purchase Option--Lets you buy shares of a different
     Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the

60  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------
     distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes
The following discussion regarding federal and certain state income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the Statement of Additional Information for further income tax considerations.

As required by the Internal Revenue Code, we will pass on to you substantially all of a Fund's net investment income and realized capital gains. Distributions from a Fund's net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to federal AMT. Such distributions attributable to tax-exempt securities of a state and its subdivisions will also not be subject to the state's individual income taxes if the Fund primarily invests in such securities. For example, you generally won't be subject to Minnesota individual income tax on distributions from the Minnesota Tax-Free Fund to the extent such distributions are attributable to the Fund's Minnesota state and municipal tax-exempt securities, although a portion of such distributions could be subject to Minnesota AMT. Distributions from a Fund's net investment income from other sources and net short-term capital gain will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions when determining their taxable income.

Taxable distributions from a Fund normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. At the end of each year, we will notify you of the income tax status of your distributions for the year.

If you buy Fund shares shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding.


Request for Multiple Copies of Shareholder Documents
To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

                                                   Tax-Free Funds Prospectus  61

Portfolio Managers
--------------------------------------------------------------------------------

Arthur C. Evans
Colorado Tax-Free Fund since 2000
National Tax-Free Fund since 2001
Mr. Evans joined Wells Capital Management in 2000 managing public fixed-income and municipal bond mutual funds and institutional private accounts on the Tax-Exempt Fixed-Income Team. Prior to joining the firm in 2000, Mr. Evans was responsible for the investment operations of PennCorp Financial Group, a $6 billion life and health insurance company, as its Chief Investment Officer from 1995 to 1999. He was also an institutional portfolio manager with Blackrock Financial Management in 1995, and a municipal trader/strategist with Conning Asset Management from 1993 to 1995. Mr. Evans earned his master's degree in business administration from the Fuqua School of Business, Duke University in 1990. He also earned his BA in business administration--finance from the University of Texas at Austin in 1986.

Stephen Galiani
California Limited Term Tax-Free Fund since 2001
California Tax-Free Fund and its predecessor since 1999
Colorado Tax-Free Fund since 2000
National Tax-Free Fund since 2000
Mr. Galiani joined Wells Capital Management in 1997 and is the firm's Managing Director for Municipal with overall managerial responsibility for municipal strategy, portfolio management, credit research and trade execution. Prior to Wells Capital Management, he served as Director of Fixed-Income from 1995 to 1997 for Qualivest Capital Management. He was President from 1990 to 1995 of Galiani Asset Management Corporation, an independent advisory practice. Mr. Galiani earned his BA in English from Manhattan College and his MBA from Boston University.

Patricia D. Hovanetz, CFA
Minnesota Tax-Free Fund and its predecessor since 1991
Ms. Hovanetz joined Wells Capital Management in 1998 as a Principal with the Tax-Exempt Fixed-Income Team, and simultaneously held the position of Director of Tax-Exempt Fixed-Income at Norwest Investment Management ("NIM") (since 1997) until Wells Capital Management and NIM combined investment advisory services under the Wells Capital Management name in 1999. Ms. Hovanetz has over 30 years experience in the municipal bond industry and manages over $400 million in municipal bond assets for the Wells Fargo Funds. She also manages other national tax-exempt assets for institutional accounts and has been a portfolio manager at NIM since 1988. Ms. Hovanetz attended St. Cloud State College and the University of Minnesota.

62  Tax-Free Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your Investment Professional.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade
Securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

Debt Securities
Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the rights to receive interest and principal repayment have been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Diversified
A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to comply with these investment policies.

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

                                                   Tax-Free Funds Prospectus  63

Glossary
--------------------------------------------------------------------------------

Investment-Grade Securities
A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity
The ability to readily sell a security at a fair price.

Mortgage-Backed Securities
Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by the borrowers, the investors receive payments of interest and principal.

Municipal Securities
Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal securities are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Nationally Recognized Statistical Ratings Organization ("NRSRO")
A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Public Offering Price ("POP")
The NAV with the sales load added.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent
A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

Shareholder Servicing Agent
Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee
A guarantee given by a financial institution that has verified the identity of the maker of the signature.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number
Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

64  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted Average Maturity
The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

                                                   Tax-Free Funds Prospectus  65

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE
ANSWERED BY CALLING YOUR INVESTMENT
PROFESSIONAL

P014 (11/02)
ICA Reg. No.
811-09253                                                       [LOGO]
#522765                                                Printed on Recycled Paper



             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                              [WELLS FARGO LOGO]

                                                                  ----------
WELLS FARGO TAX-FREE FUNDS                                        PROSPECTUS
                                                                  ----------

                                          California Limited Term Tax-Free Fund

                                          California Tax-Free Fund

                                          Colorado Tax-Free Fund

                                          Minnesota Tax-Free Fund

                                          National Limited Term Tax-Free Fund

                                          National Tax-Free Fund

                                          Nebraska Tax-Free Fund

                                                                November 1, 2002

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A., ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Institutional

                       [This page intentionally left blank]

Table of Contents                                                   Tax-Free Funds
----------------------------------------------------------------------------------
Overview                           Objectives and Principal Strategies           4
Important summary information      Summary of Important Risks                    6
about the Funds.                   Performance History                          10
                                   Summary of Expenses                          18
                                   Key Information                              21
 ---------------------------------------------------------------------------------
The Funds                          California Limited Term Tax-Free Fund        23
Important information about        California Tax-Free Fund                     27
the individual Funds.              Colorado Tax-Free Fund                       31
                                   Minnesota Tax-Free Fund                      35
                                   National Limited Term Tax-Free Fund          39
                                   National Tax-Free Fund                       43
                                   Nebraska Tax Free Fund                       46
                                   Additional Strategies and
                                     General Investment Risks                   48
                                   Organization and Management
                                     of the Funds                               52
----------------------------------------------------------------------------------
Your Investment                    Your Account                                 54
How to open an account and         How to Buy Shares                            55
how to buy, sell and exchange      How to Sell Shares                           56
Fund shares.
                                   How to Exchange Shares                       57
----------------------------------------------------------------------------------
References                         Other Information                            58
Additional information and term    Portfolio Managers                           59
definitions.                       Glossary                                     60

Tax-Free Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Words appearing in bold, italicized print are defined in the glossary.

--------------------------------------------------------------------------------
FUND                           OBJECTIVE
--------------------------------------------------------------------------------
  California Limited Term      Seeks current income exempt from federal income
  Tax-Free Fund                tax and California individual income tax.

  California Tax-Free Fund     Seeks current income exempt from federal income
                               tax and California individual income tax.

  Colorado Tax-Free Fund       Seeks current income exempt from federal income
                               tax and Colorado individual income tax.

  Minnesota Tax-Free Fund      Seeks current income exempt from federal income
                               tax and Minnesota individual income tax.

  National Limited Term        Seeks current income exempt from federal
  Tax-Free Fund                income tax.

  National Tax-Free Fund       Seeks current income exempt from federal
                               income tax.

  Nebraska Tax-Free Fund       Seeks current income exempt from federal income
                               tax and Nebraska individual income tax.

4  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund's total assets in securities with remaining maturities of less than 2 years (short-term) or 2 to 10 years (intermediate-term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Under normal circumstances, the expected average duration of the Fund's portfolio securities will be from 1 to 5 years.

We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund's total assets in securities with remaining maturities of 2 to 10 years (intermediate-term) or 10 years or longer (long-term). We have some flexibility in setting the portfolio's dollar-weighted average maturity.

We invest in investment-grade Colorado municipal securities of varying maturities. Under normal circumstances, the Fund's average portfolio maturity will be greater than 10 years. The Fund's average portfolio maturity may reach or exceed 20 years. We emphasize investments in municipal securities that pay interest income rather than those that maintain the stability of the Fund's net asset value ("NAV").

We invest in Minnesota municipal securities of varying maturities. There are no restrictions on the Fund's average portfolio maturity. Under normal circumstances, the Fund's dollar-weighted average maturity will be greater than 10 years. The Fund's average portfolio maturity may reach or exceed 20 years. We emphasize investments in municipal securities that pay interest income rather than those that maintain the stability of the Fund's NAV.

We invest in investment-grade municipal securities. Under normal circumstances, we maintain the Fund's dollar-weighted average maturity between 1 and 5 years. We emphasize investments in municipal securities that pay interest income rather than those that maintain the stability of the Fund's NAV.

We invest in investment-grade municipal securities. Under normal circumstances, we maintain the Fund's dollar-weighted average maturity between 10 and 20 years. We emphasize investments in municipal securities that pay interest income rather than those that maintain the stability of the Fund's NAV.

We invest in investment-grade Nebraska municipal securities of varying maturities. The portfolio's dollar-weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths, and other factors. Generally, we attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase.

                                                    Tax-Free Funds Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..   the individual Fund descriptions beginning on page 23;

..   the "Additional Strategies and General Investment Risks" section beginning on page 48; and

..   the Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------
Debt Securities
The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on a debt instrument held in a Fund unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Municipal Securities
The Funds invest in municipal securities that rely on the creditworthiness or revenue production of their issuers or ancillary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.

Although we strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax ("AMT"), some income earned by Fund investments may be subject to such taxes.

The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

Non-Diversification
The Funds are generally considered to be non-diversified according to the Investment Company Act of 1940, as amended (the "1940 Act"). The majority of the issuers of the securities in a Fund's portfolio, with the exception of the National Limited Term Tax-Free Fund and the National Tax-Free Fund, are located within one state. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or that spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio. The National Limited Term Tax-Free Fund and the National Tax-Free Fund are considered to be diversified. All other Funds in this Prospectus are considered to be non-diversified.

6  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------
FUND                            SPECIFIC RISKS
--------------------------------------------------------------------------------

California Limited Term         The Funds are primarily subject to the risks
Tax-Free Fund and               described under "Common Risks for the Funds" on
California Tax-Free Fund        page 6. Since we invest heavily in California
                                municipal securities, events in California are likely to affect the Funds' investments.
                                Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.

Colorado Tax-Free Fund          The Fund is primarily subject to the risks
                                described under "Common Risks for the Funds" on page 6. Since we invest heavily in Colorado municipal securities, events in Colorado are likely to affect the Fund's investments. The
                                Colorado economy is based on services,
                                communications, transportation, tourism and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.

Minnesota Tax-Free Fund         The Fund is primarily subject to the risks
                                described under "Common Risks for the Funds" on page 6. Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund's investments. For example, the state's economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.

                                We may invest up to 25% of our total assets in below investment-grade municipal securities, sometimes referred to as "high yield/high risk securities" or "junk bonds," which are considered a more speculative investment than investment-grade municipal securities. Such municipal securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. Additionally, these lower-rated municipal securities may be less liquid and more difficult to value than higher-rated municipal securities.

National Limited Term           The Funds are primarily subject to the risks for
Tax-Free Fund and               debt and municipal securities described under
National Tax-Free Fund          "Common Risks for the Funds" on page 6. The
                                Funds may from time to time focus on investments in certain states or geographic regions, and their performance could be disproportionately affected by political or demographic factors in such states or regions.

                                                    Tax-Free Funds Prospectus  7

Summary of Important Risks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                            SPECIFIC RISKS
--------------------------------------------------------------------------------

Nebraska Tax-Free Fund          The Fund is primarily subject to the risks
                                described under "Common Risks for the Funds" on page 6. Since we invest heavily in Nebraska municipal securities, events in Nebraska are likely to affect the Fund's investments. The
                                Nebraska economy is primarily based on
                                agriculture and agricultural processing, but has become increasingly diversified with relatively steady growth in the manufacturing, services and finance, insurance and real estate industries.
                                While these recent trends have helped diversify the Nebraska economy, it may still be significantly impacted by changes in agricultural conditions such as the weather, fluctuations in commodity markets, world agricultural production, import and export and decreases in federal agriculture subsidy and support programs.

8  Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

California Limited Term Tax-Free Fund Institutional
Class Calendar Year Returns*/1/

[GRAPHIC]

'93        7.10%
'94       (1.10)%
'95        9.14%
'96        3.89%
'97        5.09%
'98        5.53%
'99        0.14%
'00        7.00%
'01        4.37%

Best Qtr.: Q1 `95 . 3.41%            Worst Qtr.: Q1 `94 . (1.85)%


*   The Fund's year-to-date performance through September 30, 2002, was 6.19%.

The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    Average Annual Total Returns
                                                                          Life
    for the period ended 12/31/01                 1 year    5 years     of Fund

    Institutional Class Returns Before Taxes
     (Incept. 9/6/96)/1/                           4.37%      4.40%      4.56%

    Institutional Class Returns After Taxes
     on Distributions                              4.31%      4.29%      4.50%

    Institutional Class Returns After Taxes
     on Distributions and Sale of Fund Shares      4.08%      4.29%      4.44%

    LB 3-Year Muni Index/2/                        6.59%      5.08%      5.07%

/1/ Performance shown for periods prior to the inception of the Institutional
    Class shares reflects the performance of the Class A Shares, which incepted November 18, 1992.

/2/ Lehman Brothers 3-Year Municipal Bond Index.


10  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

California Tax-Free Fund Institutional Class Calendar Year Returns*/1/

[GRAPHIC]

'92       9.01%
'93      12.98%
'94      (4.32)%
'95      16.39%
'96       4.03%
'97       9.17%
'98       6.87%
'99      (3.55)%
'00      13.77%
'01       4.47

Best Qtr.: Q1 `95 . 6.19%             Worst Qtr.: Q1 `94 . (4.06)%

*   The Fund's year-to-date performance through September 30, 2002, was 8.20%.

The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    Average Annual Total Returns

    for the period ended 12/31/01               1 year     5 years      10 years

    Institutional Class Returns Before Taxes
     (Incept. 12/15/97)/1/                       4.47%       5.95%         6.65%

    Institutional Class Returns After Taxes
     on Distributions                            4.35%       5.83%         6.27%

    Institutional Class Returns After Taxes
     on Distributions and Sale of Fund Shares    4.79%       5.76%         6.28%

    LB Muni Index/2/                             5.13%       5.98%         6.63%

/1/ Performance shown for periods prior to the inception of the Institutional
    Class shares reflects the performance of the Class A shares, which incepted October 6, 1988.

/2/ Lehman Brothers Municipal Bond Index.


                                                   Tax-Free Funds Prospectus  11

Performance History
--------------------------------------------------------------------------------

Colorado Tax-Free Fund Institutional Class Calendar Year Returns*/1/

[GRAPHIC]

'94       (5.93)%
'95       16.99%
'96        4.88%
'97       10.29%
'98        6.14%
'99       (5.39)%
'00       13.62%
'01        5.38%

Best Qtr.: Q4 '00 . 5.75%            Worst Qtr.: Q1 '94 . (5.39)%

*   The Fund's year-to-date performance through September 30, 2002, was 10.54%.

The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    Average Annual Total Returns
                                                                         Life
    for the period ended 12/31/01               1 year     5 years     of Fund

    Institutional Class Returns Before Taxes
     (Incept. 8/23/93)/1/                        5.38%       5.81%      5.87%

    Institutional Class Returns After Taxes
     on Distributions                            5.38%       5.79%      5.85%

    Institutional Class Returns After Taxes
     on Distributions and Sale of Fund Shares    5.36%       5.71%      5.76%

    LB Muni Index/2/                             5.13%       5.98%      6.06%

/1/ Performance shown for periods prior to the inception of the Institutional
    Class shares reflects the performance of the Class A shares, which incepted June 1, 1993.
/2/ Lehman Brothers Municipal Bond Index.

12  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

Minnesota Tax-Free Fund Institutional Class Calendar Year Returns*/1/

[GRAPHIC]

'92      7.55%
'93     11.23%
'94     (5.91)%
'95     17.09%
'96      3.78%
'97      9.16%
'98      6.22%
'99     (5.93)%
'00     12.58%
'01      5.18%

 Best Qtr.: Q1 '95 . 6.73%             Worst Qtr.: Q1 '94 . (5.48)%

*    The Fund's year-to-date performance through September 30, 2002, was 8.80%.

The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average Annual Total Returns
     for the period ended 12/31/01                  1 year   5 years   10 years

     Institutional Class Returns Before Taxes
      (Incept. 8/2/93)/1/                            5.18%     5.25%      5.86%

     Institutional Class Returns After Taxes
      on Distributions                               5.18%     5.24%      5.79%

     Institutional Class Returns After Taxes
      on Distributions and Sale of Fund Shares       5.16%     5.22%      5.73%

     LB Muni Index/2/                                5.13%     5.98%      6.63%

/1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted January 12, 1988.
/2/  Lehman Brothers Municipal Bond Index.


                                                   Tax-Free Funds Prospectus  13

Performance History
--------------------------------------------------------------------------------

National Limited Term Tax-Free Fund Institutional Class Calendar Year Returns*

[GRAPHIC]

'97      6.58%
'98      5.28%
'99      0.08%
'00      6.52%
'01      5.48%

Best Qtr.: Q3 '01 . 2.58%            Worst Qtr.: Q2 '99 . (1.15)%

*    The Fund's year-to-date performance through September 30, 2002, was 7.51%.

The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average Annual Total Returns                                          Life
     for the period ended 12/31/01                   1 year   5 years    of Fund

     Institutional Class Returns Before Taxes
      (Incept. 10/1/96)                              5.48%     4.76%      5.54%

     Institutional Class Returns After Taxes
      on Distributions                               5.48%     4.75%      5.52%

     Institutional Class Returns After Taxes
      on Distributions and Sale of Fund Shares       5.04%     4.71%      5.36%

     LB 3-Year Muni Index/1/                         6.59%     5.08%      5.17%

/1/  Lehman Brothers 3-Year Municipal Bond Index.

14  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

National Tax-Free Fund Institutional Class Calendar Year Returns*/1/

[GRAPHIC]

'92      7.33%
'93      9.59%
'94     (4.85)%
'95     16.74%
'96      4.74%
'97     10.26%
'98      6.54%
'99     (5.44)%
'00     13.13%
'01      4.77%

Best Qtr.: Q1 '95 . 5.85%            Worst Qtr.: Q1 '94 . (5.59)%

*    The Fund's year-to-date performance through September 30, 2002, was 8.78%.

The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average Annual Total Returns
     for the period ended 12/31/01                  1 year   5 years   10 years

     Institutional Class Returns Before Taxes
      (Incept. 8/2/93)/1/                            4.77%     5.66%      6.06%

     Institutional Class Returns After Taxes
      on Distributions                               4.77%     5.64%      6.03%

     Institutional Class Returns After Taxes
      on Distributions and Sale of Fund Shares       5.07%     5.61%      5.99%

     LB Muni Index/2/                                5.13%     5.98%      6.63%

/1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted August 1, 1989.
/2/  Lehman Brothers Municipal Bond Index.

                                                   Tax-Free Funds Prospectus  15

Performance History
--------------------------------------------------------------------------------

The Wells Fargo Nebraska Tax-Free Fund was organized as the successor fund to the Great Plains Tax-Free Bond Fund, which was reorganized into the Wells Fargo Fund effective September 11, 2000. The historical information shown for the Nebraska Tax-Free Fund below and throughout this Prospectus reflects the historical information for the Great Plains Tax-Free Bond Fund.

Nebraska Tax-Free Fund Institutional Class Calendar Year Returns*/1/

[GRAPHIC]

'92      5.51%
'93      7.70%
'94     (3.01)%
'95     11.61%
'96      3.37%
'97      6.41%
'98      4.97%
'99     (1.33)%
'00      9.37%
'01      4.12%

Best Qtr.: Q1 '95 . 4.62%             Worst Qtr.: Q1 '94 . (3.43)%

*    The Fund's year-to-date performance through September 30, 2002, was 8.90%.

The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average Annual Total Returns
     for the period ended 12/31/01                  1 year   5 years   10 years

     Institutional Class Returns Before Taxes
      (Incept. 9/29/97)/1/                           4.12%     4.66%      4.79%

     Institutional Class Returns After Taxes
      on Distributions                               4.04%     4.63%      4.78%

     Institutional Class Returns After Taxes
      on Distributions and Sale of Fund Shares       4.26%     4.60%      4.74%

     LB Muni Index/2/                                5.13%     5.98%      6.63%

/1/ Performance shown for periods prior to inception reflects the performance of the predecessor common trust fund. The common trust fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results. Performance shown for all periods from the inception date shown through September 10, 2000, includes the maximum sales charge applicable to the shares of the predecessor Fund. The Institutional Class shares do not impose sales charges.
/2/  Lehman Brothers Municipal Bond Index.

16  Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Tax-Free Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                                   All Funds
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  None

Maximum deferred sales charge (load) (as a percentage of the
lower of the NAV at purchase or the NAV at redemption)               None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      California
                                     Limited Term    California      Colorado
                                     Tax-Free Fund  Tax-Free Fund  Tax-Free Fund
--------------------------------------------------------------------------------
Management Fees                          0.40%         0.40%           0.40%
Distribution (12b-1) Fees                0.00%         0.00%           0.00%
Other Expenses/1/                        0.45%         0.22%           0.30%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES     0.85%         0.62%           0.70%
--------------------------------------------------------------------------------
Fee Waivers                              0.25%         0.07%           0.10%
--------------------------------------------------------------------------------
NET EXPENSES/2/                          0.60%         0.55%           0.60%
--------------------------------------------------------------------------------

/1/ Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/2/ The adviser has committed through October 31, 2003, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

18  Tax-Free Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             National
        Minnesota          Limited Term         National             Nebraska
      Tax-Free Fund        Tax-Free Fund       Tax-Free Fund       Tax-Free Fund
--------------------------------------------------------------------------------
          0.40%                0.40%              0.40%               0.50%
          0.00%                0.00%              0.00%               0.00%
          0.25%                0.36%              0.23%               0.39%
--------------------------------------------------------------------------------
          0.65%                0.76%              0.63%               0.89%
--------------------------------------------------------------------------------
          0.05%                0.16%              0.03%               0.06%
--------------------------------------------------------------------------------
          0.60%                0.60%              0.60%               0.83%
--------------------------------------------------------------------------------

                                                   Tax-Free Funds Prospectus  19

Tax-Free Funds                                               Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
             California
            Limited Term       California         Colorado          Minnesota
           Tax-Free Fund      Tax-Free Fund     Tax-Free Fund     Tax-Free Fund
           -------------      -------------     -------------     -------------
 1 YEAR      $    61             $   56          $     61             $   61
 3 YEARS     $   246             $  191          $    214             $  203
 5 YEARS     $   447             $  339          $    380             $  357
10 YEARS     $ 1,026             $  768          $    861             $  806
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              National
            Limited Term        National          Nebraska
           Tax-Free Fund      Tax-Free Fund     Tax-Free Fund
           -------------      -------------     -------------
 1 YEAR      $    61             $   61          $     85
 3 YEARS     $   227             $  199          $    278
 5 YEARS     $   407             $  348          $    487
10 YEARS     $   927             $  783          $  1,091
--------------------------------------------------------------------------------

20  Tax-Free Funds Prospectus

Key Information
-------------------------------------------------------------------------------

In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

-------------------------------------------------------------------------------
Important information you should look for as you decide to invest in a Fund:
The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

-------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..    what the Fund is trying to achieve;

..    how we intend to invest your money; and

..    what makes the Fund different from the other Funds offered in this
     Prospectus.

-------------------------------------------------------------------------------
Permitted Investments
A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in bold, italicized print are defined in the Glossary.

                                                   Tax-Free Funds Prospectus  21

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--------------------------------------------------------------------------------

California Limited Term Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Manager: Stephen Galiani

--------------------------------------------------------------------------------

Investment Objective
The California Limited Term Tax-Free Fund seeks a high level of current income exempt from federal income tax and California individual income tax, while preserving capital.

--------------------------------------------------------------------------------

Investment Strategies
We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund's total assets in securities with remaining maturities of less than 2 years (short-term) or 2 to 10 years (intermediate-term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase. Under normal circumstances, the average expected duration of the Fund's portfolio securities will be from 1 to 5 years.

--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in municipal securities that pay interest exempt from federal income tax and California individual income tax;

..    up to 20% of the Fund's assets in securities that pay interest subject to federal income taxes, including federal AMT; and

..    in municipal securities rated in the four highest credit categories by
     NRSROs, and in unrated securities deemed by us to be of comparable quality.

--------------------------------------------------------------------------------

Important Risk Factors

The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Fund's investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting California municipal securities.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 48. These considerations are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  23

California Limited Term Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                  INSTITUTIONAL CLASS SHARES--
                                                  COMMENCED ON SEPTEMBER 6, 1996
                                                  ------------------------------
                                                    June 30,           June 30,
For the period ended:                                2002               2001
                                                  ------------------------------
Net asset value, beginning of period               $ 10.17             $ 9.98

Income from investment operations:
   Net investment income (loss)                       0.32               0.42
   Net realized and unrealized gain (loss)
     on investments                                   0.20               0.19

Total income from investment operations               0.52               0.61

Less distributions:
   Dividends from net investment income              (0.32)             (0.42)
   Distributions from net realized gain              (0.03)              0.00

Total distributions                                  (0.35)             (0.42)

Net asset value, end of period                     $ 10.34             $10.17

Total return/2/                                       5.19%              6.20%

Ratios/supplemental data:
   Net assets, end of period (000s)                $12,224             $4,937

Ratios to average net assets/3/:
   Ratio of expenses to average net assets            0.60%              0.60%
   Ratio of net investment income (loss) to
     average net assets                               3.12%              4.12%

Portfolio turnover                                      34%                49%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3/, /4/                                   0.85%              0.76%

/1/ The Fund changed its fiscal year-end from March 31 to June 30.
/2/ Total returns would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
/3/ Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

24  Tax-Free Funds Prospectus

                                           Financial Highlights
---------------------------------------------------------------

---------------------------------------------------------------


---------------------------------------------------------------
   June 30,         June 30,        June 30,        March 31,
     2000            1999           1998/1/           1998
---------------------------------------------------------------
    $10.07          $10.27          $10.27           $10.11

      0.41            0.39            0.10             0.39

     (0.04)          (0.08)           0.00             0.19

      0.37            0.31            0.10             0.58

     (0.41)          (0.39)          (0.10)           (0.39)
     (0.05)          (0.12)           0.00            (0.03)

     (0.46)          (0.51)          (0.10)           (0.42)

     $9.98          $10.07          $10.27           $10.27

      3.79%           2.96%           0.94%            5.91%

    $4,474          $7,633          $7,559           $7,069

      0.63%           0.70%           0.70%            0.62%

      4.07%           3.75%           3.77%            3.84%

        60%             68%              2%              88%

      1.07%           1.30%           1.40%            1.17%

                                                    Tax-Free Funds Prospectus 25

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--------------------------------------------------------------------------------

California Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Manager: Stephen Galiani

--------------------------------------------------------------------------------

Investment Objective
The California Tax-Free Fund seeks to provide investors with a high level of current income exempt from federal income tax and California individual income tax while preserving capital, by investing in intermediate- to long-term investment-grade municipal securities.

--------------------------------------------------------------------------------

Investment Strategies
We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund's total assets in securities with remaining maturities of 2 to 10 years (intermediate term) or 10 years or longer (long term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase.

--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..   at least 80% of the Fund's assets in municipal securities that pay interest exempt from federal income tax and California individual income tax;

..   up to 20% of the Fund's assets in securities that pay interest subject to federal income taxes, including federal AMT; and

..   in municipal securities rated in the four highest credit categories by
    NRSROs, and in unrated securities deemed by us to be of comparable quality.

--------------------------------------------------------------------------------

Important Risk Factors

The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Fund's investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting California municipal securities.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 48. These considerations are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  27

California Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                  INSTITUTIONAL CLASS SHARES--
                                                  COMMENCED ON DECEMBER 15, 1997
                                                  ------------------------------
                                                   June 30,        June 30,
For the period ended:                               2002            2001
                                                  ------------------------------
Net asset value, beginning of period              $   11.27      $   10.79

Income from investment operations:
  Net investment income (loss)                         0.57           0.56
  Net realized and unrealized gain (loss)
    on investments                                     0.10           0.48

Total income from investment operations                0.67           1.04

Less distributions:
  Dividends from net investment income                (0.56)         (0.56)
  Distributions from net realized gain                (0.06)          0.00

Total distributions                                   (0.62)         (0.56)

Net asset value, end of period                    $   11.32      $   11.27

Total return/2/                                        5.85%          9.80%

Ratios/supplemental data:
  Net assets, end of period (000s)                $  42,913      $  47,211

Ratios to average net assets/3/:
  Ratio of expenses to average net assets              0.60%          0.60%
  Ratio of net investment income (loss) to
    average net assets                                 4.88%          4.99%

Portfolio turnover                                       31%            52%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
   expenses (annualized)/3/, /4/                       0.62%          0.60%

/1/ The Fund changed its fiscal year-end from December 31 to June 30.
/2/ Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

28  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-------------------------------------------------------------------
 June 30,           June 30,           June 30,            Dec. 31,
   2000               1999              1998/1/              1997
-------------------------------------------------------------------
 $ 11.03           $ 11.40             $ 11.35            $ 11.32

    0.54              0.52                0.26               0.03

   (0.21)            (0.22)               0.05               0.03

    0.33              0.30                0.31               0.06

   (0.54)            (0.52)              (0.26)             (0.03)
   (0.03)            (0.15)               0.00               0.00

   (0.57)            (0.67)              (0.26)             (0.03)

 $ 10.79           $ 11.03             $ 11.40            $ 11.35

    3.16%             2.46%               2.80%              0.49%

 $47,263           $73,625             $82,577            $84,113

    0.63%             0.72%               0.69%              0.63%

    5.02%             4.50%               4.69%              4.79%

      35%               17%                 15%                12%

    0.80%             1.01%               0.98%              0.92%

                                                   Tax-Free Funds Prospectus  29

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--------------------------------------------------------------------------------

Colorado Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Managers: Arthur C. Evans; Stephen Galiani

--------------------------------------------------------------------------------

Investment Objective
The Colorado Tax-Free Fund seeks a high level of current income exempt from federal income tax and Colorado individual income tax consistent with the preservation of capital.

--------------------------------------------------------------------------------

Investment Strategies
We invest in investment-grade municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities and corporations. We also invest in municipal securities issued by the territories and possessions of the United States.

Under normal circumstances, the Fund's average portfolio maturity will be greater than 10 years. The Fund's average portfolio maturity may reach or exceed 20 years. Depending on market conditions, the Fund's dollar-weighted average maturity could be higher or lower. We emphasize investments in municipal securities that pay interest income rather than those that maintain the stability of the Fund's NAV.

--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..   at least 80% of the Fund's assets in municipal securities that pay interest exempt from federal income tax and Colorado individual income tax;

..   up to 25% of total assets in securities of related issuers or in securities of any one issuer;

..   up to 20% of the Fund's assets in securities that pay interest subject to federal income taxes, including federal AMT; and

..   in municipal securities rated in the four highest credit categories by
    NRSROs, and in unrated securities deemed by us to be of comparable quality.

--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Since we invest heavily in Colorado municipal securities, events in Colorado are likely to affect the Fund's investments. The Colorado economy is based on services, communications, transportation, tourism, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Colorado municipal securities.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 48. These considerations are all important to your investment choice.

                                                    Tax-Free Funds Prospectus 31

Colorado Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                    INSTITUTIONAL CLASS SHARES--
                                                    COMMENCED ON AUGUST 23, 1993
                                                    ----------------------------
                                                       June 30,      June 30,
For the period ended:                                    2002          2001
                                                    ----------------------------
Net asset value, beginning of period                    $ 10.40       $  9.84

Income from investment operations:
  Net investment income (loss)                             0.53          0.55
  Net realized and unrealized gain (loss)
    on investments                                         0.22          0.56

Total income from investment operations                    0.75          1.11

Less distributions:
  Dividends from net investment income                    (0.53)        (0.55)
  Distributions from net realized gains                    0.00          0.00

Total distributions                                       (0.53)        (0.55)

Net asset value, end of period                          $ 10.62       $ 10.40

Total return/2/                                            7.33%        11.54%

Ratios/supplemental data:
  Net assets, end of period (000s)                      $50,630       $47,538

Ratios to average net assets/3/:
  Ratio of expenses to average net assets                  0.60%         0.60%
  Ratio of net investment income (loss) to average
    net assets                                             5.01%         5.38%

Portfolio turnover                                           28%           37%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses/3/, /4/              0.70%         0.67%

/1/ The Fund changed its fiscal year-end from May 31 to June 30.
/2/ Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

32  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

----------------------------------------------------------------------


----------------------------------------------------------------------
       June 30,           June 30,          May 31,           May 31,
         2000              1999/1/           1999              1998
----------------------------------------------------------------------
        $ 10.30           $ 10.55           $ 10.69           $ 10.22

           0.54              0.04              0.51              0.53

          (0.45)            (0.25)            (0.10)             0.47

           0.09             (0.21)             0.41              1.00

          (0.54)            (0.04)            (0.51)            (0.53)
          (0.01)             0.00             (0.04)             0.00

          (0.55)            (0.04)            (0.55)            (0.53)

        $  9.84           $ 10.30           $ 10.55           $ 10.69

           0.97%            (1.97)%            3.79%             9.97%

        $44,161           $49,101           $48,926           $32,342

           0.60%             0.60%             0.60%             0.60%

           5.42%             4.93%             4.71%             5.01%

            106%               11%               77%               70%

           0.86%             1.08%             0.99%             1.01%

                                                   Tax-Free Funds Prospectus  33

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--------------------------------------------------------------------------------

Minnesota Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Manager: Patricia D. Hovanetz, CFA

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Investment Objective
The Minnesota Tax-Free Fund seeks a high level of current income exempt from federal income tax and Minnesota individual income tax, without assuming undue risk.

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Investment Strategies
We invest in municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations. We also invest in municipal securities issued by the territories and possessions of the United States. We invest principally in municipal securities with interest exempt from federal income tax and Minnesota individual income tax.

There are no restrictions on the Fund's average portfolio maturity. Under normal circumstances, the Fund's dollar-weighted average maturity will be greater than 10 years. The Fund's average portfolio maturity may reach or exceed 20 years. Depending on market conditions, the Fund's dollar-weighted average maturity could be higher or lower. We emphasize investments in municipal securities that pay interest income rather than those that maintain the stability of the Fund's NAV.

--------------------------------------------------------------------------------

Permitted Investments
Under normal circumstances, we invest:

..   at least 80% of the Fund's assets in municipal securities that pay interest exempt from federal income tax and Minnesota individual income tax;

..   up to 25% of total assets in securities of related issuers or in securities of any one issuer;

..   up to 20% of the Fund's assets in securities that pay interest subject to federal income taxes, including federal AMT; and

..   up to 25% of total assets in below investment-grade municipal securities, including unrated securities deemed by us to be of comparable quality.

--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund's investments. For example, the state's economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.

We may invest up to 25% of our total assets in below investment-grade municipal securities, sometimes referred to as "high yield/high risk securities" or "junk bonds," which are considered a more speculative investment than investment-grade municipal securities. Such municipal securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. Additionally, these lower-rated municipal securities may be less liquid and more difficult to value than higher-rated municipal securities. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Minnesota municipal securities.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 48. These considerations are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  35

Minnesota Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                    INSTITUTIONAL CLASS SHARES--
                                                    COMMENCED ON AUGUST 2, 1993
                                                    ----------------------------
                                                       June 30,      June 30,
For the period ended:                                    2002         2001
                                                    ----------------------------
Net asset value, beginning of period                   $  10.67      $ 10.18

Income from investment operations:
  Net investment income (loss)                             0.52         0.54
  Net realized and unrealized gain (loss)
    on investments                                         0.17         0.49

Total income from investment operations                    0.69         1.03

Less distributions:
  Dividends from net investment income                    (0.52)       (0.54)
  Distributions from net realized gains                    0.00         0.00

Total distributions                                       (0.52)       (0.54)

Net asset value, end of period                         $  10.84      $ 10.67

Total return/2/                                            6.58%       10.32%

Ratios/supplemental data:
  Net assets, end of period (000s)                     $193,327      $24,860

Ratios to average net assets/3/:
  Ratio of expenses to average net assets                  0.60%        0.60%
  Ratio of net investment income (loss) to average
    net assets                                             4.78%        5.11%

Portfolio turnover                                           28%          18%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses/3/, /4/              0.65%        0.73%

/1/ The Fund changed its fiscal year-end from May 31 to June 30.
/2/ Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

36  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------


--------------------------------------------------------------------------
         June 30,           June 30,          May 31,            May 31,
           2000             1999/1/            1999               1998
--------------------------------------------------------------------------
         $ 10.74            $ 10.96           $ 11.05            $ 10.57

            0.53               0.04              0.52               0.53

           (0.55)             (0.22)            (0.09)              0.48

           (0.02)             (0.18)             0.43               1.01

           (0.53)             (0.04)            (0.51)             (0.53)
           (0.01)              0.00             (0.01)              0.00

           (0.54)             (0.04)            (0.52)             (0.53)

         $ 10.18            $ 10.74           $ 10.96            $ 11.05

           (0.02)%            (1.63)%            3.96%              9.71%

         $22,451            $27,197           $27,261            $20,736

            0.60%              0.60%             0.60%              0.60%

            5.22%              4.69%             4.62%              4.84%

              69%                 2%               25%                68%

            0.91%              1.11%             1.00%              1.04%

                                                   Tax-Free Funds Prospectus  37

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National Limited Term Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Managers: Patricia D. Hovanetz, CFA; Arthur C. Evans
--------------------------------------------------------------------------------

Investment Objective
The National Limited Term Tax-Free Fund seeks current income exempt from federal income taxes.

--------------------------------------------------------------------------------

Investment Strategies
We invest in investment-grade municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT.

Under normal circumstances, we maintain the Fund's dollar-weighted average maturity between 1 and 5 years, but this average will vary depending on anticipated market conditions. We emphasize investment in municipal securities that pay interest income rather than those that maintain the stability of the Fund's NAV.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in municipal securities that pay interest exempt from federal income tax;

.. up to 20% of the Fund's assets in securities that pay interest subject to federal income tax, including federal AMT; and

.. up to 25% of total assets in securities of issuers located in the same state or in related issuers.

--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks for debt and municipal securities described under "Common Risks for the Funds" on page 6. The Fund may from time to time focus on investments in certain states or geographic regions, and their performance could be disproportionately affected by political or demographic factors in such states or regions.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 48. These considerations are all important to your investment choice.

                                                    Tax-Free Funds Prospectus 39

National Limited Term Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                    INSTITUTIONAL CLASS SHARES--
                                                    COMMENCED ON OCTOBER 1, 1996
                                                    ----------------------------
                                                      June 30,       June 30,
For the period ended:                                   2002           2001
                                                    ----------------------------
Net asset value, beginning of period                   $ 10.52       $ 10.19

Income from investment operations:
  Net investment income (loss)                            0.43          0.46
  Net realized and unrealized gain (loss)
    on investments                                        0.21          0.33

Total income from investment operations                   0.64          0.79

Less distributions:
  Dividends from net investment income                   (0.43)        (0.46)
  Distributions from net realized gains                   0.00          0.00

Total distributions                                      (0.43)        (0.46)

Net asset value, end of period                         $ 10.73       $ 10.52

Total return/2/                                           6.16%         7.89%

Ratios/supplemental data:
  Net assets, end of period (000s)                     $85,371       $62,111

Ratios to average net assets/3/:
  Ratio of expenses to average net assets                 0.60%         0.60%
  Ratio of net investment income (loss) to
    average net assets                                    3.98%         4.39%

Portfolio turnover                                          45%           57%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses/3/, /4/                                         0.76%         0.71%

/1/ The Fund changed its fiscal year-end from May 31 to June 30.
/2/ Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

40  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------


--------------------------------------------------------------------
     June 30,           June 30,           May 31,           May 31,
       2000             1999/1/             1999              1998
--------------------------------------------------------------------
      $ 10.39            $ 10.54           $ 10.59           $ 10.39

         0.47               0.04              0.46              0.47

        (0.20)             (0.15)            (0.04)             0.21

         0.27              (0.11)             0.42              0.68

        (0.47)             (0.04)            (0.47)            (0.47)
         0.00               0.00             (0.00)            (0.01)

        (0.47)             (0.04)            (0.47)            (0.48)

      $ 10.19            $ 10.39           $ 10.54           $ 10.59

         2.64%             (1.08)%            3.97%             6.70%

      $62,669            $84,419           $88,223           $54,602

         0.61%              0.65%             0.65%             0.65%

         4.53%              4.25%             4.26%             4.47%

           48%                24%               41%               46%

         0.86%              1.12%             1.04%             1.03%

                                                   Tax-Free Funds Prospectus  41

                                              This page intentionally left blank
--------------------------------------------------------------------------------

National Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Managers: Arthur C. Evans; Stephen Galiani
--------------------------------------------------------------------------------

Investment Objective
The National Tax-Free Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
Investment Strategies
We invest in investment-grade municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT.

Under normal circumstances, the Fund's dollar-weighted average maturity will be between 10 and 20 years, but may vary depending on market conditions. We emphasize investments in municipal securities that pay interest income rather than those that maintain the stability of the Fund's NAV.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in municipal securities that pay interest exempt from federal income tax;

..    up to 20% of the Fund's assets in securities that pay interest subject to federal income tax, including federal AMT; and

..    in municipal securities rated in the four highest credit categories by
     NRSROs, and in unrated securities deemed by us to be of comparable quality.

--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks for debt and municipal securities described under "Common Risks for the Funds" on page 6. The Fund may from time to time focus on investments in certain states or geographic regions, and their performance could be disproportionately affected by political or demographic factors in such states or regions.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 48. These considerations are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  43

National Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund's financial statements, is also included in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                    INSTITUTIONAL CLASS SHARES--
                                                    COMMENCED ON AUGUST 2, 1993
                                                    ----------------------------
                                                      June 30,       June 30,
For the period ended:                                   2002           2001
                                                    ----------------------------
Net asset value, beginning of period                 $    10.22     $    9.73

Income from investment operations:
  Net investment income (loss)                             0.55          0.56
  Net realized and unrealized gain (loss)
    on investments                                         0.08          0.49

Total income from investment operations                    0.63          1.05

Less distributions:
  Dividends from net investment income                    (0.55)        (0.56)
  Distributions from net realized gains                    0.00          0.00

Total distributions                                       (0.55)        (0.56)

Net asset value, end of period                       $    10.30     $   10.22

Total return/2/                                            6.24%        11.01%

Ratios/supplemental data:
  Net assets, end of period (000s)                   $  294,132     $ 300,187

Ratios to average net assets/3/:
  Ratio of expenses to average net assets                  0.60%         0.60%
  Ratio of net investment income (loss) to average
    net assets                                             5.30%         5.53%

Portfolio turnover                                           39%           27%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses/3/, /4/              0.63%         0.61%

/1/ The Fund changed its fiscal year-end from May 31 to June 30.
/2/ Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

44  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

----------------------------------------------------------------------


----------------------------------------------------------------------
       June 30,          June 30,           May 31,          May 31,
         2000            1999/1/             1999             1998
----------------------------------------------------------------------
       $  10.22          $  10.44          $  10.54          $  10.06

           0.55              0.04              0.52              0.53

          (0.49)            (0.22)            (0.10)             0.48

           0.06             (0.18)             0.42              1.01

          (0.54)            (0.04)            (0.51)            (0.53)
          (0.01)             0.00             (0.01)             0.00

          (0.55)            (0.04)            (0.52)            (0.53)

       $   9.73          $  10.22          $  10.44          $  10.54

           0.73%            (1.69)%            4.04%            10.22%

       $244,626          $304,170          $311,757          $286,734

           0.60%             0.60%             0.60%             0.60%

           5.58%             5.09%             4.83%             5.09%

             79%               18%              106%              143%

           0.77%             0.95%             0.91%             0.92%

                                                   Tax-Free Funds Prospectus  45

Nebraska Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Manager: Patricia D. Hovanetz, CFA
--------------------------------------------------------------------------------

Investment Objective
The Nebraska Tax-Free Fund seeks current income exempt from federal income tax and Nebraska individual income tax.

--------------------------------------------------------------------------------
Investment Strategies
We invest in investment-grade Nebraska municipal securities of varying maturities. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. Generally, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in municipal securities that pay interest exempt from federal income tax and Nebraska individual income tax;

.. up to 20% of the Fund's assets in securities that pay interest subject to federal income tax, including federal AMT; and

.. in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Since we invest heavily in Nebraska municipal securities, events in Nebraska are likely to affect the Fund's investments. The Nebraska economy is primarily based on agriculture and agricultural processing, but has become increasingly diversified with relatively steady growth in the manufacturing, services and finance, insurance and real estate industries. While these recent trends have helped diversify the Nebraska economy, it may still be significantly impacted by changes in agricultural conditions such as the weather, fluctuations in commodity markets, world agricultural production, import and export and decreases in federal agriculture subsidy and support programs. See the Statement of Additional Information for a more detailed discussion of the special circumstances affecting Nebraska municipal securities.

The State of Nebraska does not directly issue debt. The obligations issued by municipalities or political subdivisions that are permitted to issue debt are not backed by the State's full faith and credit. Accordingly, the Fund relies on the availability of, and must individually analyze the economic condition of, securities issued by the various municipalities and public authorities in Nebraska.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 48. These considerations are all important to your investment choice.

46 Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the two periods ended June 30, and Deloitte & Touche LLP audited this information for the three periods ended August 31. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                       -------------------------------------------------------
                                                       INSTITUTIONAL CLASS SHARES--
                                                       COMMENCED ON SEPTEMBER 29, 1997
                                                       -------------------------------------------------------
                                                       June 30,   June 30,  August 31,  August 31,  August 31,
For the period ended:                                    2002      2001/2/     2000        1999       1998/1/
                                                       -------------------------------------------------------
Net asset value beginning of period                    $  10.06   $   9.85   $   9.76    $  10.13    $  10.00

Income from investment operations:
  Net investment income (loss)                             0.43       0.36       0.42        0.42        0.39
  Net realized and unrealized gain (loss)
    on investments                                         0.13       0.21       0.09       (0.36)       0.13

Total from investment operations                           0.56       0.57       0.51        0.06        0.52

Less distributions:
  Dividends from net investment income                    (0.43)     (0.36)     (0.42)      (0.42)      (0.39)
  Distributions from net realized gain                    (0.03)      0.00       0.00       (0.01)      (0.00)/3/

Total from distributions                                  (0.46)     (0.36)     (0.42)      (0.43)      (0.39)

Net asset value, end of period                         $  10.16   $  10.06   $   9.85    $   9.76    $  10.13

Total return/4/                                            5.67%      5.97%      5.43%       0.54%       5.29%

Ratios/supplemental data:
  Net assets, end of period (000s)                     $ 66,453   $ 64,929   $ 63,305    $ 68,443    $ 67,372

Ratios to average net assets/5/:
  Ratio of expenses to average net assets                  0.83%      0.82%     0.88%       0.83%       0.87%
  Ratio of net investment income (loss) to
    average net assets                                     4.27%      4.40%     4.38%       4.17%       4.22%

Portfolio turnover                                           31%        45%       30%          7%          8%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed expenses/5/,/6/      0.89%      0.91%     0.88%       0.84%       0.87%

/1/ For the period commencing September 29, 1997 (date of initial public investment).

/2/ The Fund changed its fiscal year-end from August 31 to June 30.

/3/ Distribution less than $0.01 per share.

/4/ Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ Ratios shown for periods of less than one year are annualized.

/6/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                   Tax-Free Funds Prospectus  47

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

.. Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

..  We cannot guarantee that a Fund will meet its investment objective.

.. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

.. Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

.. An investment in a single Fund, by itself, does not constitute a complete investment plan.

.. Each Fund may continue to hold debt instruments that cease to be rated by a NRSRO or whose ratings fall below the levels generally permitted for such Fund, provided the sub-adviser deems the instrument to be of comparable quality to rated or higher-rated instruments. Unrated or below investment-grade securities may be more susceptible to credit and interest rate risks than investment grade securities.

..  The Funds may invest in various derivative instruments. The term
   "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

48 Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk--The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk--The risk that, because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                   Tax-Free Funds Prospectus  49

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each Fund. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                      CALIFORNIA                                     NATIONAL
                                                     LIMITED TERM  CALIFORNIA  COLORADO  MINNESOTA  LIMITED TERM  NATIONAL  NEBRASKA
                                                       TAX-FREE     TAX-FREE   TAX-FREE  TAX-FREE     TAX-FREE    TAX-FREE  TAX-FREE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE               PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money       Leverage Risk             X           X         X          X            X            X         X
for temporary purposes
(e.g. to meet shareholder
redemptions).

Floating and Variable Rate Debt
Instruments with interest rates   Interest Rate and         X           X         X          X            X            X         X
that are adjusted either on a     Credit Risk
schedule or when an index or
benchmark changes.

Forward Commitment, When-Issued
and Delayed Delivery Transactions
Securities bought or sold for     Interest Rate and         X           X         X          X            X            X         X
delivery at a later date or       Credit Risk
bought or sold for a fixed
price at a fixed date.

High Yield Securities
Debt securities of lower          Interest Rate and                                          X
quality that produce generally    Credit Risk
higher rates of return. These
securities, sometimes referred
to as "junk bonds," tend to be
more sensitive to economic
conditions, more volatile and
less liquid and are subject to
greater risk of default.

Illiquid Securities
A security which may not be       Liquidity Risk            X           X         X          X            X            X         X
sold or disposed of in the
ordinary course  of business
within seven days of
approximately the value
determined for it by the Fund.
Limited to 15% of net assets.

Loans of Portfolio Securities
The practice of loaning           Credit, Counter-Party     X           X         X          X            X            X         X
securities to brokers, dealers    and Leverage Risk
and financial institutions to
increase return on those
securities. Loans may be made
up to 1940 Act limits
(currently one third of total
assets, including the value of
collateral received).

Mortgage- and Other Asset-Backed
Securities
Securities consisting of          Interest Rate, Credit     X           X         X          X            X            X
undivided fractional interests    and Prepayment/Extension
in pools of consumer loans, such  Risk
as mortgage loans, car loans,
credit card debt, or receivables
held in trust.

50 Tax-Free Funds Prospectus

                                                    CALIFORNIA                                       NATIONAL
                                                   LIMITED TERM   CALIFORNIA  COLORADO   MINNESOTA  LIMITED TERM  NATIONAL  NEBRASKA
                                                     TAX-FREE      TAX-FREE   TAX-FREE   TAX-FREE     TAX-FREE    TAX-FREE  TAX-FREE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                  PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------------
Other Mutual Funds
Investments by the Fund in shares    Market Risk         X             X          X           X           X            X         X
of other mutual funds, which will
cause Fund shareholders to bear a
pro rata portion of the other
fund's expenses, in addition to
the expenses paid by the Fund.

Private Activity Bonds
Bonds that pay interest subject      Interest Rate and   X             X          X           X           X            X         X
to the federal alternative           Credit Risk
minimum tax. Limited to 20% of
net assets.

Repurchase Agreements
A transaction in which the seller    Credit and          X             X          X           X           X            X         X
of a security agrees to buy back     Counter-
the security at an agreed upon       Party Risk
time and price, usually with
interest.

                                                   Tax-Free Funds Prospectus  51

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

---------------------------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
---------------------------------------------------------------------------------------------------
                        Supervises the Funds' activities
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
        INVESTMENT ADVISER                                         CUSTODIAN
---------------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC                     Wells Fargo Bank Minnesota, N.A.
525 Market Street, San Francisco, CA                  6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities              Provides safekeeping for the Funds' assets
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                   INVESTMENT SUB-ADVISER
---------------------------------------------------------------------------------------------------
                           Wells Capital Management Incorporated
                                     525 Market Street
                                     San Francisco, CA
                      Responsible for day-to-day portfolio management
---------------------------------------------------------------------------------------------------
                                                                   TRANSFER
          ADMINISTRATOR                                             AGENT
---------------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC                     Boston Financial Data Services, Inc.
525 Market Street                                     Two Heritage Drive
San Francisco, CA                                     Quincy, MA

Manages the Funds' business                           Maintains records of shares and
activities                                            supervises the payment of dividends
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
---------------------------------------------------------------------------------------------------
        Advise current and prospective shareholders on Fund investments
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                  SHAREHOLDERS
---------------------------------------------------------------------------------------------------

52  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

The Investment Adviser
Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. As of June 30, 2002, Funds Management and its affiliates managed over $169 billion in assets. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus.

The Sub-Adviser
Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, is the sub-adviser for each of the Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2002, Wells Capital Management managed assets aggregating in excess of $109 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator
Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of each Fund.

The Transfer Agent
Boston Financial Data Services, Inc., ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                   Tax-Free Funds Prospectus  53

Your Account
--------------------------------------------------------------------------------

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

..    As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

..    Each Fund's investments are generally valued at current market prices.
     Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"); and if there is no sale, based on latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

..    We determine the NAV of each Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") at 4:00 p.m. (Eastern time). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

..    We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (Eastern time). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

..    The Funds are open for business on each day the NYSE is open for business.
     NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Minimum Investments:
Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount.

54  Tax-Free Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

..    Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

..    Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

..    Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

..    Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

..    Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds; and

..    All purchases must be made in U.S. dollars and all checks must be drawn on
     U.S. banks.

                                                   Tax-Free Funds Prospectus  55

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

--------------------------------------------------------------------------------
GENERAL NOTES FOR SELLING SHARES
--------------------------------------------------------------------------------

..    We will process requests to sell shares at the first NAV calculated after a request and payment in proper form is received. Requests received before the cutoff time are processed on the same business day.

..    Redemption proceeds are usually wired to the redeeming Institution the following business day.

..    If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

..    We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

..    Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

56  Tax-Free Funds Prospectus

                                                          How to Exchange Shares
--------------------------------------------------------------------------------

Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..    You should carefully read the prospectus for the Fund into which you wish to exchange.

..    In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Funds, the Funds may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3-month period, or seem to be following a timing pattern.

..    You may make exchanges only between like share classes of non-money market funds and the Service Class shares of money market funds.

Contact your account representative for further details.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

                                                   Tax-Free Funds Prospectus  57

Other Information
--------------------------------------------------------------------------------

Income and Gain Distributions
The Funds in this Prospectus make any distributions of net investment income monthly and capital gains distributions, if any, at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes
The following discussion regarding federal and certain state income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please also see the Statement of Additional Information for further discussion of income tax considerations.

As required by the Internal Revenue Code, we will pass on to you substantially all of a Fund's net investment income and realized capital gains. Distributions of a Fund's net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to federal AMT. Such distributions attributable to tax-exempt securities of a state and its subdivisions will also not be subject to the state's individual income taxes if the Fund primarily invests in such securities. For example, you generally won't be subject to Minnesota individual income tax on distributions from the Minnesota Tax-Free Fund to the extent such distributions are attributable to the Fund's Minnesota state and municipal tax-exempt securities, although a portion of such distributions could be subject to Minnesota AMT. Distributions of a Fund's net investment income from other sources and net short-term capital gain will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions when determining their taxable income.

Taxable distributions from a Fund normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. At the end of each year, we will notify you of the income tax status of your distributions for the year.

If you buy Fund shares shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding.


Request for Multiple Copies of Shareholder Documents
To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

58  Tax-Free Funds Prospectus

Portfolio Managers
--------------------------------------------------------------------------------

Arthur C. Evans
Colorado Tax-Free Fund since 2000
National Limited Term Tax-Free Fund since 2000
National Tax-Free Fund since 2001
Mr. Evans joined Wells Capital Management in 2000 managing public fixed-income and municipal bond mutual funds and institutional private accounts on the Tax-Exempt Fixed-Income Team. Prior to joining the firm in 2000, Mr. Evans was responsible for the investment operations of PennCorp Financial Group, a $6 billion life and health insurance company, as its Chief Investment Officer from 1995 to 1999. He was also an institutional portfolio manager with Blackrock Financial Management in 1995, and a municipal trader/strategist with Conning Asset Management from 1993 to 1995. Mr. Evans earned his master's degree in business administration from the Fuqua School of Business, Duke University in 1990. He also earned his BA in business administration--finance from the University of Texas at Austin in 1986.

Stephen Galiani
California Limited Term Tax-Free Fund since 2001
California Tax-Free Fund and its predecessor since 1999
Colorado Tax-Free Fund since 2000
National Tax-Free Fund since 2000
Mr. Galiani joined Wells Capital Management in 1997 and is the firm's Managing Director for Municipals with overall managerial responsibility for municipal strategy, portfolio management, credit research and trade execution. Prior to Wells Capital Management, he served as Director of Fixed-Income from 1995 to 1997 for Qualivest Capital Management. He was President from 1990 to 1995 of Galiani Asset Management Corporation, an independent advisory practice. Mr. Galiani earned his BA in English from Manhattan College and his MBA from Boston University.

Patricia D. Hovanetz, CFA
Minnesota Tax-Free Fund and its predecessor since 1991
National Limited Term Tax-Free Fund and its predecessor since 1999
Nebraska Tax-Free Fund since 2001
Ms. Hovanetz joined Wells Capital Management in 1998 as a Principal with the Tax-Exempt Fixed-Income Team, and simultaneously held the position of Director of Tax-Exempt Fixed-Income at Norwest Investment Management ("NIM") (since 1997) until Wells Capital Management and NIM combined investment advisory services under the Wells Capital Management name in 1999. Ms. Hovanetz has over 30 years experience in the municipal bond industry and manages over $400 million in municipal bond assets for the Wells Fargo Funds. She also manages other national tax-exempt assets for institutional accounts and has been a portfolio manager at NIM since 1988. Ms. Hovanetz attended St. Cloud State College and the University of Minnesota.

                                                   Tax-Free Funds Prospectus  59

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade
Securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

Debt Securities
Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Diversified
A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to comply with these investment policies.

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

60  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

Institution
Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

Investment-Grade Securities
A type of bond rated in the top four investment categories by a nationally recognized statistical rating organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity
The ability to readily sell a security at a fair price.

Mortgage-Backed Securities
Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by the borrowers, the investors receive payments of interest and principal.

Municipal Securities
Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal securities are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Nationally Recognized Statistical Ratings Organization ("NRSRO")
A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted Average Maturity
The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

                                                   Tax-Free Funds Prospectus  61

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE
ANSWERED BY CALLING YOUR INVESTMENT
PROFESSIONAL.

P015 (11/02)
ICA Reg. No.
811-09253
#522766

                                                                [LOGO]
                                                       Printed on Recycled Paper

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated November 1, 2002

                      CALIFORNIA LIMITED TERM TAX-FREE FUND
                            CALIFORNIA TAX-FREE FUND
                             COLORADO TAX-FREE FUND
                             MINNESOTA TAX-FREE FUND
                       NATIONAL LIMITED TERM TAX-FREE FUND
                             NATIONAL TAX-FREE FUND
                             NEBRASKA TAX-FREE FUND

                Class A, Class B, Class C and Institutional Class

       Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about seven funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the California Limited Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, National Limited Term Tax-Free Fund, National Tax-Free Fund and Nebraska Tax-Free Fund. Each Fund, except the National Tax-Free Fund and National Limited Term Tax-Free Fund, is considered non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund and National Tax-Free Fund offer Class A, Class B and Institutional Class shares. The California Tax-Free and National Tax-Free Funds also offer Class C shares. The California Limited Term Tax-Free Income Fund offers Class A, Class C and Institutional Class shares. The National Limited Term Tax-Free Fund and Nebraska Tax-Free Fund offer Institutional Class shares only. This SAI relates to all such classes of shares.

       This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses, dated November 1, 2002. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors' report for the year ended June 30, 2002, are hereby incorporated by reference to the Annual Report. Copies of the Prospectuses and Annual Report may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----
Historical Fund Information .................................................     1

Investment Policies .........................................................     2

Additional Permitted Investment Activities And Associated Risks .............     4

Special Considerations Affecting California Municipal Obligations ...........    18

Special Considerations Affecting Colorado Municipal Obligations .............    28

Special Considerations Affecting Minnesota Municipal Obligations ............    32

Special Considerations Affecting Nebraska Municipal Obligations .............    34

Management ..................................................................    36

Determination Of Net Asset Value ............................................    57

Additional Purchase And Redemption Information ..............................    57

Portfolio Transactions ......................................................    59

Fund Expenses ...............................................................    61

Taxes .......................................................................    61

Capital Stock ...............................................................    71

Other .......................................................................    78

Counsel .....................................................................    78

Independent Auditors ........................................................    78

Financial Information .......................................................    78

Appendix ....................................................................    A-1

                           HISTORICAL FUND INFORMATION

         The Funds in this SAI, except for the Nebraska Tax-Free Fund, were created as part of the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisers' parent companies.

         On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to each Fund, except for the Nebraska Tax-Free Fund. Prior to November 5, 1999, the effective date of the consolidation of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

         On May 9, 2000, the Board of Trustees of Great Plains Funds ("Great Plains") and the Board approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the Great Plains Tax-Free Bond Fund to the Trust's Nebraska Tax-Free Fund. The Nebraska Tax-Free Fund was organized as the successor fund to the Great Plains Tax-Free Bond Fund, which was reorganized into the Nebraska Tax-Free Fund effective September 11, 2000.

         The chart below indicates the predecessor Stagecoach, Norwest and Great Plains Funds that are the accounting survivors of the Wells Fargo Funds.

--------------------------------------------------------------------------------
        Wells Fargo Funds                          Predecessor Fund
--------------------------------------------------------------------------------
California Limited Term Tax-Free          Stagecoach California Tax-Free Income
--------------------------------------------------------------------------------
California Tax-Free                       Stagecoach California Tax-Free Bond
--------------------------------------------------------------------------------
Colorado Tax-Free                         Norwest Colorado Tax-Free
--------------------------------------------------------------------------------
Minnesota Tax-Free                        Norwest Minnesota Tax-Free
--------------------------------------------------------------------------------
National Limited Term Tax-Free            Norwest Limited Term Tax-Free
--------------------------------------------------------------------------------
National Tax-Free                         Norwest Tax-Free Income
--------------------------------------------------------------------------------
Nebraska Tax-Free                         Great Plains Tax-Free Bond
--------------------------------------------------------------------------------

         The California Tax-Free and California Limited Term Tax-Free Funds (sometimes referred to as the "California Funds") commenced operations on November 8, 1999, as successor to the Stagecoach California Tax-Free Bond and Stagecoach California Tax-Free Income Funds, respectively. The California Funds were originally organized as funds of Stagecoach. The California Tax-Free Bond Fund commenced operations on January 1, 1992 and the California Tax-Free Income Fund commenced operations on November 18, 1992. On December 12, 1997, the California Tax-Free Bond Fund of Overland Express Funds, Inc. ("Overland") was reorganized with and into the Stagecoach California Tax-Free Bond Fund. The California Tax-Free Bond Fund of Overland commenced operations on October 6, 1988.

         The Colorado Tax-Free Fund commenced operations on November 8, 1999, as successor to the Norwest Colorado Tax-Free Fund. The predecessor Norwest Fund commenced operations on June 1, 1993.

         The Minnesota Tax-Free Fund commenced operations on November 8, 1999, as successor to the Norwest Minnesota Tax-Free Fund. The predecessor Norwest Fund commenced operations on January 12, 1988. On November 19, 2001, the Minnesota Tax-Free Fund acquired all of the net assets of the Minnesota Intermediate Tax-Free Fund.

         The National Limited Term Tax-Free Fund commenced operations on November 8, 1999, as successor to the Norwest Limited Term Tax-Free Fund. The predecessor Norwest Fund commenced operations on October 1, 1996.

         The National Tax-Free Fund commenced operations on November 8, 1999, as successor to the Stagecoach National Tax-Free Fund and the Norwest Tax-Free Income Fund. For accounting purposes, the Norwest Tax-Free Income predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Tax-Free Income Fund. The predecessor Norwest Tax-Free Income Fund commenced operations on August 1, 1989. On February 23, 2001, the National Tax-Free Fund acquired all of the net assets of the First Achievement Idaho Municipal Bond Fund and First Achievement Municipal Bond Fund. On May 20, 2002, the National Tax-Free Fund acquired all of the net assets of the Wells Fargo Arizona Tax-Free Fund and the Wells Fargo Oregon Tax-Free Fund.

         The Nebraska Tax-Free Fund commenced operations on September 11, 2000, as successor to the Great Plains Tax-Free Bond Fund. The predecessor Great Plains Tax-Free Bond Fund commenced operations on September 29, 1997 as the public successor to a common trust fund that incepted on August 31, 1989.

                               INVESTMENT POLICIES

         Fundamental Investment Policies

         Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

         (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that (i) this restriction does not limit a Fund's investments in securities of other investment companies, (ii) this restriction does not limit a Fund's investments in municipal securities, (iii) each Fund may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry; and (iv) each Fund may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

         (2) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

         (3) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

         (4) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

         (5) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

         (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

         (7) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments; nor

         (8) invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which (i) is exempt from federal income tax (including federal alternative minimum tax), and (ii) for the state-specific funds, in investments the income from which is also exempt from such state's income tax.

         Non-Fundamental Investment Policies

         Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

(1) Any Fund that is purchased by another fund in the Wells Fargo Fund family in reliance on Section 12(d)(1)(G) of the 1940 Act or in reliance on an exemptive order granting relief from Section 12(d)(1)(A) that conditions such relief on the existence of this policy, will not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on either section 12(d)(1)(F) or Section 12(d)(1)(G).

         (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

         (3) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

         (4) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities of that country.

         (5) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

         (6) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         General

         Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

         ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

         Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

         Asset-Backed Securities

         The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading "Mortgage-Related Securities."

         Bank Obligations

         The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

         Below Investment-Grade Investments

         The Minnesota Tax-Free Fund may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as high-yield securities or "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

         Bonds

         Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

         Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

         Borrowing

         The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

         Commercial Paper

         The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable-rate demand notes and variable- rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Statistical Organization ("NRSRO"). Commercial paper may include variable- and floating-rate instruments.

         Convertible Securities

         The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

         The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

         While a Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

         Derivative Securities

         The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds' investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

         Diversification

         Each Fund is non-diversified, except for the National Tax-Free Fund and National Limited Term Tax-Free Fund, which means that they have greater latitude than a diversified fund with respect to the investment of their assets in the securities of relatively few municipal issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund. However, each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), as discussed further below under "Federal Income Taxes."

         Dollar Roll Transactions

         The Funds may enter into "dollar roll" transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds' use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds obligation to repurchase the securities. The Fund's will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

         Floating- and Variable-Rate Obligations

         The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

         There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

         The floating-and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

         Forward Commitment, When-Issued and Delayed-Delivery Transactions

         The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

         Geographic Concentration

         The Funds, except for the National Limited Term Tax-Free and the National Tax-Free Funds, invest substantially all of their assets in municipal securities issued by issuers within a particular state and the state's political subdivisions. Those Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

         To the extent a Fund's investments are primarily concentrated in issuers located in a particular state, the value of the Fund's shares may be especially affected by factors pertaining to that state's economy and other factors specifically affecting the ability of issuers of that state to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal and interest on private activity securities will depend on the economic condition of the facility specific revenue source from whose revenues the payments will be made, which in turn, could be affected by economic, political or demographic conditions in the state.

         Illiquid Securities

         The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

         Guaranteed Investment Contracts. Guaranteed investment contracts ("GICs") are issued by insurance companies. In purchasing a GIC, a Fund contributes cash to the insurance company's general account and the insurance company then credits to the Fund's deposit fund on a monthly basis guaranteed interest at a specified rate. The GIC provides that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it. There is no secondary market for GICs and, accordingly, GICs are generally treated as illiquid investments. GICs are typically unrated.

         Loans of Portfolio Securities

         Each Fund may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

         A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

         Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN" or "Custodian") acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank MN is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

         Mortgage-Related Securities

         The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

         Prepayment Risk and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

         Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Funds may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         The Funds each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

         The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

         The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest-rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The net asset value ("NAV") of a Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest-rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

         The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

         Mortgage Participation Certificates. The Funds also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. PCs and GMCs are both subject to prepayment risk.

         Municipal Bonds

         The Funds invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated facilities.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's alternative minimum taxable income. Moreover, the Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

         Municipal Notes

         The Funds may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

         TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

         BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

         RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

         The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Changes in the value of municipal securities held in a Fund's portfolio arising from these or other factors will cause changes in the NAV per share of the Fund.

         Municipal Securities

         Stand-by Commitments. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

         The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining NAV. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

         Other Investment Companies

         The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Currently, under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

         Participation Interests

         Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

         Repurchase Agreements

         Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

         A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

         Reverse Repurchase Agreements

         The Funds may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. Because certain of the incidents of ownership of the security are retained by a Fund, reverse repurchase agreements may be viewed as a form of borrowing by a Fund from the buyer, collateralized by the security sold by the Fund. A Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments. In most cases, these investments either mature or have a demand feature to resell to the issuer on a date not later than the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Any significant commitment of a Fund's assets to the reverse repurchase agreements will tend to increase the volatility of a Fund's NAV per share.

         Stripped Securities

         The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities. The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

         The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

         Swaps, Caps, Floors and Collars

         A Fund may enter into interest-rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest-rate "caps," "floors" and "collars." Interest-rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments). Mortgage swaps are similar to interest-rate swap agreements, except that the contractually-based principal amount (the "notional principal amount") is tied to a reference pool of mortgages. Currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

         U.S. Government Obligations

         The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         Warrants

         Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

         Zero Coupon Bonds

         The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

         Nationally Recognized Statistical Ratings Organizations

         The ratings of Moody's Investors Services ("Moody's), Standard & Poor's ("S&P") and Fitch Investors Service, Inc. ("Fitch") represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                        SPECIAL CONSIDERATIONS AFFECTING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

         Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the State, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official Statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Trust has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

         The California Economy and General Information. The economy of the State of California is the largest among the 50 States and is one of the largest in the world, having components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Following a deep recession from mid-1990 through late 1993, California's economy, mirroring that of the nation, experienced an unprecedented economic boom due in large part to growth in the high-technology sector. The economy surged from 1995 through 2000, bringing record revenues to the State's General Fund. During the second half of the 1990's, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, $8.2 billion in 1999-2000 and $4.1 billion in 2000-01) than were initially planned when budgets were enacted for each fiscal year. These additional funds were largely directed to school spending as mandated by Proposition 98 (described below), and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted.

         The economy of the State, however, has experienced an overall decline in fiscal year 2001-02. A decline in revenues from the personal income tax on capital gains and stock options, brought on by the weak performance of the stock market through 2001 and exacerbated by the tragic events of September 11 have directly impacted the State's economy. The impact has been particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector, in exports and in tourism and related industries. Fuel and other energy prices have also risen sharply, affecting State and local government economies. The slowdown in the State's economy, combined with weakness in the stock market, has resulted in a dramatic decline in General Fund revenues compared to the estimates made in fiscal year 2001-02. California's fiscal year begins on July 1 and ends on June 30 of each year. On January 10, 2002, the Governor released his proposed budget for 2002-03 (the "2002 Governor's Budget"), which outlined a plan for bridging a gap between revenues and expenditures of $12.5 billion. That difference was subsequently increased to $23.6 billion in the Governor's May Revision to the 2002-03 Budget (the "2002 May Revision"), released on May 15, 2002. The change in the State's fiscal condition reflected a $9.5 billion drop in revenues and a $1.6 billion in additional expenditures. The Department of Finance indicated that the State's budget reserve (the SFEU) which totaled $8.7 billion at June 30, 2000 totaled $6.3 billion as of June 30, 2001. The $6.3 billion figure, however, included as an asset the approximately $6.1 billion loan to the California Department of Water Resources ("CDWR") for power purchases, of which only $116 million has been repaid to date (see "Recent Developments Regarding Energy" below). Thus, the General Fund's available cash as of June 30, 2001 may have been considerably less than the $6.3 billion figure indicated by the Department of Finance.

         Following over two months of protracted debate, the Governor signed the 2002 Budget Act into law on September 5, 2002 (see "2002 Budget Act" below). The $98.9 billion 2002-03 Budget Act addresses a $23.6 billion budget deficit through program reductions totaling $7.5 billion, securitization of up to $4.5 billion of the State's tobacco settlement, additional borrowing and restructuring of old debt. The State plans to issue $800 million in general obligation bonds, as well as $12.5 billion in revenue anticipation notes in October and November of 2002. The revenue anticipation notes will be used for the repayment of various outstanding obligations, including $7.5 billion in outstanding revenue anticipation warrants that were issued in June, 2002. Further, the State continues to experience significant energy-related challenges and commitments. The California Department of Water Resources ("CDWR") plans to issue up to $11.9 billion in power revenue bonds, a portion of which will be used to repay outstanding debt owed by the CDWR to the State's General Fund. It is unclear how the current economic conditions, the pending sale of various debt instruments or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

         Bond Ratings. Three major credit rating agencies, Moody's, S&P and Fitch assign ratings to California long-term general obligation bonds. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

         As of September 30, 2002, California general obligation bonds were assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "AA" from Fitch. Standard & Poor's lowered its rating of the State's general obligation bonds from AA to A+ in April, 2001, citing the mounting and uncertain cost of the current situation surrounding electricity, as well as its likely long-term detrimental effect on the State's economy. During that same month Fitch Ratings placed the State's general obligation bonds on a negative rating watch. Moody's lowered its rating of the State's general obligation bonds from Aa2 to Aa3 in May, 2001 because of the financial risks associated with the energy crisis and trends in the broader U.S. and California economies, and to A1 in November, 2001, citing the expectation that the State's General Fund budget and liquidity position will weaken substantially over the next eighteen months, in light of weakness in the technology sector of the State's economy, greatly reduced State revenue projections and the likelihood that the State will have great difficulty reaching consensus on the necessary fiscal adjustments during its upcoming budget session. On June 28, 2001, Standard & Poor's removed California's debt ratings from credit watch and affirmed the State's general obligation bond ratings. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default. These recent reductions on the State's credit rating, and any potential future reduction, could adversely affect the market value and marketability of all outstanding notes and bonds issued by the State, its agencies or its local governments and there can be no assurance that current ratings will be maintained in the future.

         State Finances. The moneys of California are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the State's Treasury and not required by law to be credited to any other fund, as well as earnings from State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. The General Fund may be expended as the result of appropriation measures by the California Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

         The Special Fund for Economic Uncertainties ("SFEU") is funded by General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

         Fiscal Year 2001-02 Budget. The 2001-02 Governor's Budget (the "2001 Governor's Budget") estimated fiscal year 2001-02 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures (which utilized a portion of the surplus expected from fiscal year 2000-01). The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs. The May Revision to the 2001 Governor's Budget (the "2001 May Revision") disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected General Fund revenues in 2001-02 of approximately $75.1 billion, a drop of $2.9 billion or almost 4 percent from revised 2000-01 estimates. Most of the drop was attributed to a drop in personal income tax, which reflected both slower job and wage growth and a severe decline in capital gains and stock option income.

         2001 Budget Act. On July 26, 2001, the Governor signed the 2001 Budget Act. The Governor vetoed almost $500 million in General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This was accomplished without serious program cuts because a large part of the 2000 Budget Act was comprised of one-time expenditures. The spending plan utilized more than half of the $6.3 billion budget reserve as of June 30, 2001, but left a projected balance in the SFEU at June 30, 2002, of $2.6 billion. However, the decrease in State revenues combined with the energy-related expenses incurred by the State may have reduced the actual balance in the SFEU at June 30, 2002, to considerably less than the figure originally projected in the 2001 Budget Act (see Fiscal Year 2002-03 Budget below). Further, the 2001 Budget Act assumed that, during the course of the fiscal year, the approximately $6.1 billion advanced by the General Fund to the CDWR for power purchases would be repaid with interest (see "Recent Developments Regarding Energy" below). However, as of April 30, 2002, only $116 million had been repaid. Thus, the General Fund's available cash as of June 30, 2001 may also have been considerably less than the Stated $6.3 billion.

         Subsequent Developments. A series of reports after the start of the 2001-02 fiscal year have indicated that both the national and the State economies have been in a recession starting in 2001. While the Governor's administration has reported that the California economy continued to outperform the nation as a whole, the 2002 Governor's Budget estimate of revenues for 2000-01 and 2001-02 was projected at $4.5 billion, or 11 percent below the 2001 Budget Act forecast.

         The State sold a record $5.7 billion in revenue anticipation notes ("RANs") for the 2001-02 fiscal year, to offset cash flow shortfalls during the fiscal year, as part of the State's normal, annual cash management program. The State's cash position was adversely affected by the approximately $6.1 billion advances made by the General Fund to pay for electricity purchases in the first half of 2001 (see "Recent Developments Regarding Energy" below). In late April, 2002, the State Controller pronounced that cash flow projections for the balance of the fiscal year, in light of weak revenues, indicated the need for the State to borrow additional moneys in the short-term note markets in order to pay the RANs when they mature on June 28, 2002. The Controller also indicated that additional cash would be needed in order to fulfill other State obligations in June, July and August 2002, given the fact that the CDWR revenue bonds will not be sold in time to replenish the General Fund by the end of June. In order to meet these obligations, the State issued $7.5 billion in revenue anticipation warrants ("RAWs") on June 18,

2002. RAWs are short-term notes that allow the State to borrow in one fiscal year and repay in a subsequent one when surplus cash becomes available. The $7.5 billion in RAWs will be repaid through the issuance of new revenue anticipation notes, scheduled to be issued by the State in October and November of 2002.

         In January 2002, the State Treasurer announced a plan to, among other things, have amortization of the State's long-term debt more closely approximate level annual debt service costs as compared to level annual principal, the current practice. Another element of the Treasurer's plan is the proposed issuance of refunding debt to pay selected maturities of general obligation bonds coming due in the period from February, 2002 to June, 2004. The first sale of refunding bonds took place in March, 2002, to refund maturities up through June, 2003, with additional sales potentially to occur in 2003. Refunding of the selected maturities would not involve any early redemptions or extend the final maturity of the refunding bonds beyond the final maturity of the series of bonds of which the selected maturities were a part. Such refunding bonds would enable the State to move toward level annual debt service in future years and, if fully implemented as described in the plan, would provide General Fund expenditure reductions of up to $1.9 billion over the period from February, 2002 to June, 2004.

         Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2002, the State had outstanding approximately $23.9 billion of long-term general obligation bonds, plus $724 million of general obligation commercial paper and $6.2 billion of lease-purchase debt supported by the State General Fund. The State also had about $13.2 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In February and April of 2002, the State sold an aggregate $1.8 billion of general obligation bonds to repay outstanding commercial paper notes, and in June, 2002, the State sold $7.5 billion in revenue anticipation warrants to repay $5.7 billion of outstanding revenue anticipation notes. In February, 2002 the State sold $187,705,000 of new lease purchase bonds and in March, 2002, sold $1.05 billion in general obligation refund bonds. In fiscal year 2000-01, debt service on general obligation bonds and lease purchase debt was approximately 3.8% of General Fund revenues. State voters approved $2.8 billion of new general bond authorizations on the ballot in March, 2002. At least $17.5 billion in new bond authorizations are expected to be on the ballot in November, 2002.

         Fiscal Year 2002-03 Budget. The 2002 Governor's Budget projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The State Controller reported that General Fund cash receipts for the period July 1, 2001 through March 31, 2002 were about $1.4 billion below the forecast of cash receipts for such period contained in the 2002 Governor's Budget.

         The Governor released the 2002 May Revision on Tuesday, May 14. The 2002 May Revision reflected a budget gap of $23.6 billion between revenues and expenditures in the 2001-02 and 2002-03 fiscal years, the largest projected deficit in the State's history. The $23.6 billion figure represents 30 percent of the General Fund and an $11.1 billion increase from the $12.5 billion figure presented in the 2002 Governor's Budget. The increase was attributed to a $9.5 billion drop in revenues and $1.6 billion in additional expenses.

         2002 Budget Act. On September 5, 2002, 63 days into the new fiscal year, the Governor signed the $98.9 billion 2002-03 Budget Act (the "Budget Act"). The Budget Act assumes $79.2 billion in 2002-03 General Fund revenues and transfers, which constitutes a 7 percent increase from 2001-02. The Budget Act addresses the 2001-02 budget gap of $23.6 billion between revenues and expenditures primarily through the reduction of programs, additional borrowing and restructuring of debt. Specifically, the Budget Act proposes to bridge the gap through program reductions totaling $7.5 billion, securitizing up to $4.5 billion of the State's tobacco settlement payments, incurring additional obligations of $2 billion, deferring up to $1.7 billion in payments to schools, $2.9 billion in fund shifts, transfers and accelerations, restructuring $1.1 billion in State debt payments, suspending teacher tax credit, temporarily suspending business net operating loss deductions and implementing certain tax initiatives totaling $2.4 billion and receiving $1.1 billion in federal aid. The Budget Act provides for $76.7 billion in General Fund expenditures which constitutes a 0.2 percent decrease from 2001-02. The Governor vetoed $235 million from appropriations approved by the Legislature, of which the largest share (75.3 percent) is attributable to a $177 million reduction in Health and Human Service programs.

         Pursuant to the Governor's request that the State's budget reserve be increased to $1 billion in order to ensure the State's ability to repay an additional $7.5 billion obligation incurred through the issuance of revenue anticipation warrants, the Budget provides for a reserve of $1.035 billion. On October 2, 2002, the State Treasurer announced that the State plans to issue $8 billion of RANs in October, 2002 and a further $4.5 billion of RANs in November, 2002 in order to begin repaying its outstanding debts. The notes will mature in June, 2003 or earlier, and will include both fixed-rate and debt with yields that adjust according to the Bond Market Association Municipal Swap Index and London Interbank Offer Rate. The State also plans to issue up to $800 million in general obligation bonds in October, 2002. Despite the additional issuance of RANs, the reserve and nearly $9 billion in spending cuts, a budget deficit of at least $10 billion is projected for fiscal year 2002 and a number of commentators have suggested that necessary additional spending cuts have been delayed until the next fiscal year.

         Future Budgets. We cannot predict what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

         Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the State so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California State and municipal issuers. Article XIIIB restricts the State from spending certain appropriations in excess of an appropriation's limit imposed for each State and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

         In 1988, California voters approved "Proposition 98," which amended
Article XIIIB and Article XVI of the State's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed State funding of public education below the university level and the operation of the State's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-chartered cities in California without voter approval.

         In 1996, California voters approved "Proposition 218," which added Articles XIIIC and XIIID to the State's Constitution generally requiring voter approval of most tax or fee increases by local governments and curtailing local government use of benefit assessments to fund certain property-related services to finance infrastructure. Proposition 218 also limits the use of special assessments or "property-related" fees to services or infrastructure that confer a "special benefit" to specific property; police, fire and other services are now deemed to benefit the public at large and, therefore, could not be funded by special assessments. Finally, the amendments enable the voters to use their initiative power to repeal previously-authorized taxes, assessments, fees and charges. The interpretation and application of Proposition 218 will ultimately be determined by the courts. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced. It remains to be seen, as such, what impact these Articles will have on existing and future California security obligations.

         Beginning January 1, 1999, the State implemented a Vehicle License Fee (a personal property tax on the value of automobiles, the "VLF") offset program, lowering the VLF in successive stages if General Fund revenues met certain targets. Following a number of percentage adjustments, the offset was permanently increased to 67.5 percent beginning July 1, 2002. These offset levels are expected to reduce VLF revenues by $3.573 billion in fiscal year 2001-02, $3.726 billion in 2002-03 and $3.913 billion in 2003-04. The amount will be adjusted thereafter as vehicle sales activity changes.

         In fiscal year 2001, lawmakers passed and taxpayers subsequently approved, in the form of "Proposition 42," the dedication of sales taxes paid on the sale of fuel to transportation. Proposition 42 is expected to divert $1.4 billion from the General Fund to transportation programs when fully implemented.

         Other Information. Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real or personal property leased to the State, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

         Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

         Other Considerations

         Recent Developments Regarding Energy. In 1997, the State implemented an energy deregulation program which attempted to create a competitive wholesale market for electric energy in California. Among other changes made at the retail level, the deregulation plan froze retail rates for electricity at a level and for a period considered at the time to allow the three investor-owned utilities ("IOUs") an opportunity to recover costs of deregulation. Beginning in mid-2000, due to a variety of factors, the IOUs' power purchase costs exceeded the frozen retail rates. After several months of contracting power supplies at short-term and spot market prices, the two major IOUs exhausted their cash reserves and could no longer purchase electricity in the spot market.

         On January 17, 2001, Governor Davis determined that the electricity available from the State's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California, proclaimed a state of emergency to exist under the California Emergency Services Act, and directed the CDWR to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The CDWR began purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power, and also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. In May, 2001, the California Public Utilities Commission ("CPUC") approved a $5.7 billion energy rate increase that has impacted approximately nine million residential, industrial and agricultural customers. On June 18, 2001 the Federal Energy Regulatory Commission ("FERC") announced that it was imposing round-the-clock price limits on electricity in eleven western states, including California. The current cap on electricity rates imposed by FERC is set to expire on September 30, 2002, and is scheduled to be replaced by a new market mitigation plan which will implement an automated price mitigation procedure.

         In mid-2001, in order to avoid paying short-term and spot-market prices in excess of $300 per megawatt hour (MWh), the State entered into 57 long-term contracts with approximately 22 energy providers estimated to be worth an aggregate $43 billion. The State agreed to a number of contracts with terms of up to 20 years and negotiated power prices at significantly less than the then prevailing spot market prices. However, power prices have subsequently generally fallen to less than half the contracted amount and the State has been in negotiations with various power suppliers seeking a reduction in the contract prices agreed upon last year. The State has thus far announced that it has renegotiated 8 deals signed with 5 power companies with savings totaling approximately $3.5 billion. The State is continuing to negotiate with the remaining power providers to reach agreement on a lesser rate.

         The Power Supply Program is expected to supply the shortfall between the amount of electricity required by customers and the amount of electricity furnished to customers by the IOUs until December 31, 2002. The Administration and the CPUC are continuing to develop plans for the provision of the shortfall after fiscal year 2002, including plans to enable the IOUs to be able to furnish the portion of the shortfall not provided by the CDWR's long-term contracts. Alternatively, it is possible that the authorization of the CDWR to provide power to retail customers will be extended by legislation or that another State agency will be authorized to develop a successor program.

         CDWR's power purchases were initially funded primarily by unsecured, interest-bearing loans from the State's General Fund ("State Loans"). CDWR is also receiving repayment from a portion of retail end use customers' payments, remitted through the IOUs, but these amounts will cover only a small portion of the power purchase costs. Effective June 26, 2001, the CDWR entered into an Interim Loan Agreement with several banks totaling $4.1 billion ("Interim Loans"), which moneys are being used since that date to fund power purchases. The Interim Loans are repayable only from end use customer payments or other debt sales, and are not an obligation of the State General Fund. As of January 31, 2002, CDWR had committed approximately $12.6 billion for power purchases, funded from approximately $6.1 billion in net State Loans, $3.7 billion in customer payments and a net $2.7 billion from the Interim Loans ($1.4 billion of Interim Loan proceeds remain available to fund future power purchases).

         The State Loans, the Interim Loans and the balance of energy purchase costs, will be funded by the issuance of CDWR revenue bonds. Issuance of the bonds depends on adoption and final legal review of several orders by the California Public Utilities Commission ("CPUC"). In February, 2002 the CPUC adopted an order implementing CDWR's "revenue requirement" to be collected from customer rates; the procedure used by CDWR to calculate its revenue requirement was, however, challenged in a court proceeding. The CPUC also approved a "rate agreement" with the CDWR governing the imposition of consumer rates necessary to repay the bond issue and CDWR's other power purchase costs. While the CPUC had raised customer rates significantly in 2001 (average of 40%), final calculation of the CDWR's revenue requirement to repay bonds and meet its other obligations may require additional rate actions. On March 25, 2002, CPUC also approved an order retroactively effective as of September 20, 2001, eliminating the right of retail customers to contract directly with Energy Service Providers to meet energy demands.

         On September 27, 2002, the State Treasurer announced that the CDWR will issue up to $11.9 billion in power revenue bonds, the largest municipal bond issuance in history. The CDWR plans to issue the bonds in two traunches, the first being a $6 billion issuance of variable-rate bonds during the week of October 21, 2002, and the second a $5.9 billion issuance of fixed-rate debt during the week of November 4, 2002. Moody's has stated that it will rate the bonds A3, S&P announced that it had assigned a BBB-plus rating and Fitch has assigned a rating of A-minus. The CDWR revenue bonds will be repaid from a dedicated revenue stream derived from customer payments and they will not be backed in any way by the faith and credit or taxing power of the State. Pending issuance of the CDWR revenue bonds, CDWR projects it will have enough funds available from existing resources and customer revenues to continue its power purchases and repay its obligations. A portion of the power revenue bonds will be used to repay the approximately $6.1 billion debt owed by the CDWR to the State's General Fund.

         On April 9 and June 18, 2001, Governor Davis announced the execution of Memoranda of Understanding between the State and each of Southern California Edison ("SCE") and San Diego Gas & Electric ("SDG&E"). Pursuant to the Memoranda, the State agreed to purchase SCE's and SDG&E's electric transmission assets for approximately $2.76 billion and $1 billion, respectively, subject to certain conditions. For a variety of reasons, definitive agreements were never reached with either party and the purchase of transmission assets is not expected to occur.

         On April 6, 2001, the largest IOU, Pacific Gas & Electric Company, filed for voluntary protection under the federal Bankruptcy Code. Its bankruptcy proceeding remains unresolved. SCE also defaulted on various obligations in early 2001. In October, 2001, SCE announced the settlement of a lawsuit with the CPUC over the rates which SCE could charge its customers. Although the settlement is subject to court challenge, CPUC implemented the settlement by allowing SCE to collect rates from its customers at current levels for up to three years in order to repay its prior debts. Based on this agreement, SCE used accumulated cash receipts and proceeds of a new credit agreement to repay substantially all of its prior defaulted debts in March, 2002.

         A number of lawsuits have also been filed concerning various aspects of the energy situation. These include disputes over responsibility for electricity and natural gas purchases made by the IOUs and the California Independent System Operator, continuing contractual obligations of some small independent power generators, and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases, neither the State nor the CDWR is even a party to theses actions. However, adverse rulings in some of these matters may affect power costs borne by the CDWR Power Supply Program. Further, in June, 2001, the State alleged that out-of-state power generators had unlawfully over-charged California for electricity during the period May, 2000 through June, 2001, and demanded that FERC order the generators to refund $8.9 billion in over-charges to the State. The matter is still pending before FERC.

         Since the rolling blackouts experienced in 2001, the State has implemented various programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and "peaking" power facilities, has been accelerated. A number of new larger power plants are under construction and in permitting phase, and are expected to come on line in 2002-03. In addition, the State is seeking longer term power supply contracts at lower costs. The combination of these elements is expected to lower wholesale electricity costs in the future and promote the financial recovery of the IOUs.

         Natural gas prices in California are not regulated and therefore may fluctuate. One of the State's IOUs also supplies natural gas, and its credit difficulties and bankruptcy filing have impaired its ability to obtain supplies. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

         There can be no assurance that there will not be continued and future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, and that could in turn affect State and local revenues.

         Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

         Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. Throughout the late 1980's and early 1990's California experienced a prolonged drought that strained the State's water supply system. Some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured harsh impacts. On the opposite end of the spectrum, during the winter season of 1997-1998 California endured double its normal amount of rainfall and about $550 million in flood and storm damage Statewide. As with the potential risks associated with seismic activity, any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

                        SPECIAL CONSIDERATIONS AFFECTING
                         COLORADO MUNICIPAL OBLIGATIONS

         The following highlights some of the more significant financial trends and issues affecting Colorado and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact which would render such information inaccurate.

         Overview of Colorado Economy and General Information During the mid-1980's, the State's economy was adversely affected by numerous factors, including the contraction of the energy sector, layoffs by advanced technology firms and an excess supply of both residential and nonresidential buildings causing employment in the construction sector to decline. As a result of these conditions, certain areas of the State experienced particularly high unemployment. Furthermore, in 1986, for the first time in 32 years, job generation in the State was negative and, in 1986, for the first time in 21 years, the State experienced negative migration, with more people leaving the State than moving in.

         During the 1990s, the Colorado economy became increasingly diversified moving from an economy formerly reliant on agriculture and mining to one based on services, communications, transportation, tourism, health care, high-tech and manufacturing, with small businesses predominating. During this period there was steady improvement in the Colorado economy: per-capita income increased approximately 60.1% from 1990 to 1999 (5.6% in 1999) and retail trade sales revenues increased approximately 100.6% from 1990 to 1999 (7.4% in 1999), reflecting, in part, an annual average population growth rate of 2.7% and an average unemployment rate of 4.4% during this period. In 2000, the peak year of the economic expansion, per-capita income increased approximately 3.0%, wage and salary income increased approximately 12.6% and retail trade sales revenues increased approximately 11.1%. In addition, the population increased 6.0% and the average unemployment rate hit a historic, and unsustainable, low of 2.7%.

         In 2001 Colorado's economy, like the national economy, began to weaken, taking a sharp downturn after the September 11, 2001 terrorist attacks. In 2001, per-capita income growth slowed to approximately 1.7%, wage and salary income growth slowed to approximately 3.6%, retail trade sales revenues slowed to approximately 1.6%, population growth slowed to 2.1% and the average unemployment rate increased to 3.7%. Colorado began to lose jobs in January 2001, and declines in the state's high technology, communications, and finance industries combined with a dramatic slowdown in tourism (caused in part by the worst drought since the 1930s and related Colorado wild fires), caused significant job losses during 2002. While the average amount of the job decline was just over 1,000 per month during the first six months of 2001, the pace accelerated to a monthly average loss of 3,700 jobs during the 2002 fiscal year. The hardest-hit sectors--manufacturing, data processing, and telecommunications--have earnings that are well above the statewide average. Thus, job losses in these sectors have had an even larger impact on State revenues. For example, corporate and individual income tax revenue declined 46% and 16.7%, respectively, for the 2002 fiscal year.

         At the present time, Colorado government officials estimate that personal income growth will only increase 1.4% in 2002 and 4.4% for 2003. In addition, wage and salary income, which makes up approximately 60% of personal income, is expected to decrease 1.0% in 2002 before growing in 2003. Unemployment is expected to average 5.3% in 2002 and to decline slowly over the next several years, falling to 5.0% in 2003 to 4.6% in 2005. As a result of falling wages, coupled with expected slower growth in the Colorado's population, retail trade sales are expected to drop 2.5% in 2002 as well. Government officials expect the economy to slowly recover in fiscal 2003, with retail sales expected to increase 3.2% before strengthening further over the remainder of the forecast period (through the 2007/2008 fiscal year), while population growth is expected to slow to 1.4% in 2002 and 1.5% in 2003. Government officials also expect corporate and income tax revenue to increase 23.4% and 2.4%, respectively, in the 2003 fiscal year.

         The economic recovery currently expected by the State could be disrupted by, among other factors, any burst in the housing price bubble or a significant rise in mortgage rates. Housing prices have increased dramatically in Colorado during the later half of the 1990s. If housing prices become high relative to the underlying economic conditions, the State could see a drop in housing prices. Should this occur, consumer spending would decrease, cash-out financing would be much lower and slow spending and job growth in may industries that rely on home sales would be lower. In addition, the tourism industry could further fall if the drought continues and the mountains do not have a significant early snowfall to help the ski industry. If Colorado experiences another dry spring and large wildfires in 2003, State officials believe that tourism spending in the State will dry up as well.

         Political Subdivisions. The State of Colorado's political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. Certain obligations of Colorado State and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, downturns in sales tax and other revenues, and fluctuations in the real estate market. Real estate construction levels declined significantly during 2002. Nonresidential building declined approximately 19.1% in the 2002 fiscal year and is expected to continue to decline slightly into 2003, while the number of home permits fell 18.7% during this period.

         State Finances: General Fund. The State has already begun to experience reduced sales and income tax revenue collections, resulting in a shortfall between tax collections and budgetary projections for the current fiscal year. The State derives all of its General Fund revenues from taxes. The two most important sources of these revenues are sales and use taxes and income taxes, which accounted for approximately 30.5% and 65.6%, respectively, of total General Fund net collections during fiscal year 2000 and approximately 29.4% and 63.8%, respectively, of total General Fund net collections during fiscal year 2001.

         The State experienced a $952.3 million (or a record 14.5%) decline in General Fund revenues for fiscal year 2002--largely due to the deteriorating economy and fallen stock values. The dismal performance of the stock markets has impacted tax receipts on capital gains. Capital gains increased at a 25.3% annual pace between 1991 and 2000. Although the State does not have data on capital gains income filed on the 2001 income tax return, the TABOR refund (see definition below) for Colorado capital gains declined 31% through August, compared with the same period last year. If this decline is representative of all capital gains, the income tax reduction in fiscal year 2002 that could be attributed to the stock market was nearly $200 million. Similarly, the fact that a significant portion of Colorado's use tax revenue is derived from the telecom industry resulted in a 10.9% decline in use tax revenues in fiscal year 2002. Two non-economic factors also contributed to the decrease in revenue in the 2002 fiscal year. The 2002 fiscal year marked the first full year of the diversion of a portion of the state's income taxes to the State Education Fund ("SEF") and a lower sales and use tax rate.

         As a result of the revenue shortfall, budget reductions, transfers, and other decisions were made which resulted in a General Fund reserve of $165.3 million for fiscal year 2002 in lieu of a budget deficit that otherwise would have occurred. This compares with reserves of $786.8 million and $469.3 million in the previous two fiscal years. The weak economy and resulting General Fund revenues is expected to place ongoing pressure on the balance of the General Fund. Although General Fund revenues are currently expected to increase 1.5% in fiscal 2003 and to increase at an annualized rate of 7.1% over the remaining five years of the fiscal forecast, deficits are nevertheless expected for the General Fund reserve balance, growing to over $3 billion by fiscal year 2008. Because the Colorado Constitution prohibits a deficit, the State will need to take further actions to balance the budgets for the 2003 and 2004 fiscal years. The State General Assembly is currently working on measures to address this shortfall by, among other things, delaying or canceling funding for a number of highway and capital construction projects.

Colorado Constitutional and Other Laws.

         State Constitution. The Colorado Constitution contains strict limitations on the ability of the State to create debt except under certain very limited circumstances. However, the constitutional provision has been interpreted not to limit the ability of the State to issue certain obligations which do not constitute debt, including short-term obligations which do not extend beyond the fiscal year in which they are incurred and certain lease purchase obligations which are subject to annual appropriation. The State is authorized pursuant to State statutes to issue short-term notes to alleviate temporary cash flow shortfalls. The most recent issue of such notes, issued on July 2, 2002, were given ratings by S&P (SP-1+) and Fitch (F1+). Because of the short-term nature of such notes, their ratings should not be considered necessarily indicative of the State's general financial condition.

         TABOR Amendment. On November 3, 1992, the Colorado voters approved a State constitutional amendment (the "TABOR Amendment") that restricts the ability of the State and local governments to increase taxes, revenues, debt and spending. The TABOR Amendment provides that its provisions supersede conflicting State constitutional, State statutory, charter or other State or local provisions.

         Among other provisions, the TABOR Amendment requires the establishment of emergency reserves, limits increases in district revenues and in district fiscal year spending, and requires voter approval for new taxes, tax increases or debt not meeting certain exceptions. As a general matter, annual State fiscal year spending may change not more than inflation plus the percentage change in State population in the prior calendar year. Annual local district fiscal year spending may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the TABOR Amendment. The TABOR Amendment provides that annual district property tax revenues may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the TABOR Amendment. District revenues in excess of the limits prescribed by the TABOR Amendment are required, absent voter approval, to be refunded by any reasonable method, including temporary tax credits or rate reductions. Such "TABOR surpluses" for the State grew from $139 million in fiscal year 1997 to $927.2 million in fiscal year 2001, and over the past several years the State has refunded revenues in excess of applicable limits to certain taxpayers in the State in accordance with the TABOR Amendment.

         During the 1990's the federal government underestimated Colorado's population. Therefore the State refunded $483 million to taxpayers under the TABOR Amendment that would not have been refunded if the proper population estimates had been made. The TABOR Amendment allows for the limit to be adjusted each decade in accordance with the Census count. The Colorado General Assembly determined that the proper way to make the adjustment was to use the percentage change in the State's populations (6.0%) in the TABOR Amendment limit for the 2002 fiscal year and then measure the amount of revenue that comes in below that adjusted limit. The percentage points of population growth in the limit that are not used in the 2002 fiscal year can be carried forward into future years (referred to as the "growth dividend") until such time as all of the population percentage change is carried forward or a new Census is conducted.

         Because of reduced sales and income tax collections during the 2002 fiscal year, the State did not have a TABOR surplus for fiscal year 2002, and presently anticipates, after application of the growth dividend, that no TABOR surplus will exist for fiscal years 2003 and 2004, before continuing in the 2005 fiscal year. The TABOR Amendment also provides that a local district may reduce or end its subsidy to any program (other than public education through grade 12 or as required by federal law) delegated to it by the State General Assembly for administration.

         Other Considerations. This description is not intended to constitute a complete description of all of the provisions of the TABOR Amendment. Furthermore, many provisions of the TABOR Amendment and their application are unclear. Several statutes have been enacted since the passage of the TABOR Amendment attempting to clarify the application of the TABOR Amendment with respect to certain governmental entities and activities, and numerous court decisions have been rendered interpreting certain of the TABOR Amendment's provisions. However, many provisions of the TABOR Amendment may require further legislative or judicial clarification. The future impact of the TABOR Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time.

         The financial operations and obligations of the State and local governments in Colorado may also be affected directly or indirectly by future changes in law or the interpretation of the law. In recent years, several ballot initiatives approved by voters have had a significant impact on the State's General Fund, and other ballot initiatives have been proposed which, if passed, would potentially have had a material adverse effect on development in the State and the State economy.

                             SPECIAL CONSIDERATIONS
                    AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS

         The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact which would render such information inaccurate.

         Constitutional State Revenue Limitations. Minnesota's constitutionally prescribed fiscal period is a biennium. No agency or other entity may spend more than its "allotment." The state's Commissioner of Finance, with the approval of the Governor, is required to reduce excess allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the state's legislature is not in session, the Governor is empowered to convene a special legislative session.

         Effect of Limitations on Ability to Pay Bonds. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities, agencies or instrumentalities to meet their bond obligations if the bonds have been properly issued.

         Population Trends in the State. Minnesota resident population grew from 4,085,000 in 1980 to 4,387,000 in 1990 or, at an average annual compound rate of
0.7 percent compared to the national average at an annual compound rate of 0.9 percent during this period. In 2000, Minnesota's resident population was 4,919,000, reflecting an annual growth rate since 1990 of 1.2 percent. Minnesota population is currently forecast by the U.S. Department of Commerce to grow at annual rate of 0.8 percent through 2015.

         Structure of the State's Economy. Diversity and a significant natural resource base are two important characteristics of the state's economy.

         At an aggregate level of detail, the structure of the state's economy parallels the structure of the United States economy as a whole. For 2001, state employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of the total state employment was within two percentage points of national employment share.

         Some unique characteristics of the state's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the state's employment highly concentrated in the industrial machinery and instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 28.2 percent of the state's durable goods employment was concentrated in 2001, as compared to 18.9 percent for the United States as a whole.

         The importance of the state's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2001, 30.1 percent of the state's non-durable goods employment was concentrated in food and kindred industries, and 16.5 percent in paper and allied industries. This compares to 23.9 percent and 9.0 percent, respectively, for comparable sectors in the national economy. Over half of the state's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in the state than in the U.S.

         Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 6.0 thousand in 2001. It is not expected that mining employment will return to 1979 levels.

         Employment Growth in the State. In the period 1980 to 1990, overall employment growth in Minnesota lagged behind national growth. However, manufacturing has been a strong sector, with Minnesota employment outperforming the U.S. counterpart in both the 1980-1990 and 1990-2001 periods.

         In spite of a strong manufacturing sector, during the 1980 to 1990 period total employment in Minnesota increased 17.9 percent while increasing
20.1 percent nationally. Most
of Minnesota's relatively slower growth is associated with declining agricultural employment and with the two recessions in the U.S. economy during the early 1980s and which were more sever in Minnesota than nationwide. Between 1990 and 2001, Minnesota's non-farm employment grew 25.6 percent compared with
20.9 percent nationwide.

         Performance of the State's Economy. Since 1980, state per capita personal income has been within nine percentage points of national per capita personal income. The state's per capita income has generally remained above the national average. In 2001, Minnesota per capita personal income was 108.3 percent of the national average.

         During 2000 and 2001, the state's monthly unemployment rate was generally less than the national unemployment rate, averaging 3.7 percent in 2001, as compared to the national average of 4.8 percent.

         Local Obligations. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the state has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurances that the same factors that adversely affect the economy of the state generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

                             SPECIAL CONSIDERATIONS
                    AFFECTING NEBRASKA MUNICIPAL OBLIGATIONS

         The concentration of the Nebraska Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states in different regions of the country. Nebraska's Constitution limits the debt the state may incur and sets certain restrictions on debt incurred by municipalities and political subdivisions. Accordingly, the availability of Nebraska municipal securities and the economy of the state will effect the Fund. The following is a brief summary of data and economic trends based upon information drawn from government web sites and other resources publicly available as of the date of this SAI. The Trust has not independently verified such information, but has no reason to believe that such information is inaccurate in any material respect.

         Governmental Units and Finances

         Nebraska has 93 counties, 535 incorporated municipalities and over 1,700 other political subdivisions or authorities. These include governmental units such as school districts, utility districts, the Nebraska Educational Facilities Authority, and the Nebraska Investment Finance Authority. While these various municipalities and public authorities dominantly rely on independent revenue sources, such as property taxes, these entities are not immune from state revenue short falls which lead to reductions in state aid to the entities. Furthermore, municipal securities issued by public authorities in Nebraska are not backed by the state's full faith and credit.

         Throughout the early and mid 1990s, state and local revenues, in the aggregate, increased each year at a rate sufficient to cover all increases in state and local expenditures. The ending balance in the state's general fund for fiscal year ending 2001 was $234,035,691 and the ending balance of the general fund for fiscal year ending 2002 is $55,733,722. These ending balances do not include amounts held in the state's Cash Reserve Fund. The continued increase in revenues at a level sufficient to cover current and future expenditures will depend on numerous factors, including the state's economy, property tax values, and the financial condition of each municipality or public authority issuing municipal securities.

         Generally, the municipal securities issued by the state's various governmental units have been highly regarded. Notwithstanding, certain Nebraska municipal securities contained unique risks. Such municipal securities may include, without limitation, health care providers, nuclear power plants, facility offerings and other private activity bonds that lack governmental backing. The Fund's success may be impacted by its ability to adequately evaluate the unique risks associated with the respective issuers.

         Economic Conditions

         During the mid and late 1990s, Nebraska's economy experienced consistent growth. state employment steadily increased from 880,246 in 1994 to an estimated 899,429 in 2001 with almost uniform increases in all non-farm industries. Nebraska's unemployment rate has consistently been among the lowest rates in the Nation. From 1994 through 2000, Nebraska's unemployment rate ranged from 2.6% to 3.0%. Nebraska's per capital income, while below the national average, grew from $21,168 in 1994 to $28,564 in 2001. Nebraska also experienced positive net migration and population growth in the mid and late 1990s, reversing net out migration from 1974 to 1990. Based upon Census information, Nebraska's population increased from 1,621,551 in 1994 to 1,713,235 in 2001.

         Historically, national economic downturns have had less economic impact on Nebraska than other states, while at the same time, Nebraska's economy traditionally has not grown as fast as others in periods of national economic expansion. During the 1990s, the Nebraska economy increasingly diversified away from being heavily dependent agriculture. Increases in manufacturing, services and finance, insurance and real estate industries have helped to more uniformly distribute Nebraska's gross state product. However, the Nebraska economy remains heavily dependent upon agriculture and may be adversely effected by the farm commodities markets, changes in federal agriculture programs, and production and weather conditions. Additionally, the diversification of the state's gross state product over the last decade may effect the Nebraska economy's response to national economic cycles.

         Nebraska's economic trends of the 1990s appear to be continuing beyond the year 2001. As of the end of 2001, Nebraska's labor force totaled 928,297 with an unemployment rate of 3.1%. Non-farm payroll jobs increased by .06% between 2000 and 2001. Manufacturing jobs declined 2.1% over the same period. These numbers and current economic forecasts indicate that the Nebraska economy slowed in 2001 and recovery is going to be slow.

         As discussed above, most municipal securities owned by the fund are expected to be obligations of municipalities or other governmental units. Thus, the actual impact of the state's economy and factors that effect that state's economy on most of the municipal securities is uncertain. For example, a factor that may materially effect the state's economy may or may not also effect an individual municipality's financial condition or the municipality's ability to meet its obligations pursuant to the respective municipal securities.

                                   MANAGEMENT

         The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

         Trustees and Officers. The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

         General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for each of the 91 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72.

         In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.

                                                                                   Other Public Company
                       Position Held                                               or Investment
Name, Age and          with Registrant/       Principal Occupation(s)              Company
Address                Length of              During Past 5 Years                  Directorships
-------                ---------              -------------------                  -------------
                       Service/1/
                       ----------
                                           INDEPENDENT TRUSTEES

Thomas S. Goho, 60     Trustee,               Wake Forest University, Calloway            N/A
                       since 1987             School of Business and
                                              Accountancy, Benson-Pruitt
                                              Professorship since 1999,
                                              Associate Professor of Finance
                                              1994-1999.

                                                                                           Other Public Company
                               Position Held                                               or Investment
Name, Age and                  with Registrant/       Principal Occupation(s)              Company
Address                        Length of              During Past 5 Years                  Directorships
-------                        ---------              -------------------                  -------------
                               Service/1/
                               ----------
Peter G. Gordon, 60            Trustee, since        Chairman, CEO and Co-Founder of             N/A
                               1998; (Lead           Crystal Geyser Water Company and
                               Trustee, since        President of Crystal Geyser
                               2001).                Roxane Water Company.

Richard M. Leach, 69           Trustee,              President of Richard M. Leach               N/A
                               since 1987            Associates (a financial
                                                     consulting firm).

Timothy J. Penny, 50           Trustee,              Senior Counselor to the public              N/A
                               since 1996            relations firm of Himle-Horner
                                                     and Senior Fellow at the Humphrey
                                                     Institute, Minneapolis, Minnesota
                                                     (a public policy organization).

Donald C. Willeke, 62          Trustee,              Principal of the law firm of                N/A
                               since 1996            Willeke & Daniels.

                                               INTERESTED/2/ TRUSTEES

Robert C. Brown, 71            Trustee,              Retired. Director, Federal Farm             N/A
                               since 1992            Credit Banks Funding Corporation
                                                     and Farm Credit System Financial
                                                     Assistance Corporation until
                                                     February 1999.

W. Rodney Hughes, 76           Trustee,              Private Investor.                     Barclays Global Investor
                               since 1987                                                  Funds/Master Investment
                                                                                           Portfolio,
                                                                                           23 portfolios

J. Tucker Morse, 58            Trustee,              Private Investor/Real Estate                    N/A
                               since 1987            Developer; Chairman of White
                                                     Point Capital, LLC.

                                                                                              Other Public Company
                               Position Held                                                  or Investment
Name, Age and                  with Registrant/       Principal Occupation(s)                 Company
Address                        Length of              During Past 5 Years                     Directorships
-------                        ---------              -------------------                     -------------
                               Service/1/
                               ----------
                                                      OFFICERS

Michael J. Hogan, 43           President,            Executive Vice President of Wells                 N/A
                               since 2000            Fargo Bank, N.A. since July
                                                     1999.  President of Wells Fargo
                                                     Funds Management, LLC since March
                                                     2001.  Senior Vice President of
                                                     Wells Fargo Bank, N.A. from April
                                                     1997 to July 1999.  Prior
                                                     thereto, Vice President of
                                                     American Express Financial
                                                     Advisors until April 1997.

Karla M. Rabusch, 43           Treasurer,            Senior Vice President of Wells                    N/A
                               since 2000            Fargo Bank, N.A., since May
                                                     2000. Senior Vice President and
                                                     Chief Administrative Officer of
                                                     Wells Fargo Funds Management, LLC
                                                     since March 2001.  Vice President
                                                     of Wells Fargo Bank, N.A. from
                                                     December 1997 to May 2000.  Prior
                                                     thereto, Director of Managed
                                                     Assets Investment Accounting of
                                                     American Express Financial
                                                     Advisors until November 1997.

                                                                                           Other Public Company
                               Position Held                                               or Investment
Name, Age and                  with Registrant/       Principal Occupation(s)              Company
Address                        Length of              During Past 5 Years                  Directorships
-------                        ---------              -------------------                  -------------
                               Service/1/
                               ----------
C. David Messman, 42           Secretary,             Vice President and Senior Counsel               N/A
                               since 2000             of Wells Fargo Bank, N.A. since
                                                      January 1996.  Vice President and
                                                      Secretary of Wells Fargo Funds
                                                      Management, LLC since March 2001.

----------------

/1/ Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

/2/ Basis of Interestedness. Robert C. Brown and W. Rodney Hughes own securities of Wells Fargo & Company, the parent holding company of the Funds' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

       Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Funds' most recently completed fiscal year. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met two times during the Funds' most recently completed fiscal year.

       Compensation. Prior to January 1, 2002, each Trustee received an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also received a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting was held absent a full Board meeting, each attending Trustee received a $1,000 combined fee. These fees applied equally for in-person or telephonic meetings, and Trustees were reimbursed for all out-of-pocket expenses related to attending meetings.

       Effective January 1, 2002, each Trustee receives an annual retainer (payable quarterly) of $52,000 from the Fund Complex. Each Trustee also receives a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

       The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the fiscal year ended June 30, 2002, the Trustees received the following compensation:

                               Compensation Table
                            Year Ended June 30, 2002
                            ------------------------

       Trustee                                              Compensation
       -------                                              ------------

                               INDEPENDENT TRUSTEES

       Thomas S. Goho                                              $58,250
       Peter G. Gordon                                             $63,250
       Richard M. Leach                                            $58,250
       Timothy J. Penny                                            $58,250
       Donald C. Willeke                                           $58,250
                               INTERESTED TRUSTEES

       Robert C. Brown                                             $58,000
       W. Rodney Hughes                                            $58,000
       J. Tucker Morse                                             $58,000

       Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                   Beneficial Equity Ownership in Fund Complex
                      Calendar Year Ended December 31, 2001

-------------------------------------------------------------------------------------------------------------------
                                                                                                      Aggregate
                     Dollar Range of Equity Securities of the Tax-Free Funds of                       Dollar Range
Trustee              the Trust                                                                        of Equity
                                                                                                      Securities of
                                                                                                      Fund
                                                                                                      Complex
-------------------------------------------------------------------------------------------------------------------
                     California                                      National
                     Limited                                         Limited
                     Term        California   Colorado   Minnesota   Term       National   Nebraska
                     Tax-Free    Tax-Free     Tax-Free   Tax-Free    Tax-Free   Tax-Free   Tax-Free
                     Fund        Fund         Fund       Fund        Fund       Fund       Fund
-------------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Thomas S. Goho          0           0           0           0           0          0          0             D

-------------------------------------------------------------------------------------------------------------------
Peter G. Gordon         0           0           0           0           0          0          0             0

-------------------------------------------------------------------------------------------------------------------
Richard M. Leach        0           0           0           0           0          0          0             B

-------------------------------------------------------------------------------------------------------------------
Timothy J. Penny        0           0           0           0           0          0          0             A

-------------------------------------------------------------------------------------------------------------------
Donald C. Willeke       0           0           0           0           0          0          0             D

-------------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------------------------------
Robert C. Brown         0           0           0           0           0          0          0             D

-------------------------------------------------------------------------------------------------------------------
W. Rodney Hughes        0           0           0           0           0          0          0             D

-------------------------------------------------------------------------------------------------------------------
J. Tucker Morse         0           0           0           0           0          0          0             D

-------------------------------------------------------------------------------------------------------------------

     Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

         Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory Agreements") for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an "Adviser" and collectively, "Advisers"), a description of the quality and nature of the services provided by the Advisers.

         Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

         The Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a "Peer Group," a group of funds that was similar to the specific Fund, the relevant Lipper category of funds ("Lipper Group"), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund's total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund's asset levels.

         The Board then analyzed the Adviser's background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the primary investment adviser's oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers compliance procedures including the Advisers' internal compliance policies relating to the respective codes of ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

         In addition to the above considerations, the Board also analyzed certain factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which the sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed the sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which the sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds' portfolios. The Board reviewed the sub-adviser's method for allocating portfolio opportunities among the Funds and other advisory clients.

         Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and
(iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Funds.

         Investment Adviser. Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds from Wells Fargo Bank on March 1, 2001. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, that are described below. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds.

         As compensation for its advisory services for the following Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

Fund                                                       Annual Rate
----
                                                 (as a percentage of net assets)
                                                 -------------------------------
California Limited Term Tax-Free Fund                         0.40%
California Tax-Free Fund                                      0.40%
Colorado Tax-Free Fund                                        0.40%
Minnesota Tax-Free Fund                                       0.40%
National Limited Term Tax-Free Fund                           0.40%
National Tax-Free Fund                                        0.40%
Nebraska Tax-Free Fund                                        0.50%

         As discussed in the "Historical Fund Information" section, each Fund, except the Nebraska Tax-Free Fund, was created as part of the reorganization of the Stagecoach and Norwest Funds. The Nebraska Tax-Free Fund was created as part of the reorganization of the Wells Fargo Funds and the Great Plains Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to either Funds Management, Wells Fargo Bank, NIM or First Commerce Investors (for the Nebraska Tax-Free Fund) ("FCI") by a Fund or its predecessor portfolio that is considered the surviving entity for accounting purposes.

                             FORMER STAGECOACH FUNDS

         For the periods indicated below, the Funds and their predecessor portfolios paid to Funds Management (and to Wells Fargo Bank for the period from July 1, 1999 to February 28, 2001) the following advisory fees and Funds Management (and Wells Fargo Bank) waived the indicated amounts:

                                         Year Ended               Year Ended
                                           6/30/02                  6/30/01
                                         ----------               ----------
Fund                                  Fees         Fees         Fees        Fees
----
                                      Paid        Waived        Paid       Waived
                                      ----        ------        ----       ------
California Limited Term Tax-Free   $        0    $238,055    $   18,299   $143,794
California Tax-Free                $1,641,301    $793,985    $1,617,792   $675,049

                                         Year Ended
                                           6/30/00
                                         ----------
Fund                                  Fees         Fees
----
                                      Paid        Waived
                                      ----        ------
California Limited Term Tax-Free   $        0   $  184,022
California Tax-Free                $1,202,905   $1,429,866

__________________

                              FORMER NORWEST FUNDS

         For the periods indicated below, the Funds and their predecessor portfolios paid to Funds Management (and to Wells Fargo Bank for the period from July 1, 1999 to February 28, 2001) and NIM the following advisory fees, and Funds Management (and Wells Fargo Bank) and NIM waived the indicated amounts:

                                   Year Ended                  Year Ended
                                     6/30/02                     6/30/01
                                   ----------                  ---------
Fund                            Fees         Fees           Fees         Fees
----
                                Paid        Waived          Paid        Waived
                                ----        ------          ----        ------
Colorado Tax-Free Fund       $  168,381    $305,782      $  152,446    $218,711
Minnesota Tax-Free Fund      $  442,804    $310,231      $   17,320    $273,674
National Limited Term        $  161,923    $109,581      $  162,458    $ 68,394
   Tax-Free Fund
National Tax-Free Fund       $1,435,927    $287,233      $1,223,246    $187,395

                                   Year Ended
                                     6/30/00
                                   ----------
Fund                            Fees        Fees
----
                                Paid       Waived
                                ----       ------
Colorado Tax-Free Fund        $ 67,348    $330,518
Minnesota Tax-Free Fund       $      0    $333,585
National Limited Term         $133,497    $182,094
   Tax-Free Fund
National Tax-Free Fund        $888,810    $636,537

                            FORMER GREAT PLAINS FUND

         For the periods indicated below, the Nebraska Tax-Free Fund and its predecessor portfolio paid to Funds Management, Wells Fargo Bank and FCI the following advisory fees, and Funds Management, Wells Fargo Bank and FCI waived the indicated amounts:

                                             Year Ended                    Period from                   Period from
Former Great Plains Fund                       6/30/02                  9/11/00 - 6/30/01             9/01/00 - 9/10/00
------------------------                       -------                  -----------------             -----------------
                                             Funds Mgmt.              Wells Fargo/Funds Mgmt.                FCI
                                             ----------               -----------------------                ---
                                         Fees           Fees           Fees           Fees           Fees           Fees
                                         Paid          Waived          Paid          Waived          Paid          Waived
                                         ----          ------          ----          ------          ----          ------

Nebraska Tax-Free Fund                 $282,513        $40,073       $203,860        $45,154        $5,742         $1,272


Former Great Plains Fund
------------------------
                                              Year Ended                 Year Ended
                                                8/31/00                   8/31/99
                                                -------                   -------

                                                  FCI                       FCI
                                                  ---                       ---
                                         Fees           Fees           Fees           Fees
                                         Paid          Waived          Paid          Waived
                                         ----          ------          ----          ------
Nebraska Tax-Free Fund                 $332,541        $0            $340,937        $0

         General. Each Fund's Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trustees and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         Investment Sub-Adviser. Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or "Sub-Adviser") to serve as the investment sub-adviser to the Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, Wells Capital Management makes recommendations regarding the investment and reinvestment of the Funds' assets. Wells Capital Management furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. Wells Capital Management also furnishes such additional reports and information as Funds Management and the Trust's Board and officers may reasonably request. Funds Management may, from time to time, and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

         As compensation for its sub-advisory services to each Fund, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $400 million of the Funds' average daily net assets, 0.125% of the next $400 million of the Funds' average daily net assets, and 0.10% of the Fund's average daily net assets over $800 million. These fees may be paid by Funds Management or directly by a Fund. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

         Administrator. The Trust has retained Funds Management (the "Administrator") as the administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administrative services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by the Adviser, transfer agent, Custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. For providing administrative services, Funds Management is entitled to receive a fee of 0.15% of each Fund's average daily net assets.

         As discussed in the "Historical Fund Information" section, the Funds, except the Nebraska Tax-Free Fund, were created as part of the reorganization of the Stagecoach and Norwest Funds. The Nebraska Tax-Free Fund was created as part of the reorganization of the Wells Fargo and Great Plains Funds. Therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid to administrators by a Fund or its predecessor portfolio that is considered the surviving entity for accounting purposes.

                             FORMER STAGECOACH FUNDS

         The predecessor Stagecoach Funds had retained Wells Fargo Bank as administrator from March 25, 1999 through the date of the reorganization. Wells Fargo Bank was entitled to receive a monthly fee of 0.03% of the average daily net assets of each Fund.

         For the periods indicated below, the Funds listed below and their predecessor portfolios paid the following dollar amounts to Funds Management (and Wells Fargo Bank for the period from July 1, 1999 to February 28, 2001) for administration fees:

                       Year Ended        Year Ended           Year Ended
                         6/30/02           6/30/01             6/30/00
                         -------           -------             -------

                                        Funds Mgmt./            Wells
Fund                   Funds Mgmt.      Wells Fargo             Fargo
----                   -----------      ------------            -----
California Limited
   Term Tax-Free        $ 48,214          $ 61,888             $ 11,740
California Tax-Free     $925,311          $869,605             $906,326

                              FORMER NORWEST FUNDS

         For the periods indicated below, the Funds listed below and their predecessor portfolios paid the following dollar amounts to Funds Management (and Wells Fargo Bank for the period from July 1, 1999 to February 28, 2002) for administration fees:

                                       Year Ended      Year Ended    Year Ended
                                        6/30/02         6/30/01        6/30/00
                                     -------------    ------------   ----------
         Fund
         ----
                                                      Funds Mgmt./      Wells
                                      Funds Mgmt.     Wells Fargo       Fargo
                                      -----------     ------------      -----

         Colorado Tax-Free              $178,126        $142,698      $121,758
         Fund
         Minnesota Tax-Free             $284,495        $110,758      $ 92,931
         Fund
         National Limited Term          $103,218        $ 88,371      $ 94,960
         Tax-Free Fund
         National Tax-Free              $648,881        $536,514      $467,608
         Fund

                            FORMER GREAT PLAINS FUND

         For the periods indicated below, the Nebraska Tax-Free Fund and its predecessor portfolio paid to Funds Management, Wells Fargo Bank and Federated Services Company ("FSC") the following dollar amounts for administrative fees:

                                                                          Period From
                                      Year Ended         Period From        9/01/00 -
                                       6/30/02        9/11/00 - 6/30/01      9/10/00
                                       -------        -----------------     --------

                                                         Funds Mgmt./
                                                         -----------
Former Great Plains Fund             Funds Mgmt.         Wells Fargo           FSC
------------------------             -----------         -----------           ---
Nebraska Tax-Free Fund                 $97,408             $74,977           $2,586

                                             Year-Ended             Year-Ended
                                              8/31/00                8/31/99
                                              -------                -------

Former Great Plains Fund                        FSC                    FSC
------------------------                        ---                    ---

Nebraska Tax-Free Fund                        $92,566                $94,008

         Distributor. Stephens Inc. ("Stephens," or the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. The Funds have adopted a distribution plan (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

         Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds listed below pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

Fund                                                         Fee
----                                                         ---

California Limited Term Tax-Free
     Class C                                                 0.75%

California Tax-Free
     Class B                                                 0.75%
     Class C                                                 0.75%

Colorado Tax-Free
     Class B                                                 0.75%

Minnesota Tax-Free
     Class B                                                 0.75%

National Tax-Free
     Class B                                                 0.75%
     Class C                                                 0.75%


         The actual fee payable to the Distributor by the above-indicated Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

         For the fiscal year ended June 30, 2002, the Funds listed below paid to Stephens, pursuant to the Plan, the following fees for distribution related expenses:

                                       Printing,
                                     Mailing and                          Comp. to          Comp. to
Fund/Class                Total       Prospectus       Advertising      Underwriters       Br./Dlrs.            Other/1/
----------                -----       ----------       -----------      ------------       ---------            --------
California Tax-Free
    Class B             $1,077,054        $0               $0            $      0          $1,077,054           $      0
    Class C             $  290,485        $0               $0            $160,811          $  129,674           $      0

Colorado Tax-Free
    Class B             $   83,072        $0               $0            $      0          $        0           $ 83,072

Minnesota Tax-Free
    Class B             $  153,267        $0               $0            $      0          $        0           $153,267

National Tax-Free
    Class B             $  246,735        $0               $0            $      0          $  246,735           $      0
    Class C             $   80,085        $0               $0            $ 39,178          $   40,907           $      0

______________
/1/ Stephens has entered into an arrangement whereby sales commissions paid to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments.

         General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

         The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

         Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the respective Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Trustees have concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor or their affiliates in connection with the sale of Fund shares.

         Shareholder Servicing Agent. The Funds offering Class A, Class B or Class C shares have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing investor services, a Shareholder Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of 0.25% of the average daily net assets of the Class A, Class B and Class C shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related forms of shareholder servicing agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

         General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees of the Trust, and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees and the Non-Interested Trustees.

         The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

         Custodian. Wells Fargo Bank MN, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as the custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank MN is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund.

         Fund Accountant. Forum Accounting Services, LLC ("Forum Accounting"), located at Two Portland Square, Portland, Maine 04101, serves as the fund accountant for the Funds. For its services as fund accountant, Forum Accounting is entitled to receive a monthly base fee per Fund of $5,000. In addition, each Fund pays a monthly fee of $1,000 per class, and Forum Accounting is entitled to receive an annual fee equal to 0.0025% of the average daily net assets of each Fund. The Fund's contract with Forum Accounting expires on December 31, 2002.

         The Board has approved PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, to serve as the fund accountant for all of the Funds beginning January 1, 2003, or such later date as the officers determine is necessary to transition services from Forum Accounting to PFPC. Management intends to transition the accounting services to PFPC in stages, and the transition is expected to be completed by the end of the first quarter of 2003. Once the transition is complete, for its services as fund accountant, PFPC will be entitled to receive the annual asset based Fund Complex fee listed in the chart below:

         -----------------------------------------------------------------------
           Average Fund Complex Daily Net Assets       Annual Asset Based Fees

         -----------------------------------------------------------------------
                       $0-85 billion                           0.0057%
         -----------------------------------------------------------------------
                       **$85 billion                           0.0025%
         -----------------------------------------------------------------------

Each Fund's share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the Funds in the Fund Complex (excluding the Core Trust portfolios). PFPC also will be entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC will be entitled to receive certain out-of-pocket costs.

         Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as the transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive an annual based fee from the Fund Complex.

         Underwriting Commissions. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. For the Funds' past three fiscal years, the aggregate dollar amount of underwriting commissions paid to Stephens and the amounts retained by Stephens are as follows:

            Year Ended                              Year Ended                            Year Ended
             06/30/02                                06/30/01                              06/30/00
             --------                                --------                              --------
      Paid             Retained               Paid            Retained               Paid          Retained
      ----             --------               ----            --------               ----          --------
   $1,310,977          $149,788             $936,404          $115,640             $274,381        $33,220

** denotes greater than

         Code of Ethics.

         The Fund Complex, the Adviser and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or adviser; (ii) any employee of a fund or adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Adviser are on public file with, and are available from, the SEC.

                            PERFORMANCE CALCULATIONS

         The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for a Fund or class of shares in a Fund may be useful in reviewing the performance of such Fund or class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

         Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

         Average Annual Total Return: The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:
P(1+T)/n/=ERV. Average annual total return information for the Funds' fiscal year ended June 30, 2002 is incorporated by reference to the Funds' Annual Report.

         Average Annual Total Return (After Taxes on Distributions). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions but without redemption of Fund shares ("ATV\\D\\") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ATV\\D\\.

         Average Annual Total Return (After Taxes on Distributions and Redemption). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV\\DR\\"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ATV\\DR\\.

         All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index for the calendar year ended December 31, 2001, is presented in the Prospectuses.

         Yield Calculations: The Funds may, from time to time, include their yields and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                               YIELD = 2[(a - b + 1)/6/ - 1]
                                          -----
                                           cd

         where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of each class outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share each class of shares on the last day of the period.

         Effective Yield: Effective yields for the Funds are based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1. Effective yield and tax-equivalent yield information is incorporated by reference to the Funds' Annual Report.

         The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

         In addition, investors should recognize that changes in the NAVs of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

         From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Trust may quote the performance or price-earnings ratio of a Fund or a class of the Fund in advertising and other types of literature as compared to the performance of managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities, or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

         Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker-dealer. General mutual fund statistics provided by the Investment Trust Institute also may be used.

         The Trust also may use the following information in advertisements and other types of literature, only to the extent that the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

         In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class's past performance with other rated investments.

         From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as Shareholder Servicing Agent for the Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to Trust account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

         The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment adviser and the total amount of assets and mutual fund assets managed by Funds Management. As of June 30, 2002, Funds Management and its affiliates managed over $169 billion in mutual fund assets.

         The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an online application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

         NAV per share for each class of the Funds is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

         Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. A Fund may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security.

         Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Future contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Purchase orders for a Fund received before such Fund's NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier then their stated NAV calculation time described above.

         Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for Class A share purchases is as follows:

       ---------------------------------------------------------------
                                                    Front-End Sales
                   Amount        Front-End Sales   Charge As % Of
                     of             of Public          Net Amount
                  Purchase        Offering Price        Invested
       ---------------------------------------------------------------

       ---------------------------------------------------------------
       Less than $50,000              4.50%              4.71%
       ---------------------------------------------------------------
       $50,000 to $99,999             4.00%              4.17%
       ---------------------------------------------------------------
       $100,000 to $249,999           3.50%              3.63%
       ---------------------------------------------------------------
       $250,000 to $499,999           2.50%              2.56%
       ---------------------------------------------------------------
       $500,000 to $999,999           2.00%              2.04%
       ---------------------------------------------------------------
       $1,000,000 and over/1/         0.00%              0.00%
       ---------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

     Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. Class A, Class B and Class C shareholders with an existing Wells Fargo Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemption proceeds may be deposited into a linked bank account or mailed via check to the shareholder's address of record. We expect that in the future Internet account access will be available for institutional clients of the Wells Fargo Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or
Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Funds' Sub-Adviser is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

     In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Adviser's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund's shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

     Brokerage Commissions and Securities of Regular Broker-Dealers. For the fiscal year ended June 30, 2002 and for all prior relevant periods, none of the Tax-Free Funds, except the California Tax-Free Fund, paid commissions to any person identified under Item 16(b)(1) of Form N-1A, or held securities of their regular broker-dealers. For the fiscal year ended June 30, 2001, the California Tax-Free Fund paid aggregate brokerage commissions on brokerage transactions in the amount of $9,582.

                                  FUND EXPENSES

     From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its Custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Trustees deems equitable.

                                      TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes and, as applicable, certain California, Colorado,

Minnesota and Nebraska taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, a shareholder may be subject to special rules not discussed below if he or she is a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a holder of Fund shares through a tax-advantaged account, such as a 401(k) Plan Account or an Individual Retirement Account ("IRA"); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset or a shareholder subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in the Fund, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     General. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

     In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities (other than those described in clause (A)) limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the

Fund controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes all of its investment company taxable income and net capital gain to its shareholders, it generally will not be subject to federal income taxation on such income and gain. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one taxable year and pays the distribution by January 31 of the following taxable year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     Each Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. A Fund cannot carry back or carry forward any net operating losses.

     Equalization Accounting. A Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," as determined for federal income tax purposes (generally, the Fund's undistributed net investment income and realized capital gains, with certain adjustments), to redemption proceeds for such purposes. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds. Therefore, the use of the method may be subject to IRS scrutiny.

     Excise Tax. A 4% nondeductible excise tax will be imposed on a Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

     Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     In general, if a Fund purchases a debt obligation with original issue discount (generally at a price less than its principal amount), the Fund may be required to annually include in its taxable income a portion of the original issue discount as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligations. Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by a Fund at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

     The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Only amounts paid out of earnings and profits qualify as taxable distributions. Accordingly, if during a taxable year a Fund's declared distributions exceed the Fund's earnings and profits (as determined at the end of the year), only that portion of the Fund's distributions during the year which equal the year's earnings and profits will be deemed to have constituted taxable distributions. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain.

     Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states grant tax-free status to distributions to individual shareholders attributable to a Fund's interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption or exchange of his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed to be received in the case of an exchange) and his or her tax basis in the shares, and long-term capital gain or loss if he or she has held such Fund shares for greater than one year at the time of the sale or exchange.

     If a shareholder redeems or exchanges Fund shares within 90 days of having acquired such shares, and, if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss generally will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special, lower maximum rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. (An even lower rate applies to individuals in some lower federal income tax brackets.) However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. The 18% rate will apply to capital gain distributions by a Fund to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.

     Foreign Shareholders. Under the Code, distributions attributable to ordinary income on taxable investments, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (each, a "foreign shareholder") generally will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons generally will apply. Special rules apply to foreign partnerships. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.

     Tax-Exempt Investors and Tax-Deferred Plans. Shares of a Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of distributions from the Fund, as discussed further below. Such distributions may ultimately be taxable to the beneficiaries when distributed to them.

     Additional Considerations for the Funds. If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest distributions." The Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

     Distributions of capital gains or income not attributable to interest on a Fund's tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under
Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that a Fund invests in private activity bonds, its shareholders will be required to report that portion of a Fund's distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Fund's expenses in computing their federal AMT. In addition, exempt-interest distributions paid by a Fund to a corporate shareholder is included in the shareholder's "adjusted current earnings" as part of its federal AMT calculation, and may also affect its federal "environmental tax" liability. As of the date of this SAI, individuals are subject to federal AMT at a maximum rate of 28% and corporations are subject to federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult their own tax advisors.

     Additional Considerations for the California Limited Term Tax-Free Fund and California Tax-Free Fund. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

     Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

     In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisors to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California state individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" are applicable for California state income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for taxable year.

     The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California state franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California state tax situation, in general.

     Additional Considerations for the Colorado Tax-Free Fund. Individuals, trusts, estates and corporations subject to the Colorado income tax will not be subject to such tax on distributions paid by the Colorado Tax-Free Fund, to the extent that such distributions qualify as exempt-interest distributions and are attributable to (i) interest earned on any obligation of

Colorado or its political subdivisions issued on or after May 1, 1980, which interest is exempt from federal income taxation under Section 103(a) of the Code, (ii) interest earned on any obligation of Colorado or its political subdivisions issued before May 1, 1980 to the extent that such interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations, or (iii) interest on obligations of the United States or its possessions included in federal adjusted gross income. All other distributions, including distributions attributable to capital gains, generally will be subject to the Colorado individual and corporate income taxes.

     Shareholders of the Colorado Tax-Free Fund should consult their own tax advisors about other state and local tax consequences of their investment in the Colorado Tax-Free Fund.

     Additional Considerations for the Minnesota Tax-Free Fund. Shareholders of the Minnesota Tax-Free Fund ("Minnesota Fund"), who are individuals, estates, or trusts and who are subject to the regular Minnesota individual income tax will not be subject to such regular Minnesota tax on Minnesota Fund distributions to the extent that such distributions qualify as exempt-interest distributions which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest distributions from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest distributions that are paid by the Fund. If the 95% test is not met, all exempt-interest distributions that are paid by the Minnesota Fund generally will be subject to the regular Minnesota individual income tax. Even if the 95% test is met, to the extent that exempt-interest distributions that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such distributions generally will be subject to the regular Minnesota individual income tax. Other distributions of the Minnesota Fund, including distributions attributable to net short-term and long-term capital gains, generally are not exempt from the regular Minnesota individual income tax.

     State legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest distributions that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest distributions unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begun during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

     Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund distributions to shareholders who are individuals, estates, or trusts that are derived from interest on certain United States obligations are not subject to the regular Minnesota individual income tax or the Minnesota alternative minimum tax. However, Minnesota Fund distributions, including exempt-interest distributions, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. The Fund's distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

     Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. As described above, the Code provides that interest on specified private activity bonds is a federal tax preference item, and that a exempt-interest distribution constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest distributions that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax.

     Additional Considerations for the Nebraska Tax-Free Fund. Individuals, trusts, estates and corporations subject to the Nebraska income tax will not be subject to such tax on distributions paid by the Nebraska Tax-Free Fund so long as the Fund continues to be a regulated investment company and to the extent that such distributions qualify as exempt-interest distributions and are attributable to (i) interest earned on Nebraska municipal securities to the extent that such interest is specifically exempt from the Nebraska income tax and the Nebraska alternative minimum tax; or (ii) interest on obligations of the United States or its territories and possessions to the extent included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. Capital gain distributions generally will receive the same characterization for Nebraska income tax purposes. Additionally, if a shareholder is subject to the Nebraska financial institutions' franchise tax, fund distributions may effect the determination of such shareholder's franchise tax.

     All shareholders of the Nebraska Tax-Free Fund should consultant their own tax advisors about other state and local tax consequences of their investment in the Fund.

                                  CAPITAL STOCK

     The Funds are seven of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below, as of October 2, 2002, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                       5% OWNERSHIP AS OF OCTOBER 2, 2002

                                                                            Type of        Percentage
          Fund                          Name and Address                   Ownership        of Class
          ----                          ----------------                   ---------        --------
CALIFORNIA LIMITED TERM
   TAX-FREE

Class A                            PFPC BROKERAGE SERVICES                   Record           6.02%
                                   FBO WELLS FARGO
                                   211 South Gulph Road
                                   King of Prussia, PA  19406-3101


Class C                            WELLS FARGO INVESTMENTS LLC               Record           10.43%
                                   A/C 4567-4702
                                   608 Second Avenue South, 8/th/ Floor
                                   Minneapolis, MN 55402-1916

                                   WELLS FARGO INVESTMENTS LLC               Record           5.94%
                                   A/C 7362-9976
                                   608 Second Avenue South, 8/th/ Floor
                                   Minneapolis, MN 55402-1916

                                   WELLS FARGO INVESTMENTS LLC               Record           5.94%
                                   A/C 5883-3200
                                   608 Second Avenue South, 8/th/ Floor
                                   Minneapolis, MN 55402-1916

                                   WELLS FARGO INVESTMENTS LLC               Record           5.45%
                                   A/C 6019-3728
                                   608 Second Avenue South, 8/th/ Floor
                                   Minneapolis, MN 55402-1916

                                   WELLS FARGO INVESTMENTS LLC               Record           5.91%
                                   A/C 2964-6840
                                   608 Second Avenue South, 8/th/ Floor
                                   Minneapolis, MN 55402-1916

                                   WELLS FARGO INVESTMENTS LLC               Record           5.76%
                                   A/C 8292-0994
                                   608 Second Avenue South, 8/th/ Floor
                                   Minneapolis, MN 55402-1916

                                                                            Type of        Percentage
          Fund                          Name and Address                   Ownership        of Class
          ----                          ----------------                   ---------        --------
                                  WELLS FARGO INVESTMENTS LLC               Record            5.91%
                                  A/C 2017-4228
                                  608 Second Avenue South, 8/th/ Floor
                                  Minneapolis, MN 55402-1916

                                  WELLS FARGO INVESTMENTS LLC               Record            5.90%
                                  A/C 3578-2190
                                  608 Second Avenue South, 8/th/ Floor
                                  Minneapolis, MN 55402-1916

                                  WELLS FARGO INVESTMENTS LLC               Record           11.84%
                                  A/C 4835-3755
                                  608 Second Avenue South, 8/th/ Floor
                                  Minneapolis, MN 55402-1916

                                  WELLS FARGO INVESTMENTS LLC               Record            8.46%
                                  A/C 6787-0518
                                  608 Second Avenue South, 8/th/ Floor
                                  Minneapolis, MN 55402-1916

   Institutional Class            WELLS FARGO BANK MN NA FBO                Record           43.07%
                                  WF CA LTD TRM TX FR OMNIBUS
                                  Attn:  Mutual Fund OPS
                                  P.O. Box 1533
                                  Minneapolis, MN  55480-1533

                                  WELLS FARGO BANK MN NA FBO                Record           35.38%
                                  WF CA LTD TRM TX FR OMNIBUS
                                  Attn:  Mutual Fund OPS
                                  P.O. Box 1533
                                  Minneapolis, MN  55480-1533

                                  WELLS FARGO BANK MN NA FBO                Record           11.56%
                                  WF CA LTD TRM TX FR OMNIBUS
                                  Attn:  Mutual Fund OPS
                                  P.O. Box 1533
                                  Minneapolis, MN  55480-1533

CALIFORNIA TAX-FREE
   Class A                        N/A

   Class B                        N/A

   Class C                        N/A

   Institutional Class            WELLS FARGO BANK MN NA                    Record           31.03%
                                  WELLS FARGO CA TAX-FREE BD FD CL I

                                                                            Type of        Percentage
          Fund                          Name and Address                   Ownership        of Class
          ----                          ----------------                   ---------        --------
                                  Attn:  Mutual Fund OPS
                                  P.O. Box 1533
                                  Minneapolis, MN  55480-1533

                                  WELLS FARGO BANK MN NA                     Record           52.01%
                                  WELLS FARGO CA TAX-FREE BD FD CL I
                                  Attn:  Mutual Fund OPS
                                  P.O. Box 1533
                                  Minneapolis, MN  55480-1533

                                  WELLS FARGO BANK MN NA                     Record           10.16%
                                  WELLS FARGO CA TAX-FREE BD FD CL I
                                  Attn:  Mutual Fund OPS
                                  P.O. Box 1533
                                  Minneapolis, MN  55480-1533

COLORADO TAX-FREE
   Class A                        WELLS FARGO INVESTMENTS LLC                Record            6.95%
                                  A/C 8110-4011
                                  420 Montgomery Street
                                  San Francisco, CA  94104-1298

   Class B                        N/A

   Institutional Class            WELLS FARGO BANK MN NA FBO                 Record            5.42%
                                  COLORADO TAX-FREE FUND I
                                  Attn: Mutual Fund OPS
                                  P.O. Box 1533
                                  Minneapolis, MN  55480-1533

                                  WELLS FARGO BANK MN NA FBO                 Record           88.95%
                                  COLORADO TAX-FREE FUND I
                                  Attn: Mutual Fund OPS
                                  P.O. Box 1533
                                  Minneapolis, MN  55480-1533

MINNESOTA TAX-FREE
   Class A                        N/A                                                          N/A

   Class B                        N/A                                                          N/A

   Institutional Class            WELLS FARGO BANK MN NA FBO                 Record           59.98%
                                  MINNESOTA TAX-FREE I
                                  Attn:  Mutual Fund OPS
                                  P.O. Box 1533
                                  Minneapolis, MN  55480-1533

                                                                            Type of        Percentage
          Fund                          Name and Address                   Ownership        of Class
          ----                          ----------------                   ---------        --------
                                     WELLS FARGO BANK MN NA FBO              Record           26.76%
                                     MINNESOTA TAX-FREE I
                                     Attn:  Mutual Fund OPS
                                     P.O. Box 1533
                                     Minneapolis, MN  55480-1533

                                     WELLS FARGO BANK MN NA FBO              Record           10.83%
                                     MINNESOTA TAX-FREE I
                                     Attn:  Mutual Fund OPS
                                     P.O. Box 1533
                                     Minneapolis, MN  55480-1533

NATIONAL LIMITED TERM TAX-FREE

Institutional Class                  WELLS FARGO BANK MN NA FBO              Record           28.59%
                                     LIMITED TERM TAX-FREE FUND I
                                     Attn:  Mutual Fund OPS
                                     P.O. Box 1533
                                     Minneapolis, MN  55480-1533

                                     WELLS FARGO BANK MN NA FBO              Record           47.40%
                                     LIMITED TERM TAX-FREE FUND I
                                     Attn:  Mutual Fund OPS
                                     P.O. Box 1533
                                     Minneapolis, MN  55480-1533

                                     WELLS FARGO BANK MN NA FBO              Record           23.13%
                                     LIMITED TERM TAX-FREE FUND I
                                     Attn:  Mutual Fund OPS
                                     P.O. Box 1533
                                     Minneapolis, MN  55480-1533

NATIONAL TAX-FREE
   Class A                           N/A

   Class B                           N/A

   Class C                           MLPF&S FOR THE SOLE BENEFIT             Record            8.72%
                                     OF ITS CUSTOMERS

                                     ATTN:  Mutual Fund Administration
                                     4800 Deer Lake Drive East 3rd Floor
                                     Jacksonville, FL  32246-6484

                                                                           Type of        Percentage
Fund                            Name and Address                          Ownership        of Class
----                            ----------------                          ---------       ----------
                         WELLS FARGO INVESTMENTS LLC                        Record            7.37%
                         A/C 4408-0933
                         608 Second Avenue South, 8th Floor
                         Minneapolis, MN  55402-1916

                         WELLS FARGO INVESTMENTS LLC                        Record            5.27%
                         A/C 7085/7579
                         608 Second Avenue South, 8/th/ Floor
                         Minneapolis, MN 55402-1916
                         LPL FINANCIAL SERVICES                             Record            5.61%
                         A/C 7039-4129
                         9785 Towne Centre Drive
                         San Diego, CA 92121-1968

Institutional Class      WELLS FARGO BANK MN NA FBO                         Record            7.76%
                         TAX-FREE INCOME FUND I
                         Attn:  Mutual Fund OPS
                         P.O. Box 1533
                         Minneapolis, MN  55480-1533

                         WELLS FARGO BANK MN NA FBO                         Record           65.78%
                         TAX-FREE INCOME FUND I
                         Attn:  Mutual Fund OPS
                         P.O. Box 1533
                         Minneapolis, MN  55480-1533

                         WELLS FARGO BANK MN NA FBO                         Record           25.17%
                         TAX-FREE INCOME FUND I
                         Attn:  Mutual Fund OPS
                         P.O. Box 1533
                         Minneapolis, MN  55480-1533

NEBRASKA TAX-FREE
 Institutional Class     WELLS FARGO BANK MN NA FBO                         Record           89.55%
                         NEBRASKA TAX-FREE CL I
                         CASH/CASH
                         Attn:  Mutual Fund OPS
                         P.O. Box 1533
                         Minneapolis, MN 55480-1533

                         WELLS FARGO BANK MN NA FBO                         Record            5.46%
                         NEBRASKA TAX-FREE CL I
                         CASH/RE
                         Attn: Mutual Fund OPS
                         P.O. Box 1533
                         Minneapolis, MN 55480-1533

         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                      OTHER

         The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

         Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                              INDEPENDENT AUDITORS

         KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

         The portfolios of investments and audited financial statements for the Funds for the year ended June 30, 2002, are hereby incorporated by reference to the Funds' Annual Report.

                                    APPENDIX

         The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

         Corporate Bonds

         S&P

         S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

             B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

             CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

             Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

             C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

             D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

         Moody's

         Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

             Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

             C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         Short-Term Issue Credit Ratings (including Commercial Paper)

             S&P:

             A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

             A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

             A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

             B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

             C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

             D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

             Moody's:

             Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

             Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

             Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

             Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                             WELLS FARGO FUNDS TRUST
                         File Nos. 333-74295; 811-09253

                                     PART C
                                OTHER INFORMATION

Item 23.   Exhibits.
           --------

      Exhibit
      Number                                      Description
      ------                                      -----------

      (a)                  -    Amended and Restated Declaration of Trust,
                                incorporated by reference to Post-Effective
                                Amendment No. 8, filed December 17, 1999.

      (b)                  -    Not Applicable.

      (c)                  -    Not Applicable.

      (d)(1)(i)            -    Investment Advisory Agreement with Wells Fargo
                                Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 20, filed May 1,
                                2001; Schedule A, filed herewith.

            (ii)           -    Amended and Restated Fee and Expense Agreement
                                between Wells Fargo Funds Trust and Wells Fargo
                                Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed
                                February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 46, filed October 1, 2002.

         (2)(i)            -    Investment Sub-Advisory Agreement with Barclays
                                Global Fund Advisors, incorporated by reference to Post-Effective Amendment No. 22, filed June
                                15, 2001; Appendix I, filed herewith.

            (ii)           -    Investment Sub-Advisory Agreement with Galliard
                                Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001; Appendix A, filed herewith.

            (iii)          -    Investment Sub-Advisory Agreement with Peregrine
                                Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A, filed herewith.

            (iv)           -    Investment Sub-Advisory Agreement with Schroder
                                Investment Management North America Inc., incorporated by reference to Post-Effective
                                Amendment No. 20, filed May 1, 2001; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 46, filed October
                                1, 2002.

            (v)            -    Investment Sub-Advisory Agreement with Smith
                                Asset Management Group, L.P, filed herewith.

            (vi)           -    Investment Sub-Advisory Agreement with Wells
                                Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix A, Schedule A, and
                                Appendix A to Schedule A, filed herewith.

            (vii)          -    Investment Sub-Advisory Agreement with Dresdner
                                RCM Global Investors, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A, filed herewith.

            (viii)         -    Investment Sub-Advisory Agreement with Golden
                                Capital Management, LLC, incorporated by reference to Post-Effective Amendment No. 23, filed July 1, 2001; Appendix A, filed herewith.

            (ix)           -    Investment Sub-Advisory Agreement with Cadence
                                Capital Management, incorporated by reference to Post-Effective Amendment No. 26, filed September
                                12, 2001; Appendix A, filed herewith.

      (e)                  -    Amended and Restated Distribution Agreement
                                along with Form of Selling Agreement, filed herewith.

      (f)                  -    Not Applicable.

      (g)(1)               -    Not Applicable.

          (2)              -    Custody Agreement with Wells Fargo Bank
                                Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October
                                30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 46, filed
                                October 1, 2002.

             (i)           -    Delegation Agreement (17f-5) with Wells Fargo
                                Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed
                                October 30, 2000; Exhibit A, filed herewith.

          (3)              -    Securities Lending Agreement by and among Wells
                                Fargo Funds Trust, Wells Fargo Funds Management,
                                LLC and Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective
                                Amendment No. 22, filed June 15, 2001; Exhibit
                                A, incorporated by reference to Post-Effective
                                Amendment No. 46, filed October 1, 2002.

          (4)              -    Custody and Fund Accounting Agreement with State
                                Street Bank and (4) - Trust Co., incorporated by reference to Post-Effective Amendment No. 37, filed June 13, 2002.

       (h)(1)              -    Administration Agreement with Wells Fargo Funds
                                Management, LLC, incorporated by reference to Post-Effective Amendment No. 20, filed May 1,
                                2001; Appendix A, filed herewith.

          (2)              -    Fund Accounting Agreement with Forum Accounting
                                Services, LLC, incorporated by reference to Post-Effective Amendment No. 9, filed February
                                1, 2000; Appendix C, incorporated by reference to Post-Effective Amendment No. 32, filed
                                February 8, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No. 46, filed October 1, 2002.

          (3)              -    Transfer Agency and Service Agreement with
                                Boston Financial Data Services, Inc.,
                                incorporated by reference to Post-Effective
                                Amendment No. 16, filed October 30, 2000;
                                Schedule A, incorporated by reference to Post-Effective Amendment No. 39, filed July 1,
                                2002.

          (4)              -    Shareholder Servicing Plan, incorporated by
                                reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, filed herewith.

         (5)    -    Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

      (i)       -    Legal Opinion, filed herewith.

      (j)(A)    -    Consent of Independent Auditors, filed herewith.

      (j)(1)    -    Power of Attorney, Robert C. Brown, incorporated by
                     reference to Post-Effective Amendment No. 34, filed
                     February 25, 2002.

         (2)    -    Not Applicable.

         (3)    -    Not Applicable.

         (4)    -    Power of Attorney, Thomas S. Goho, incorporated by
                     reference to Post-Effective Amendment No. 34, filed
                     February 25, 2002.

         (5)    -    Power of Attorney, Peter G. Gordon, incorporated by
                     reference to Post-Effective Amendment No. 34, filed
                     February 25, 2002.

         (6)    -    Power of Attorney, W. Rodney Hughes, incorporated by
                     reference to Post-Effective Amendment No. 34, filed
                     February 25, 2002.

         (7)    -    Power of Attorney, Richard M. Leach, incorporated by
                     reference to Post-Effective Amendment No. 34, filed
                     February 25, 2002.

         (8)    -    Power of Attorney, J. Tucker Morse, incorporated by
                     reference to Post-Effective Amendment No. 34, filed
                     February 25, 2002.

         (9)    -    Power of Attorney, Timothy J. Penny, incorporated by
                     reference to Post-Effective Amendment No. 34, filed
                     February 25, 2002.

         (10)   -    Power of Attorney, Donald C. Willeke, incorporated by
                     reference to Post-Effective Amendment No. 34, filed
                     February 25, 2002.

         (11)    -   Power of Attorney, Michael J. Hogan, incorporated by
                     reference to Post-Effective Amendment No. 34, filed
                     February 25, 2002.

         (12)    -   Power of Attorney, Karla M. Rabusch, incorporated by
                     reference to Post-Effective Amendment No. 34, filed
                     February 25, 2002.

      (k)        -   Not Applicable.

      (l)        -   Not Applicable.

      (m)        -   Rule 12b-1 Plan, incorporated by reference to Post-
                     Effective Amendment No. 23, filed July 1, 2001; Appendix A, filed herewith (see Exhibit (e) above for related
                     Distribution Agreement).

      (n)        -   Rule 18f-3 Plan, incorporated by reference to Post-
                     Effective Amendment No. 23, filed July 1, 2001; Appendix A, filed herewith.

      (o)        -   Not Applicable.

      (p)(1)     -   Joint Code of Ethics for Funds Trust, Core Trust and
                     Variable Trust, incorporated by reference to Post-Effective
                     Amendment No. 20, filed May 1, 2001.

         (2)     -   Wells Fargo Funds Management, LLC Code of Ethics,
                     incorporated by reference to Post-Effective Amendment No.
                     20, filed May 1, 2001.

         (3)     -   Barclays Global Investors, N.A. Code of Ethics,
                     incorporated by reference to Post-Effective Amendment No.
                     20, filed May 1, 2001.

         (4)     -   Dresdner RCM Global Investors, LLC Code of Ethics,
                     incorporated by reference to Post-Effective Amendment No.
                     15, filed October 2, 2000.

         (5)     -   Galliard Capital Management, Inc. Code of Ethics,
                     incorporated by reference to Post-Effective Amendment No.
                     15, filed October 2, 2000.

         (6)     -   Peregrine Capital Management, Inc. Code of Ethics,
                     incorporated by reference to Post-Effective Amendment No.
                     15, filed October 2, 2000.

         (7)     -   Schroder Investment Management North America Inc. Code of
                     Ethics, incorporated by reference to Post-Effective
                     Amendment No. 15, filed October 2, 2000.

         (8)     -   Smith Asset Management Group, L.P. Code of Ethics,
                     incorporated by reference to Post-Effective Amendment No.
                     15, filed October 2, 2000.

         (9)     -   Wells Capital Management Incorporated Code of Ethics,
                     incorporated by reference to Post-Effective Amendment No.
                     15, filed October 2, 2000.

         (10)    -   Cadence Capital Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 22, filed June
                     15, 2001.

         (11)    -   Golden Capital Management LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 32, filed
                     February 8, 2002.

Item 24. Persons Controlled by or Under Common Control with the Fund.

         Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.

         Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.

         (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

                   To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

         (b) Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), serves as a sub-adviser to various Funds of the Trust and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of this Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to various Funds of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (h) Dresdner RCM Global Investors LLC ("Dresdner"), an indirect, wholly owned subsidiary of Dresdner Bank AG, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of Dresdner in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Dresdner is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (i) Cadence Capital Management ("Cadence") serves as sub-adviser for the core portfolio in which the Large Cap Appreciation Fund invests. The descriptions of Cadence in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (j) Golden Capital Management, LLC ("Golden") serves as sub-adviser for the OTC Growth Fund. Golden is entitled to receive fees at the same annual rates as were applicable under the sub-advisory contract with Smith. The descriptions of Golden in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Golden is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (k) Boston Partners Asset Management, L.P. ("Boston Partners") is expected to serve as sub-adviser to the portfolio in which the Large Cap Value Fund is expected to invest upon the Fund's and the portfolio's commencement of operations early next year. The descriptions of Boston Partners in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Boston Partners is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (l) Sutter Advisors LLC ("Sutter") is expected to serve as the sub-adviser to the High Yield Bond Fund upon the Fund's commencement of operations later this year. The descriptions of Sutter in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27.  Principal Underwriters.

          (a) Stephens Inc. ("Stephens"), distributor for the Registrant, also acts as principal underwriter for Barclays Global Investors Funds, Inc., Nations Fund, Inc., Nations Fund Trust, Nations Separate Account Trust, Nations Reserves, Nations Funds Trust, Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Nations Master Investment Portfolio and Wells Fargo Core Trust, all of which are registered open-end management investment companies. Stephens Capital Management, an operating division of Stephens, acts as an investment adviser for certain funds of The Diversified Investors Fund Group, also an open-end management investment company.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (File No. 501-15510).

          (c)   Not Applicable.

Item 28.  Location of Accounts and Records.

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94105.

          (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

          (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

          (d) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-adviser (and through April 12, 2002, as custodian for the Asset Allocation and Index Allocation Funds) at 45 Fremont Street, San Francisco, California 94105.

          (e) Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

          (f) Wells Fargo Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

          (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

          (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

          (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

          (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 500 Crescent Court, Suite 250, Dallas, Texas 75201.

          (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

          (l) Dresdner RCM Global Investors, LLC maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

          (m) Cadence Capital Management maintains all Records relating to its services as investment sub-adviser at 265 Franklin Street, Boston, Massachusetts 02110.

          (n) Golden Capital Management, LLC maintains all Records relating to its services as investment sub-adviser at Five Resource Square, 10715 David Taylor Drive, Suite 150, Charlotte, North Carolina 28262.

          (o) Boston Partners Asset Management, L.P. will maintain all Records relating to its services as investment sub-adviser at 28 State Street, 20th Floor, Boston, Massachusetts 02109.

          (p) Sutter Advisors LLC will maintain all Records relating to its services as investment sub-adviser at 550 California Street, San Francisco, CA 94104.

Item 29.  Management Services.

              Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.  Not Applicable.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of November, 2002.

                                             WELLS FARGO FUNDS TRUST

                                             By: /s/ Christopher R. Bellonzi
                                                --------------------------------
                                                  Christopher R. Bellonzi
                                                  Assistant Secretary

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                          Title                                            Date
---------                          -----                                            ----
              *
-------------------------          Trustee
Robert C. Brown

              *
-------------------------          Trustee
Thomas S. Goho

              *
-------------------------          Trustee
Peter G. Gordon

              *
-------------------------          Trustee
W. Rodney Hughes

              *
-------------------------          Trustee
Richard M. Leach

              *
-------------------------          Trustee
J. Tucker Morse

              *
-------------------------          Trustee
Timothy J. Penny

              *
-------------------------          Trustee
Donald C. Willeke

              *                    President
-------------------------
Michael J. Hogan                   (Principal Executive Officer)

              *                    Treasurer
-------------------------
Karla M. Rabusch                   (Principal Financial and Accounting Officer)

                                                                                  11/1/2002

*By:  /s/ Christopher R. Bellonzi
     ----------------------------------------
       Christopher R. Bellonzi
       As Attorney-in-Fact
       November 1, 2002

                             WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                  EXHIBIT INDEX

Exhibit Number                            Description

EX-99.B(d)(1)(i)           Schedule A to the Investment Advisory Agreement

EX-99.B(d)(2)(i)           Appendix I to the Investment Sub-Advisory Agreement
                           with Barclays Global Fund Advisors

EX-99.B(d)(2)(ii)          Appendix A to the Investment Sub-Advisory Agreement
                           with Galliard Capital Management, Inc.

EX-99.B(d)(2)(iii)         Appendix A to the Investment Sub-Advisory Agreement
                           with Peregrine  Capital Management, Inc.

EX-99.B(d)(2)(v)           Investment Sub-Advisory Agreement with Smith Asset
                           Management Group, L.P.

EX-99.B(d)(2)(vi)          Appendix A , Schedule A and Appendix A to Schedule A
                           to the Investment Sub-Advisory Agreement with Wells
                           Capital Management Incorporated

EX-99.B(d)(2)(vii)         Appendix A to the Investment Sub-Advisory Agreement
                           with Dresdner RCM Global Investors, LLC

EX-99.B(d)(2)(viii)        Appendix A to the Investment Sub-Advisory Agreement
                           with Golden Capital Management, LLC

EX-99.B(d)(2)(ix)          Appendix A to the Investment Sub-Advisory Agreement
                           with Cadence Capital Management

EX-99.B(e)                 Amended and Restated Distribution Agreement along
                           with Form of Selling Agreement

EX-99.B(g)(2)(i)           Exhibit A to the Delegation Agreement (17f-5) with
                           Wells Fargo Bank Minnesota, N.A.

EX-99.B(h)(1)              Appendix A to the Administration Agreement with Wells
                           Fargo Funds Management, LLC

EX-99.B(h)(4)              Appendix A to the Shareholder Servicing Plan

EX-99.B(i)                 Legal Opinion

EX-99.B(j)(A)              Consent of Independent Auditors

EX-99.B(m)                 Appendix A to the Rule 12b-1 Plan

EX-99.B(n)                 Appendix A to the Rule 18f-3 Plan